As filed with the Securities and Exchange Commission on April 30, 2008

File No. 333-63972

File No. 811-10429

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 8

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 9

Modern Woodmen of America Variable Annuity Account

(Exact Name of Registrant)

Modern Woodmen of America

(Name of Depositor)

1701 1st Avenue

Rock Island, Illinois 61201

309-786-6481

(Address and Telephone Number of Principal Executive Office)

Darcy G. Callas, Esquire

1701 1st Avenue

Rock Island, Illinois 61201

(Name and Address of Agent for Service of Process)

Copy to:

Stephen E. Roth, Esquire

Sutherland Asbill & Brennan LLP

1275 Pennsylvania Avenue, N.W.

Washington, D.C. 20004-2415

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

It is proposed that this filing will become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b) of Rule 485;

☒	on May 1, 2008 pursuant to paragraph (b) of Rule 485;

☐	60 days after filing pursuant to paragraph (a) of Rule 485;

☐	on (date) pursuant to paragraph (a) of Rule 485.

Securities being offered: Flexible Premium Deferred Variable Annuity Certificates

Modern Woodmen of America Variable Annuity Account

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED

VARIABLE ANNUITY CERTIFICATE

PROSPECTUS

May 1, 2008

Modern Woodmen of America, a fraternal benefit society, (the “Society”) is offering the individual flexible premium deferred variable annuity certificate (the “Certificate”) described in this Prospectus. The Certificate provides for Accumulated Value and annuity payments on a fixed and variable basis. The Society sells the Certificate to retirement plans, including those that qualify for special federal tax treatment under the Internal Revenue Code.

The Certificate Holder (“you” or “your”) may allocate premiums and Accumulated Value to 1) the Declared Interest Option, an account that provides a specified rate of interest, and/or 2) Subaccounts of Modern Woodmen of America Variable Annuity Account (the “Account”), each of which invests in one of the following Investment Options:

American Century Investments

VP Mid Cap Value Fund

VP Ultra® Fund

VP VistaSM Fund

Dreyfus Variable Investment Fund

VIF Appreciation Portfolio

VIF Developing Leaders Portfolio

VIF Growth & Income Portfolio

VIF International Equity Portfolio

Dreyfus Socially Responsible Growth Fund Inc.

EquiTrust Variable Insurance Series Fund

Blue Chip Portfolio

High Grade Bond Portfolio

Managed Portfolio

Money Market Portfolio

Strategic Yield Portfolio

Value Growth Portfolio

Fidelity® Variable Insurance Products Funds

VIP Contrafund® Portfolio—Initial Class

VIP Growth Portfolio—Initial Class

VIP Growth & Income Portfolio—Initial Class

VIP High Income Portfolio—Service Class 2

VIP Index 500 Portfolio—Initial Class

VIP Mid Cap Portfolio—Service Class 2

VIP Overseas Portfolio—Initial Class

VIP Real Estate Portfolio—Initial Class

VIP Freedom 2015 Portfolio—Initial Class

VIP Freedom 2020 Portfolio—Initial Class

VIP Freedom 2025 Portfolio—Initial Class

VIP Freedom 2030 Portfolio—Initial Class

J.P. Morgan Series Trust II

JPMorgan Mid Cap Value Portfolio

JPMorgan Small Company Portfolio

Summit Pinnacle Series

Nasdaq-100 Index Portfolio

Russell 2000 Small Cap Index Portfolio

S&P MidCap 400 Index Portfolio

T. Rowe Price Equity Series, Inc.

Equity Income Portfolio

Mid-Cap Growth Portfolio

New America Growth Portfolio

Personal Strategy Balanced Portfolio

T. Rowe Price International Series, Inc.

International Stock Portfolio

The accompanying prospectus for each Investment Option describes the investment objectives and attendant risks of each Investment Option. If you allocate premiums to the Subaccounts, the amount of the Certificate’s Accumulated Value prior to the Retirement Date will vary to reflect the investment performance of the Investment Options you select.

The T. Rowe Price Mid-Cap Growth Subaccount is not available for investment (allocation of premium payments and transfers) under Certificates issued on or after May 1, 2004.

Please note that the Certificates and Investment Options are not bank deposits, are not federally insured, are not guaranteed to achieve their goals and are subject to risks, including loss of the amount invested.

You may find additional information about your Certificate and the Account in the Statement of Additional Information, dated the same as this Prospectus. To obtain a copy of this document, please contact us at the address or phone number shown on the cover of this Prospectus. The Statement of Additional Information (“SAI”) has been filed with the Securities and Exchange Commission (“SEC”) and is incorporated herein by reference. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference into this Prospectus, and other information filed electronically with the SEC. The table of contents for the SAI is at the end of this prospectus.

Please read this Prospectus carefully and retain it for future reference. A prospectus for each Investment Option must accompany this Prospectus and you should read it in conjunction with this Prospectus.

The Securities and Exchange Commission has not approved these securities or determined that this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Issued By

Modern Woodmen of America

Home Office:	Variable Product Administrative Center:
1701 1st Avenue	PO Box 9284
Rock Island, Illinois 61201	Des Moines, Iowa 50306
1-877-249-3692

1

The Certificate may not be available in all jurisdictions.

This Prospectus constitutes an offering or solicitation only in those jurisdictions where such offering or solicitation may lawfully be made.

2

DEFINITIONS

Account: Modern Woodmen of America Variable Annuity Account.

Accumulated Value: The total amount invested under the Certificate, which is the sum of the values of the Certificate in each Subaccount of the Account plus the value of the Certificate in the Declared Interest Option.

Administrative Center: The Society’s administrative office at 5400 University Avenue, West Des Moines, Iowa 50266, or PO Box 9284, Des Moines, Iowa 50306.

Annuitant: The person whose life determines the annuity benefits payable under the Certificate and whose death determines the death benefit.

Beneficiary: The person (or persons) to whom the Society pays the proceeds on the death of the Annuitant.

Business Day: Each day that the New York Stock Exchange is open for trading. Assets are valued at the close of each Business Day (generally, 3:00 p.m. central time).

Certificate: The individual flexible premium deferred variable annuity certificate we offer and describe in this Prospectus, which term includes the basic certificate, the certificate application, any supplemental applications, any endorsements or additional benefit riders or agreements, and the Articles of Incorporation and By-Laws of the Society which are in force on the Issue Date.

Certificate Anniversary: The same date in each Certificate Year as the Issue Date.

Certificate Holder: The person who controls the Certificate and who is entitled to exercise all rights and privileges provided in the Certificate.

Certificate Year: A twelve-month period beginning on the Issue Date or on a Certificate Anniversary.

The Code: The Internal Revenue Code of 1986, as amended.

Declared Interest Option: An allocation option under the Certificate funded by the Society’s General Account. It is not part of, nor dependent upon, the investment performance of the Account.

Due Proof of Death: Satisfactory documentation provided to the Society verifying proof of death. This documentation may include the following:

(a) a certified copy of the death certificate;

(b) a certified copy of a court decree reciting a finding of death;

(c) the Beneficiary’s statement of election;

(d) a copy of the Beneficiary’s Form W-9; or

(e) any other proof satisfactory to the Society.

Fund: An investment company registered with the SEC under the Investment Company Act of 1940 as an open-end, diversified management investment company or unit investment trust in which the Account invests.

General Account: The assets of the Society other than those allocated to the Account or any other separate account of the Society.

Investment Option: A Fund, or a separate investment portfolio of a Fund, in which a Subaccount invests.

Issue Date: The date on which the Society receives a properly completed application and an initial premium at the Administrative Center. It is the date set forth on the data page of the Certificate which the Society uses to determine Certificate Years and Certificate Anniversaries.

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Net Accumulated Value: The Accumulated Value less any applicable Surrender Charge.

Non-Qualified Certificate: A Certificate that is not a Qualified Certificate.

Qualified Certificate: A Certificate the Society issues in connection with plans that qualify for special federal income tax treatment under Sections 401(a), 401(k), 403(a), 403(b), 408 or 408A of the Code.

Retirement Date: The date when the Society applies the Accumulated Value under a settlement option, if the Annuitant is still living.

SEC: The U.S. Securities and Exchange Commission.

The Society (“we”, “us” or “our”): Modern Woodmen of America, a fraternal benefit society.

Subaccount: A subdivision of the Account which invests its assets exclusively in a corresponding Investment Option.

Valuation Period: The period of time over which we determine the change in value of the Subaccounts. Each Valuation Period begins at the close of normal trading of the New York Stock Exchange (generally, 3:00 p.m. central time) on one Business Day and ends at the close of normal trading of the New York Stock Exchange on the next succeeding Business Day.

Written Notice: A written request or notice signed by the Certificate Holder on a form satisfactory to the Society which we receive at our Administrative Center.

4

FEE TABLES

The following tables describe the fees and expenses that are payable when buying, owning and surrendering the Certificate. The first table describes the fees and expenses that are payable at the time you buy the Certificate, surrender the Certificate or transfer Accumulated Value among the Subaccounts and the Declared Interest Option.

Certificate Holder Transaction Expenses	Guaranteed Maximum Charge	Current Charge
Surrender Charge (as a percentage of amount withdrawn or surrendered) (1)	8%	8%
Transfer Processing Fee(2)	$25	$25

(1)  The surrender charge is only assessed during the first eight Certificate Years. The surrender charge declines 1% annually to 0% in the ninth Certificate Year. You may annually withdraw a maximum of 10% of the Accumulated Value calculated as of the most recent prior Certificate Anniversary without incurring a surrender charge. This amount is not cumulative from Certificate Year to Certificate Year. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”)

(2)  We waive the transfer processing fee for the first twelve transfers during a Certificate Year. Currently, we may assess a charge of $25 for the thirteenth and each subsequent transfer during a Certificate Year.

The next table describes the fees and expenses that you will pay periodically during the time that you own your Certificate, not including Fund fees and expenses.

Periodic Charges	Guaranteed Maximum Charge	Current Charge
Annual Administrative Charge(3)	$45	$30
Separate Account Annual Expenses (as a percentage of average variable accumulated value)
Mortality and Expense Risk Charge	1.40%	1.40%
Total Separate Account Annual Expenses	1.40%	1.40%

(3)  We currently deduct an annual administrative charge of $30 on the Issue Date and on each Certificate Anniversary prior to the Retirement Date.

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The next table shows the minimum and maximum fees and expenses charged by any of the Investment Options for the fiscal year ended December 31, 2007. More detail concerning each Investment Option’s fees and expenses is contained in the prospectus for each Investment Option.

Annual Investment Option Operating Expenses

(expenses that are deducted from Investment Option assets)(4)

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.26%
Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement(5)	0.10%	1.26%

(4)  For certain Investment Options, certain expenses were reimbursed or fees waived during 2007. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although they may be terminated at any time. After taking into account these arrangements and any contractual expense reimbursement and fee waiver arrangements, total annual Investment Option operating expenses would have been:

	Minimum	Maximum
Total Annual Investment Option Operating Expenses (expenses that are deducted from Investment Option assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.10%	1.26%

(5)  The “Total Annual Investment Option Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the range of minimum and maximum fees and expenses based on the expenses of all Investment Options after taking into account contractual fee waiver or expense reimbursement arrangements in place. Those contractual arrangements are designed to reduce total annual portfolio operating expenses for Certificate Holders and will continue past the current year. Two Investment Options currently have contractual reimbursement or fee waiver arrangements in place. See the “Annual Investment Option Operating Expenses” table beginning on page 7 for a description of the fees and expenses charged by each of the Investment Options available under the Certificate as well as any applicable contractual fee waiver or reimbursement arrangements.

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The following table indicates the Investment Options’ fees and expenses for the year ended December 31, 2007, both before and after any contractual fee waiver or reimbursement. Current and future expenses may be higher or lower than those shown.

Annual Investment Option Operating Expenses

(expenses that are deducted from Investment Option assets)

Investment Option	Advisory Fee	Acquired Fund Fees and Expenses		Other Expenses	12b-1 Fee	Total Expenses (before contractual fee waivers and reimbursements)	Total Amount of contractual fee waiver or reimbursement	Total Expenses (after contractual fee waivers and reimbursements)
American Century
VP Mid Cap Value Fund	1.00%	0.00%		0.00%	0.00%	1.00%	0.00%	1.00%
VP Ultra® Fund	1.00%	0.00%		0.00%	0.00%	1.00%	0.00%	1.00%	(1)
VP VistaSM Fund	1.00%	0.00%		0.00%	0.00%	1.00%	0.00%	1.00%
Dreyfus
VIF Appreciation Portfolio—Initial Share Class	0.75%	0.00%		0.05%	0.00%	0.80%	0.00%	0.80%
VIF Developing Leaders Portfolio—Initial Share Class	0.75%	0.00%		0.06%	0.00%	0.81%	0.00%	0.81%
VIF Growth and Income Portfolio—Initial Share Class	0.75%	0.01%	(2)	0.06%	0.00%	0.82%	0.00%	0.82%
VIF International Equity Portfolio—Initial Share Class	0.75%	0.00%		0.28%	0.00%	1.03%	0.00%	1.03%
Dreyfus Socially Responsible Growth Fund, Inc.—Service Share Class	0.75%	0.00%		0.07%	0.25%	1.07%	0.00%	1.07%
EquiTrust Variable Insurance Series Fund
Blue Chip Portfolio	0.20%	0.00%		0.09%	0.00%	0.29%	0.00%	0.29%
High Grade Bond Portfolio	0.30%	0.00%		0.12%	0.00%	0.42%	0.00%	0.42%
Managed Portfolio	0.45%	0.00%		0.09%	0.00%	0.54%	0.00%	0.54%
Money Market Portfolio	0.25%	0.00%		0.20%	0.00%	0.45%	0.00%	0.45%
Strategic Yield Portfolio	0.45%	0.00%		0.12%	0.00%	0.57%	0.00%	0.57%
Value Growth Portfolio	0.45%	0.00%		0.10%	0.00%	0.55%	0.00%	0.55%

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Investment Option	Advisory Fee	Acquired Fund Fees and Expenses		Other Expenses	12b-1 Fee	Total Expenses (before contractual fee waivers and reimbursements)	Total Amount of contractual fee waiver or reimbursement	Total Expenses (after contractual fee waivers and reimbursements)
Fidelity Variable Insurance Products Funds
VIP Contrafund Portfolio—Initial Class	0.56%	0.00%		0.09%	0.00%	0.65%	0.00%	0.65%	(3)
VIP Growth Portfolio—Initial Class	0.56%	0.00%		0.09%	0.00%	0.65%	0.00%	0.65%	(3)
VIP Growth & Income Portfolio—Initial Class	0.46%	0.00%		0.12%	0.00%	0.58%	0.00%	0.58%
VIP High Income Portfolio—Service Class 2	0.57%	0.00%		0.11%	0.25%	0.93%	0.00%	0.93%
VIP Index 500 Portfolio—Initial Class	0.10%	0.00%		0.00%	0.00%	0.10%	0.00%	0.10%	(4)
VIP Mid Cap Portfolio—Service Class 2	0.56%	0.00%		0.10%	0.25%	0.91%	0.00%	0.91%	(3)
VIP Overseas Portfolio—Initial Class	0.71%	0.00%		0.14%	0.00%	0.85%	0.00%	0.85%	(3)
VIP Real Estate Portfolio—Initial Class	0.56%	0.00%		0.18%	0.00%	0.74%	0.00%	0.74%
VIP Freedom 2015 Portfolio—Initial Class	0.00%	0.59%	(2)	0.00%	0.00%	0.59%	0.00%	0.59%	(5)
VIP Freedom 2020 Portfolio—Initial Class	0.00%	0.62%	(2)	0.00%	0.00%	0.62%	0.00%	0.62%	(5)
VIP Freedom 2025 Portfolio—Initial Class	0.00%	0.63%	(2)	0.00%	0.00%	0.63%	0.00%	0.63%	(5)
VIP Freedom 2030 Portfolio—Initial Class	0.00%	0.66%	(2)	0.00%	0.00%	0.66%	0.00%	0.66%	(5)
J.P. Morgan Series Trust II
JPMorgan Mid Cap Value Portfolio	0.70%	0.01%	(2)	0.55%	0.00%	1.26%	0.00%	1.26%	(6)
JPMorgan Small Company Portfolio	0.60%	0.01%	(2)	0.55%	0.00%	1.16%	0.07%	1.09%	(6)
Summit Pinnacle Series
Nasdaq-100® Index Portfolio	0.35%	0.01%	(2)	0.30%	0.00%	0.66%	0.00%	0.66%	(7)
Russell 2000® Small Cap Index Portfolio	0.35%	0.03%	(2)	0.29%	0.00%	0.67%	0.00%	0.67%
S&P MidCap 400® Index Portfolio	0.30%	0.01%	(2)	0.22%	0.00%	0.53%	0.00%	0.53%

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Investment Option	Advisory Fee	Acquired Fund Fees and Expenses	Other Expenses	12b-1 Fee	Total Expenses (before contractual fee waivers and reimbursements)	Total Amount of contractual fee waiver or reimbursement	Total Expenses (after contractual fee waivers and reimbursements)
T. Rowe Price Equity Series, Inc.
Equity Income Portfolio	0.85%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%	(8)
Mid-Cap Growth Portfolio	0.85%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%	(8)
New America Growth Portfolio	0.85%	0.00%	0.00%	0.00%	0.85%	0.00%	0.85%	(8)
Personal Strategy Balanced Portfolio	0.90%	0.00%	0.00%	0.00%	0.90%	0.00%	0.90%	(8)(9)
T. Rowe Price International Series, Inc.
International Stock Portfolio	1.05%	0.00%	0.00%	0.00%	1.05%	0.00%	1.05%	(8)

(1)  The Fund has a stepped fee schedule. As a result, the Fund’s management fee rate generally decreases as Fund assets increase. Please consult the Fund’s prospectus for more details about the Fund’s management fees. Other expenses include the fees and expenses of the Fund’s independent directors and their legal counsel, interest, and if applicable, acquired fund fees and expenses.

(2)  The Fund/Portfolio invests a portion of its assets in shares of various other underlying portfolios. This Investment Option has its own expenses and bears a portion of the operating expenses of the underlying portfolios in which it invests, including the advisory fee. The figures shown for acquired fund fees and expenses reflect the portion of the underlying portfolios’ expenses.

(3)  Total expenses were lower than those shown because a portion of the brokerage commissions that the Fund paid was used to reduce the Fund’s expenses, and/or because through arrangements with the Fund’s custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund’s custodian expenses. Including these reductions, total expenses would have been: Contrafund Portfolio 0.64%, Growth Portfolio 0.64%, Mid Cap Portfolio 0.90% and Overseas Portfolio 0.82%. This arrangement may be discontinued by the Fund’s manager at any time.

(4)  Management fees for the Fund have been reduced to 0.10%, and total Fund expenses are limited to 0.10% (these limits do not apply to interest, taxes, brokerage commissions, securities lending fees or extraordinary expenses). This expense limit may not be increased without approval of the Fund’s shareholders and board of trustees. Thus, the expense limit is required by contract and is not voluntary on the fund manager’s part.

(5)  Fidelity Management & Research Company has voluntarily agreed to reimburse the Initial Share Class of each fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, 12b-1 fees, fund and acquired fees and expenses, if any), as a percentage of their respective average net assets, exceed 0.00%.

(6)  The Portfolio’s Adviser, Administrator and Distributor have contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expenses related to short sales, interest, taxes and extraordinary expenses) exceed 1.25% and 1.08% of the average daily net assets through April 30, 2009 for the Mid Cap Value and Small Company Portfolios, respectively. Without the acquired fund fees and expenses, the total annual operating expenses would have been 1.25% and 1.15% of the average daily net assets for the Mid Cap Value and Small Company Portfolios, respectively, while total annual operating expenses (after contractual fee waivers and reimbursements) for the Small Company Portfolio would have been 1.08% of average daily net assets.

(7)  The Fund’s adviser has contractually agreed to limit total expenses, exclusive of acquired fund fees and expenses, to the extent they exceed 0.65% of the average net assets of the Nasdaq-100 Index Portfolio. This expense limit may not be changed without approval of the Portfolio’s shareholders.

(8)  Total annual Investment Option expenses are an all-inclusive fee and pay for investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, non-recurring and extraordinary items. The fee is based on fund average daily net assets and is calculated and accrued daily.

(9)  The Portfolio is required to reduce its management fee by the amount of expenses incurred as a result of the Portfolio’s investments in other T. Rowe Price mutual funds. Including this reduction, the Portfolio’s actual expenses for fiscal year 2007 were 0.88%. The reduction will vary with the amount invested in other T. Rowe Price mutual funds.

9

Examples

The examples are intended to help you compare the cost of investing in the Certificate with the cost of investing in other variable annuity products. These costs include Certificate Holder transaction expenses, the annual administrative charge, mortality and expense risk fees, and Investment Option fees and expenses. Because no deduction is currently made under the Certificates for premium taxes, the examples do not reflect a deduction for premium taxes.

Each example assumes that you invest $10,000 in the Certificate for the time periods indicated and that your investment has a 5% return each year.

Example 1

The first example immediately below assumes the maximum fees and expenses of any of the Investment Options as set forth in the Annual Investment Option Operating Expenses tables. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.  If you surrender your Certificate at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$1,017	$1,435	$1,863	$3,090

2.  If you annuitize at the end of the applicable time period and elect fixed settlement option 2 or 4 with a one-year annuity payment period(1):

1 Year	3 Years	5 Years	10 Years
$925	$1,338	$1,762	$3,090

3.  If you do not surrender your Certificate or you annuitize at the end of the applicable time period and elect fixed settlement option 1, 3 or 5, or a variable settlement option:

1 Year	3 Years	5 Years	10 Years
$279	$856	$1,459	$3,090

Example 2

The second example immediately below assumes the minimum fees and expenses of any of the Investment Options as set forth in the Annual Investment Option Operating Expenses tables. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1.  If you surrender your Certificate at the end of the applicable time period:

1 Year	3 Years	5 Years	10 Years
$911	$1,107	$1,303	$1,911

2.  If you annuitize at the end of the applicable time period and elect fixed settlement option 2 or 4 with a one-year annuity payment period(1):

1 Year	3 Years	5 Years	10 Years
$817	$1,007	$1,196	$1,911

3.  If you do not surrender your Certificate or you annuitize at the end of the applicable time period and elect fixed settlement option 1, 3 or 5, or a variable settlement option:

1 Year	3 Years	5 Years	10 Years
$164	$508	$876	$1,911

(1)  Selection of an annuity payment period with a duration of greater than one year would result in lower one-, three- and five-year expense figures. In calculating the surrender charge that would apply in the case of annuitization under fixed payment option 2 or 4, the Society will add the number of years for which payments will be made under the annuity payment option selected to the number of Certificate Years since the Issue Date to determine the Certificate Year in which the surrender occurs for purposes of determining the surrender charge percentage that would apply upon annuitization.

10

Condensed Financial Information

Please refer to APPENDIX B for accumulation unit information for each Subaccount.

SUMMARY OF THE CERTIFICATE

Issuance of a Certificate.  The Certificate is an individual flexible premium deferred variable annuity certificate with a maximum issue age of 85 for Annuitants (see “DESCRIPTION OF ANNUITY CERTIFICATE—Issuance of a Certificate”). See “DISTRIBUTION OF THE CERTIFICATES” for information on compensation of persons selling the Certificates. The Certificates are:

•	“flexible premium” because you do not have to pay premiums according to a fixed schedule, and

•

“variable” because, to the extent Accumulated Value is attributable to the Account, Accumulated Value will increase and decrease based on the investment performance of the Investment Options corresponding to the Subaccounts to which you allocate your premiums.

Free-Look Period.  You have the right to return the Certificate within 30 days after you receive it (see “DESCRIPTION OF ANNUITY CERTIFICATE—Free-Look Period”). If you return the Certificate, it will become void and you will receive the greater of:

•	premiums paid, or

•	the Accumulated Value on the date the Society receives the returned Certificate at our Administrative Center, plus administrative charges and any other charges deducted under the Certificate.

Premiums.  The minimum initial premium amount the Society accepts is $1,000. (We may waive the minimum initial premium amount for certain Qualified Certificates or premium collection methods.) You may make subsequent premium payments (minimum $50 each) at any time. (See “DESCRIPTION OF ANNUITY CERTIFICATE—Premiums.”)

Allocation of Premiums.  You can allocate premiums to one or more Subaccounts, the Declared Interest Option, or both (see “DESCRIPTION OF ANNUITY CERTIFICATE—Allocation of Premiums”). However, if your Certificate was issued on or after May 1, 2004, you may not allocate premiums to the T. Rowe Price Mid-Cap Growth Subaccount.

•	The Society will allocate the initial premium to the Money Market Subaccount for 10 days from the Issue Date.

•	At the end of that period, the Society will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

Transfers.  You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Retirement Date (see “DESCRIPTION OF ANNUITY CERTIFICATE—Transfer Privilege”). However, if your Certificate was issued on or after May 1, 2004, you may not transfer monies to the T. Rowe Price Mid-Cap Growth Subaccount.

•	The minimum amount of each transfer is $100 or the entire amount in the Subaccount or Declared Interest Option, if less.

•

Transfers from the Declared Interest Option may be for no more than 25% of the Accumulated Value in that option. If the Accumulated Value in the Declared Interest Option after the transfer is less than $1,000, you may transfer the entire amount.

•	The Society waives fees for the first twelve transfers during a Certificate Year.

•	The Society may assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Certificate Year.

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Partial Withdrawal.  You may withdraw part of the Accumulated Value upon Written Notice at any time before the Retirement Date (see “DESCRIPTION OF ANNUITY CERTIFICATE—Partial Withdrawals and Surrenders—Partial Withdrawals”). Certain partial withdrawals may be subject to a surrender charge (see “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Charge for Partial Withdrawal or Surrender”). A partial withdrawal may have tax consequences and may be restricted under certain Qualified Certificates. (See “FEDERAL TAX MATTERS.”)

Surrender.  You may surrender your Certificate upon Written Notice on or before the Retirement Date (see “DESCRIPTION OF ANNUITY CERTIFICATE—Partial Withdrawals and Surrenders—Surrender”). A surrender may have tax consequences and may be restricted under certain Qualified Certificates. (See “FEDERAL TAX MATTERS.”)

Death Benefit.  We will pay a death benefit once we receive due proof of the Annuitant’s death before the Retirement Date. If the Annuitant’s age on the Issue Date was less than 76, the death benefit equals the greatest of:

(1)	the sum of premiums paid, less the sum of all partial withdrawal reductions (including applicable surrender charges);

(2)	the Accumulated Value; or

(3)	the Performance Enhanced Death Benefit (PEDB) amount.

If the Annuitant’s age on the Issue Date was 76 or older, the death benefit equals the greater of (1) and (2) above.

See “DESCRIPTION OF ANNUITY CERTIFICATE—Death Benefit Before the Retirement Date—Death of an Annuitant” for descriptions of the Performance Enhanced Death Benefit and partial withdrawal reductions.

CHARGES AND DEDUCTIONS

Your Certificate will be assessed the following charges and deductions:

Surrender Charge (Contingent Deferred Sales Charge).  We apply a charge if you make a partial withdrawal from or surrender your Certificate during the first eight Certificate Years (see “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Charge for Partial Withdrawal or Surrender”).

Certificate Year in Which Withdrawal Occurs	Charge as a Percentage of Amount Withdrawn
1	8%
2	7
3	6
4	5
5	4
6	3
7	2
8	1
9 and after	0

In each Certificate Year, you may annually withdraw a maximum of 10% of the Accumulated Value as of the most recent prior Certificate Anniversary without incurring a surrender charge. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”)

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We reserve the right to waive the surrender charge as provided in the Certificate. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Waiver of Surrender Charge.”)

Annual Administrative Charge.  We deduct an annual administrative charge of $30 on the Issue Date and on each Certificate Anniversary prior to the Retirement Date (see “CHARGES AND DEDUCTIONS—Annual Administrative Charge”). We currently waive this charge:

•	on the Issue Date if your initial premium payment is $50,000 or greater, or

•	if the Accumulated Value is $50,000 or greater on each subsequent Certificate Anniversary.

We may terminate this waiver at any time. We guarantee that the annual administrative charge will not exceed $45.

Transfer Processing Fee.  We may assess a $25 fee for the 13th and each subsequent transfer in a Contract Year. This charge is guaranteed not to exceed $25 per transfer.

Mortality and Expense Risk Charge.  We apply a daily mortality and expense risk charge, calculated at an annual rate of 1.40% (approximately 1.01% for mortality risk and 0.39% for expense risk) (see “CHARGES AND DEDUCTIONS—Mortality and Expense Risk Charge”).

Investment Option Expenses.  The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. The table beginning on page 7 titled “Annual Investment Option Operating Expenses” lists these fees.

Risk of an Increase in Current Fees and Expenses.  Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Certificate in force.

ANNUITY PROVISIONS

On your Retirement Date, you may choose to have the Net Accumulated Value distributed to you as follows:

•	under a settlement option, or

•	in a lump sum (see “SETTLEMENT OPTIONS”).

FEDERAL TAX MATTERS

The Certificate’s earnings are generally not taxed until you take a distribution. If you are under age 59 1/2 when you take a distribution, the earnings may also be subject to a penalty tax. Different tax consequences apply to distributions from Qualified Certificates. (See “FEDERAL TAX MATTERS.”)

THE SOCIETY, ACCOUNT AND INVESTMENT OPTIONS

Modern Woodmen of America

The Society was incorporated on May 5, 1884 as a fraternal benefit society in the State of Illinois and is principally engaged in the offering of life insurance and annuity certificates to its members. We are admitted to do business in 47 states and the District of Columbia: Alabama, Arizona, Arkansas, California, Colorado, Connecticut, Delaware, Florida, Georgia, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland, Massachusetts, Michigan, Minnesota, Mississippi, Missouri, Montana, Nebraska, New Hampshire, New Jersey, New Mexico, New York, North Carolina, North Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont, Virginia, Washington, West Virginia, Wisconsin and Wyoming. The Society’s principle business address is 1701 1st Avenue, Rock Island, Illinois 61201.

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It is the Society’s objective and purpose to bring together persons of exemplary habits and good moral character into a fraternal benefit society and to provide social, intellectual, moral and physical improvement of its members; to promote fraternal relationships and foster acts of fraternity, charity and benevolence by and among its members; to provide opportunities for service to others and community; to encourage and strengthen the concept of the conventional and traditional family unit and to assist its members in living in harmony with their environment.

Modern Woodmen of America Variable Annuity Account

On March 30, 2001, we established the Account pursuant to the laws of the State of Illinois. The Account:

•	will receive and invest premiums paid to it under the Certificate;

•	will receive and invest premiums for other variable annuity certificates we issue;

•

is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (“1940 Act”). Such registration does not involve supervision by the SEC of the management or investment policies or practices of the Account, us or the Funds.

We own the Account’s assets. However, we cannot charge the Account with liabilities arising out of any other business we may conduct. (The Account’s assets are available to cover the general liabilities of the Society only to the extent that the Account’s assets exceed its liabilities. We may transfer assets which exceed these reserves and liabilities to our General Account.) All obligations arising under the Certificates are general corporate obligations of the Society.

Investment Options

There are currently 36 Subaccounts available under the Account, each of which invests exclusively in shares of a single corresponding Investment Option. Each of the Investment Options was formed as an investment vehicle for insurance company separate accounts. Each Investment Option has its own investment objective(s) and separately determines the income and losses for that Investment Option. While you may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option.

If your Certificate was issued on or after May 1, 2004, you may not invest in the T. Rowe Price Mid-Cap Growth Subaccount.

The investment objective(s) and policies of certain Investment Options are similar to the investment objective(s) and policies of other portfolios that the same investment adviser, investment sub-adviser or manager may manage. The investment results of the Investment Options, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the Investment Options will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, investment sub-adviser or manager.

We have summarized below the investment objective(s) and policies of each Investment Option. There is no assurance that any Investment Option will achieve its stated objective(s). You should also read the prospectus for each Investment Option, which must accompany or precede this Prospectus, for more detailed information, including a description of risks and expenses. You may obtain a free copy of the prospectus for each Investment Option by contacting us at our Administrative Center at 877-249-3692.

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American Century Investments.  American Century Investment Management, Inc. is the investment adviser to the Funds.

Portfolio	Investment Objective(s) and Principal Investments
VP Mid Cap Value Fund	• This Fund seeks long-term capital growth. Its secondary goal is income. The Fund pursues its objective by investing in companies whose stock price may not reflect the companies’ value.
VP Ultra® Fund

•      This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of large companies with earnings and revenue that are not only growing, but growing at a successively faster, or accelerating pace.

VP VistaSM Fund	• This Fund seeks long-term capital growth. The Fund pursues this objective by investing in common stocks of medium-sized and smaller companies which will increase in value over time.

Dreyfus.  The Dreyfus Corporation serves as the investment adviser to the Dreyfus Variable Investment Fund and the Dreyfus Socially Responsible Growth Fund. Fayez Sarofim and Co. serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: Appreciation Portfolio and Newton Capital Management Limited serves as the investment sub-adviser to the Dreyfus Variable Investment Fund: International Equity Portfolio.

Portfolio	Investment Objective(s) and Principal Investments
Dreyfus Variable Investment Fund: Appreciation Portfolio— Initial Share Class

•      This Portfolio seeks long-term capital growth consistent with preservation of capital. Its secondary goal is current income. To pursue these goals, the Portfolio normally invests at least 80% of its assets in common stocks. The Portfolio focuses on “blue chip” companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies.

Dreyfus Variable Investment Fund: Developing Leaders Portfolio—Initial Share Class

•      This Portfolio seeks capital growth. To pursue this goal, the Portfolio normally invests at least 80% of its assets in the stocks of companies the adviser believes to be developing leaders: companies characterized by new or innovative products, services or processes having the potential to enhance earnings or revenue growth. Based on current market conditions, the Portfolio primarily invests in small companies with market capitalizations of less than $2 billion at the time of purchase.

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Portfolio	Investment Objective(s) and Principal Investments
Dreyfus Variable Investment Fund: Growth and Income Portfolio—Initial Share Class

•      This Portfolio seeks to provide long-term capital growth, current income and growth of income, consistent with reasonable investment risk. To pursue this goal, the Portfolio invests primarily in stocks of domestic and foreign issuers.

Dreyfus Variable Investment Fund: International Equity Portfolio—Initial Share Class

•      This Portfolio seeks capital growth. To pursue this goal, the Portfolio invests primarily in growth stocks of foreign companies. Normally, the Portfolio invests at least 80% of its assets in stocks, including common stocks and convertible securities, including those issued in initial public offerings.

Dreyfus Socially Responsible Growth Fund, Inc.—Service Share Class

•      This Fund seeks to provide capital growth; current income is a secondary goal. This Fund normally invests at least 80% of its assets in the common stocks of companies that, in the opinion of fund management, meet traditional investment standards and conduct their business in a manner that contributes to the enhancement of the quality of life in America.

EquiTrust Variable Insurance Series Fund.  EquiTrust Investment Management Services, Inc. is the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Blue Chip Portfolio	• This Portfolio seeks growth of capital and income. The Portfolio pursues this objective by investing at least 80% of its net assets in equity securities of well-capitalized, established companies.
High Grade Bond Portfolio

•      This Portfolio seeks as high a level of current income as is consistent with an investment in a diversified portfolio of high grade income-bearing debt securities. The Portfolio will pursue this objective by investing at least 80% of its net assets in debt securities rated AAA, AA or A by Standard & Poor’s or Aaa, Aa or A by Moody’s Investors Service, Inc. and in securities issued or guaranteed by the United States government or its agencies or instrumentalities.

Managed Portfolio

•      This Portfolio seeks the highest level of total return through income and capital appreciation. The Portfolio pursues this objective through a fully managed investment policy consisting of investment in the following three market sectors: (i) common stocks and other equity securities; (ii) high grade debt securities and preferred stocks of the type in which the High Grade Bond Portfolio may invest; and (iii) money market instruments of the type in which the Money Market Portfolio may invest.

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Portfolio	Investment Objective(s) and Principal Investments
Money Market Portfolio

•      This Portfolio seeks maximum current income consistent with liquidity and stability of principal. The Portfolio will pursue this objective by investing in high quality short-term money market instruments. An investment in the Money Market Portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. There can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. During extended periods of low interest rates, the yield of a money market subaccount may also become extremely low and possibly negative.

Strategic Yield Portfolio

•      This Portfolio seeks as a primary objective, as high a level of current income as is consistent with investment in a diversified portfolio of lower-rated, higher-yielding income-bearing securities. As a secondary objective, the Portfolio seeks capital appreciation when consistent with its primary objective. The Portfolio pursues these objectives by investing primarily in debt and income-bearing securities rated Baa or lower by Moody’s Investors Service, Inc. and/or BBB or lower by Standard & Poor’s, or in unrated securities of comparable quality (i.e., junk bonds). An investment in this Portfolio may entail greater than ordinary financial risk. (See the Fund prospectus “HIGHER RISK SECURITIES AND INVESTMENT STRATEGIES—Lower-Rated Debt Securities.”)

Value Growth Portfolio

•      This Portfolio seeks long-term capital appreciation. The Portfolio pursues this objective by investing primarily in equity securities of companies that the investment adviser believes have a potential to earn a high return on capital and/or in equity securities that the investment adviser believes are undervalued by the marketplace. Such equity securities may include common stock, preferred stock and securities convertible or exchangeable into common stock.

Fidelity Variable Insurance Products Funds.  Fidelity Management & Research Company serves as the investment adviser to these Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Fidelity VIP Contrafund® Portfolio

•      This Portfolio seeks long-term capital appreciation. The Portfolio normally invests primarily in common stocks. The Portfolio invests in securities of companies whose value the adviser believes is not fully recognized by the public.

Fidelity VIP Growth Portfolio

•      This Portfolio seeks capital appreciation. The Portfolio invests primarily in common stocks. The Portfolio invests in securities of companies the adviser believes have above-average growth potential.

Fidelity VIP Growth & Income Portfolio

•      This Portfolio seeks high total return through a combination of current income and capital appreciation. The Portfolio normally invests the majority of its assets in domestic and foreign equity securities, with a focus on those that pay current dividends and show potential earnings growth. However, the Portfolio may buy debt securities as well as equity securities that are not currently paying dividends, but offer prospects for capital appreciation or future income.

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Portfolio	Investment Objective(s) and Principal Investments
Fidelity VIP High Income Portfolio

•      This Portfolio seeks a high level of current income, while also considering growth of capital. The Portfolio normally invests primarily in domestic and foreign income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.

Fidelity VIP Index 500 Portfolio

•      This Portfolio seeks investment results that correspond to the total return of a broad range of common stocks publicly traded in the United States, as represented by the S&P 500. To achieve this objective, the Portfolio normally invests at least 80% of its assets in common stocks included in the S&P 500.

Fidelity VIP Mid Cap Portfolio

•      This Portfolio seeks long-term growth of capital. The Portfolio normally invests at least 80% of its total assets in securities of companies with medium market capitalizations. The investment adviser invests primarily in common stocks.

Fidelity VIP Overseas Portfolio	• This Portfolio seeks long-term growth of capital. Normally, at least 80% of the Portfolio’s total assets will be invested in foreign equity securities. The Portfolio may also invest in U.S. issuers.
Fidelity VIP Real Estate Portfolio	• This Portfolio seeks above average income and long-term capital growth consistent with reasonable investment risk. The fund seeks to provide a yield that exceeds the composite yield of the S&P 500.
VIP Freedom 2015 Portfolio VIP Freedom 2020 Portfolio VIP Freedom 2025 Portfolio VIP Freedom 2030 Portfolio

•      These Portfolios seek high total return with a secondary objective of principal preservation as each Portfolio approaches its target date and beyond. The Portfolios invest in a combination of underlying Fidelity VIP equity, fixed-income and short-term funds using a moderate asset allocation strategy designed for investors expecting to retire around the year 2015, 2020, 2025 and 2030, respectively.

J.P. Morgan Series Trust II.  J.P. Morgan Investment Management Inc. serves as the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
JPMorgan Mid Cap Value Portfolio

•      The Portfolio seeks growth from capital appreciation. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of mid-cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. Mid-cap companies are companies with market capitalizations between $1 billion to $ 20 billion at the time of purchase.

JPMorgan Small Company Portfolio

•      This Portfolio seeks to provide high total return from a portfolio of small company stocks. Under normal circumstances, the Portfolio invests at least 80% of its Assets in equity securities of small-cap companies. “Assets” means net assets, plus the amount of borrowings for investment purposes. These small-cap securities will be primarily securities of companies located in the U.S. Small-cap companies are companies with market capitalizations similar to those within the universe of the Russell 2000® Index at the time of purchase.

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Summit Pinnacle Series of Summit Mutual Funds, Inc.  Summit Investment Partners, Inc. serves as the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Nasdaq-100® Index Portfolio

•      This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Nasdaq-100® Index. The strategy employed is a passive strategy, where the Manager attempts to create a portfolio so that there is a strong correlation or relationship to that of a broad market index, such as the Nasdaq-100® Index. This passive strategy also attempts to keep transaction costs and portfolio turnover to an absolute minimum.

Russell 2000® Small Cap Index Portfolio

•      This Portfolio seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000® Index. The strategy employed is a passive strategy, where the Manager attempts to create a portfolio so that there is a strong correlation or relationship to that of a broad market index, such as the Russell 2000® Index. This passive strategy also attempts to keep transaction costs and portfolio turnover to an absolute minimum.

S&P MidCap 400® Index Portfolio

•      This Portfolio seeks investment results that correspond to the total return performance of U.S. common stocks, as represented by the S&P MidCap 400® Index. The strategy employed is a passive strategy, where the Manager attempts to create a portfolio so that there is a strong correlation or relationship to that of a broad market index, such as the S&P MidCap 400® Index. This passive strategy also attempts to keep transaction costs and portfolio turnover to an absolute minimum.

T. Rowe Price Equity Series, Inc.  T. Rowe Price Associates, Inc. is the investment adviser to the Portfolios.

Portfolio	Investment Objective(s) and Principal Investments
Equity Income Portfolio

•      This Portfolio seeks to provide substantial dividend income and long-term capital appreciation by investing primarily in dividend-paying common stocks of established companies considered by the adviser to have favorable prospects for both increasing dividends and capital appreciation.

Mid-Cap Growth Portfolio*

•      This Portfolio seeks to provide long-term capital appreciation by investing primarily in mid-cap stocks with the potential for above-average earnings growth. The investment adviser defines mid-cap companies as those whose market capitalization falls within the range of companies in either the Standard & Poor’s Mid-Cap 400 Index or the Russell Mid Cap Growth Index.

       *The T. Rowe Price Mid-Cap Growth Portfolio is not available as an Investment Option for Certificates issued on or after May 1, 2004.

New America Growth Portfolio

•      This Portfolio seeks to provide long-term growth of capital by investing primarily in the common stocks of companies operating in sectors the investment adviser believes will be the fastest growing in the U.S. Fast-growing companies can be found across an array of industries in today’s “new America”.

Personal Strategy Balanced Portfolio

•      This Portfolio seeks the highest total return over time consistent with an emphasis on both capital appreciation and income. The Portfolio pursues its objective by investing in a diversified portfolio typically consisting of approximately 60% stocks, 30% bonds and 10% money market securities.

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T. Rowe Price International Series, Inc.  T. Rowe Price International, Inc. is the investment adviser to the Portfolio.

Portfolio	Investment Objective(s) and Principal Investments
International Stock Portfolio	• This Portfolio seeks to provide capital appreciation through investments primarily in common stocks of established companies based outside the United States.

The Funds currently sell shares: (a) to the Account as well as to separate accounts of insurance companies that are not affiliated with the Society; and (b) to separate accounts to serve as the underlying investment for both variable insurance policies and variable annuity contracts. We currently do not foresee any disadvantages to Certificate Holders arising from the sale of shares to support variable annuity contracts and variable life insurance policies, or from shares being sold to separate accounts of insurance companies that are not affiliated with the Society. However, we will monitor events in order to identify any material irreconcilable conflicts that might possibly arise. In that event, we would determine what action, if any, should be taken in response to the conflict. In addition, if we believe that a Fund’s response to any of those events or conflicts insufficiently protects Certificate Holders, we will take appropriate action on our own, which may include withdrawing the Account’s investment in that Fund. (See the Fund prospectuses for more detail.)

We select the Investment Options offered through this Certificate based on several criteria, including asset class coverage, the strength of the investment adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Investment Option’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Investment Options periodically and may remove an Investment Option or limit its availability to new premiums and/or transfers of Accumulated Value if we determine that the Investment Option no longer meets one or more of the selection criteria, and/or if the Investment Option has not attracted significant allocations from Certificate Holders.

We do not provide any investment advice and do not recommend or endorse any particular Investment Option. You bear the risk of any decline in the Accumulated Value of your Certificate resulting from the performance of the Investment Option you have chosen.

We may receive different amounts of compensation from an investment adviser, distributor and/or affiliate(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the Investment Options. These amounts, which may vary by adviser, are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. The amounts we currently receive on an annual basis range from 0.10% to 0.25% of the annual average assets we hold in the Investment Options. In addition, MWA Financial Services, Inc., the principal underwriter of the Certificates, receives 12b-1 fees deducted from certain portfolio assets attributable to the Certificate for providing distribution and shareholder support services to some Investment Options. The Society and its affiliates may profit from these payments.

Each Fund is registered with the SEC as an open-end, diversified management investment company. Such registration does not involve supervision of the management or investment practices or policies of the Funds by the SEC.

Addition, Deletion or Substitution of Investments

We reserve the right, subject to compliance with applicable law, to make additions to, deletions from or substitutions for the shares that are held in the Account or that the Account may purchase. We reserve the right to eliminate the shares of any Investment Option and to substitute any shares of another Investment Option. We also may substitute shares of funds with fees and expenses that are different from the Funds. We will not substitute any shares attributable to your interest in a Subaccount without notice and prior approval of the SEC and state insurance authorities, to the extent required by the 1940 Act or other applicable law.

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We also reserve the right to establish additional Subaccounts of the Account, each of which would invest in a new Investment Option, or in shares of another investment company with a specified investment objective. We may limit the availability of any new Investment Option to certain classes of purchasers. We may establish new Subaccounts when, in our sole discretion, marketing needs or investment conditions warrant, and we will make any new Subaccounts available to existing Certificate Holders on a basis we determine. We may also eliminate one or more Subaccounts if, in our sole discretion, marketing, tax, investment conditions or regulatory requirements warrant.

In the event of any such substitution, deletion or change, we may make appropriate changes in this and other Certificates to reflect such substitution, deletion or change. If you allocated all or a portion of your premiums to any of the current Subaccounts that are being substituted for or deleted, you may surrender the portion of the Accumulated Value funded by such Subaccount without paying the associated surrender charge. You may also transfer the portion of the Accumulated Value affected without paying a transfer charge.

If we deem it to be in the best interest of persons having voting rights with regard to the Subaccounts under the Certificates, we may:

•	operate the Account as a management investment company under the 1940 Act,

•	deregister the Account under that Act in the event such registration is no longer required, or

•	combine the Account with our other separate accounts.

In addition, we may, when permitted by law, restrict or eliminate these voting rights under the Certificate.

DESCRIPTION OF ANNUITY CERTIFICATE

Issuance of a Certificate

You must complete an application in order to purchase a Certificate, which can be obtained through a licensed representative of the Society, who is also a registered representative of MWA Financial Services, Inc. (“MWAFS”). Your Issue Date will be the date the properly completed application and the initial premium are received at our Administrative Center. (If this date is the 29th, 30th or 31st of any month, the Issue Date will be the 28th of such month.) See “DESCRIPTION OF ANNUITY CERTIFICATE—Allocation of Premiums” for our procedures upon receipt of an incomplete application. The Society sells Qualified Certificates for retirement plans that qualify for special federal tax treatment under the Code, and also sells Non-Qualified Certificates. IRAs and other retirement plans that qualify for special federal tax treatment already have the tax-deferral feature found in the Certificate; therefore, you should consider whether the features and benefits unique to the Certificate are appropriate for your needs prior to purchasing a Qualified Certificate. We apply a maximum issue age of 85 for Annuitants.

The Annuitant is the owner and person having control of the Certificate, unless another owner is named. During the Annuitant’s lifetime, the person having control of the Certificate may exercise all of the rights and receive all of the benefits provided by the Certificate without the consent of any other person.

If the issue age is 15 or less, the applicant for the Certificate, or the applicant’s duly appointed successor, shall have control of the Certificate but may not assign it. During the period after the Annuitant attains age 16 and before the Annuitant attains age 21, control of the Certificate will pass to the Annuitant: (a) upon the death of such applicant; or (b) upon receipt of a written request by such applicant in a form satisfactory to the Society. When the Annuitant attains age 21, control of the Certificate shall automatically pass to the Annuitant.

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Although we do not anticipate delays in our receipt and processing of applications, premium payments or transaction requests, we may experience such delays to the extent registered representatives fail to forward applications, premium payments and transaction requests to our Administrative Center on a timely basis.

Premiums

The minimum initial premium amount the Society will accept is $1,000. We may waive the minimum initial premium amount for certain Qualified Certificates or premium collection methods. You may make minimum subsequent premium payments of $50 or more at any time during the Annuitant’s lifetime and before the Retirement Date.

You may elect to receive premium reminder notices based on annual, semi-annual or quarterly payments. You may change the amount of the premium and frequency of the notice at any time. Also, under the automatic payment plan, you can elect a monthly payment schedule for premium payments to be automatically deducted from a bank account or other source. Your Certificate will not necessarily lapse even if additional premiums are not paid. You should forward all premium payments to our Administrative Center.

If mandated under applicable law, the Society may be required to reject a premium payment. The Society may also be required to provide additional information about you and your Certificate to government regulators.

Free-Look Period

We provide for an initial “free-look” period during which time you have the right to return the Certificate within 30 days after you receive it. If you return the Certificate, it will become void and you will receive the greater of:

•	premiums paid, or

•	the Accumulated Value on the date we receive the returned Certificate at our Administrative Center, plus administrative charges and any other charges deducted under the Certificate.

Allocation of Premiums

Upon receipt at our Administrative Center of your properly completed Certificate application and initial premium payment, we will allocate the initial premium to the Money Market Subaccount within two Business Days. We deem receipt to occur on a Business Day if we receive your properly completed Certificate application and premium payment at our Administrative Center before 3:00 p.m. central time. If received on or after 3:00 p.m. central time on a Business Day, we deem receipt to occur on the following Business Day. If your application is not properly completed, we reserve the right to retain your initial premium for up to five business days while we attempt to complete the application. At the end of this 5-day period, if the application is not complete, we will inform you of the reason for the delay and we will return the initial premium immediately, unless you specifically provide us your consent to retain the premium until the application is complete.

You may be invested in up to sixteen Investment Options at any one time, including the Declared Interest Option; however, each premium payment you submit may be directed to a maximum of 10 Investment Options, including the Declared Interest Option. (You must invest a minimum of 1% in each Investment Option. The Society may, in its sole discretion, raise the minimum allocation requirement to 10% at any time. All percentages must be in whole numbers.) If your Certificate was issued on or after May 1, 2004, you may not invest in the T. Rowe Price Mid-Cap Growth Subaccount.

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•

Notwithstanding your allocation instructions, we will allocate the initial premium to the Money Market Subaccount for 10 days from the Issue Date. We also will allocate any additional premiums received during this 10-day period to the Money Market Subaccount.

•	At the end of that period, we will allocate those monies among the Subaccounts and the Declared Interest Option according to the instructions in your application.

•

We will allocate subsequent premiums in the same manner at the end of the Valuation Period when we receive them at our Administrative Center, unless the allocation percentages are changed. We must receive a premium payment by 3:00 p.m. central time on a Business Day for the premium to be allocated that Business Day and credited with Subaccount unit values determined as of that time. Premiums received at or after 3:00 p.m. central time on a Business Day will be allocated on the following Business Day and credited with Subaccount unit values determined as of the close of that Business Day (3:00 p.m. central time).

•

You may change your allocation instructions at any time by sending Written Notice to our Administrative Center. If you change your allocation percentages, we will allocate subsequent premium payments in accordance with the allocation instructions in effect. Changing your allocation instructions will not alter the allocation of your existing Accumulated Values among the Subaccounts or the Declared Interest Option.

•	You may, however, direct individual payments to a specific Subaccount, the Declared Interest Option, or any combination thereof, without changing the existing allocation instructions.

Because the Accumulated Values in each Subaccount will vary with that Subaccount’s investment performance, you bear the entire investment risk for amounts allocated to the Subaccount. You should periodically review your premium allocation schedule in light of market conditions and your overall financial objectives.

Variable Accumulated Value

The variable accumulated value of your Certificate will reflect the investment performance of your selected Subaccounts, any premiums paid, surrenders or partial withdrawals, transfers and charges assessed. The Society does not guarantee a minimum variable accumulated value, and, because your Certificate’s variable accumulated value on any future date depends upon a number of variables, it cannot be predetermined.

Calculation of Variable Accumulated Value.  Your Certificate’s variable accumulated value is determined at the end of each Valuation Period and is the aggregate of the values in each of the Subaccounts under your Certificate. These values are determined by multiplying each Subaccount’s unit value by the number of units allocated to that Subaccount.

Determination of Number of Units.  The amounts allocated to your selected Subaccounts are converted into Subaccount units. The number of units credited to each Subaccount in your Certificate is calculated at the end of the Valuation Period by dividing the dollar amount allocated by the unit value for that Subaccount. At the end of the Valuation Period, we will increase the number of units in each Subaccount by:

•	any premiums paid, and

•	any amounts transferred from another Subaccount or the Declared Interest Option.

We will decrease the number of units in each Subaccount by:

•	any amounts withdrawn,

•	applicable charges assessed, and

•	any amounts transferred to another Subaccount or the Declared Interest Option.

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Determination of Unit Value.  We have set the unit value for each Subaccount’s first Valuation Period at $10. We calculate the unit value for a Subaccount for each subsequent Valuation Period by dividing (a) by (b) where:

(a)	is the net result of:

1.	the value of the net assets in the Subaccount at the end of the preceding Valuation Period; plus

2.	the investment income and capital gains, realized or unrealized, credited to the Subaccount during the current Valuation Period; minus

3.	the capital losses, realized or unrealized, charged against the Subaccount during the current Valuation Period; minus

4.	any amount charged for taxes or any amount set aside during the Valuation Period as a provision for taxes attributable to the operation or maintenance of the Subaccount; minus

5.	the daily amount charged for mortality and expense risks for each day of the current Valuation Period.

(b)	is the number of units outstanding at the end of the preceding Valuation Period.

Transfer Privilege

You may transfer monies in a Subaccount or the Declared Interest Option to another Subaccount or the Declared Interest Option on or before the Retirement Date. We will process all transfers based on the net asset value next determined after we receive your Written Notice at our Administrative Center.

•	The minimum amount of each transfer is $100 or the entire amount in that Subaccount or Declared Interest Option, if less.

•	Transfers from the Declared Interest Option may be for no more than 25% of the Accumulated Value in that option.

•	If a transfer would reduce the Accumulated Value in the Declared Interest Option below $1,000, you may transfer the entire amount in that option.

•	The Society waives the transfer processing fee for the first twelve transfers during a Certificate Year.

•	The Society may assess a transfer processing fee of $25 for the 13th and each subsequent transfer during a Certificate Year.

We process transfers at the unit values next determined after we receive your request at our Administrative Center. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time on a Business Day, we will process the transfer at the unit values calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time on a Business Day, we will process the transfer at the unit values calculated as of 3:00 p.m. central time on the following Business Day. We treat facsimile and telephone requests as having been received based upon the time noted at the beginning of the transmission.

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We allow an unlimited number of transfers among or between the available Subaccounts or the Declared Interest Option, subject to our limitations on frequent transfer activity. (See “THE DECLARED INTEREST OPTION—Transfers from Declared Interest Option” and “Description of Annuity Certificate—Transfer Privilege—Additional Limitations on Transfers”). If your Certificate was issued on or after May 1, 2004, you may not transfer Accumulated Value to the T. Rowe Price Mid-Cap Growth Subaccount.

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All transfer requests received in a Valuation Period will be considered to be one transfer, regardless of the Subaccounts or Declared Interest Option affected. We will deduct the transfer processing fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash.

You may also transfer monies via telephone request if you selected this option on your initial application or have provided us with proper authorization. Call 1-877-249-3692 to make a telephone transfer. We reserve the right to suspend telephone transfer privileges at any time.

We will employ reasonable procedures to confirm that telephone instructions are genuine. We are not liable for any loss, damage or expense from complying with telephone instructions we reasonably believe to be authentic.

CAUTION: Telephone transfer privileges may not always be available. Telephone systems, whether yours, your service provider’s or your registered representative’s, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should send a Written Notice to our Administrative Center.

Additional Limitations on Transfers.  When you make a request to transfer Accumulated Value from one Subaccount to another, your request triggers the purchase and redemption of shares of the affected Investment Options. Therefore, a Certificate Holder who makes frequent transfers among the Subaccounts available under this Certificate causes frequent purchases and redemptions of shares of the Investment Options.

Frequent purchases and redemptions of shares of the Investment Options may dilute the value of the shares if the frequent trading involves an effort to take advantage of the possibility of a lag between a change in the value of an Investment Option’s portfolio securities and the reflection of that change in the Investment Option’s share price. This strategy, sometimes referred to as “market timing,” involves an attempt to buy shares of an Investment Option at a price that does not reflect the current market value of the portfolio securities of the Investment Option, and then to realize a profit when the shares are sold the next Business Day or thereafter. In addition, frequent purchases and redemptions of shares of the Investment Options may increase brokerage and administrative costs of the Investment Options, and may disrupt an Investment Option’s portfolio management strategy, requiring it to maintain a high cash position and possibly resulting in lost opportunity costs and forced liquidations.

For the reasons discussed, frequent transfers by a Certificate Holder between the Subaccounts may adversely affect the long-term performance of the Investment Options, which may, in turn, adversely affect other Certificate Holders and other persons who may have material rights under the Certificate (e.g., Beneficiaries). We endeavor to protect long-term Certificate Holders by maintaining policies and procedures to discourage frequent transfers among Subaccounts under the Certificate, and have no arrangements in place to permit any Certificate Holder to engage in frequent transfer activity. If you wish to engage in such strategies, do not purchase this Certificate.

We monitor for frequent transfer activity among the Subaccounts based upon established parameters that are applied consistently to all Certificate Holders. Such parameters may include, without limitation, the length of the holding period between transfers into a Subaccount and transfers out of the Subaccount, the number of transfers in a specified period, the dollar amount of transfers, and/or any combination of the foregoing. For purposes of applying the parameters used to detect frequent transfers, we may aggregate transfers made in two or more Certificates that we believe are related (e.g., two Certificates with the same Certificate Holder or owned by spouses or by different partnerships or corporations that are under common control). We do not apply our policies and procedures to discourage use of the dollar cost averaging, asset rebalancing or interest sweep programs.

If transfer activity violates our established parameters, we may apply restrictions that we reasonably believe will prevent any disadvantage to other Certificate Holders and persons with material rights

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under a Certificate. We will not grant waivers or make exceptions to, or enter into special arrangements with, any Certificate Holders who violate these parameters. If we impose any restrictions on your transfer activity we will notify you in writing. The restrictions that we may impose would be to discontinue your telephone transfer privileges and to require you to make all transfer requests in writing through the U.S. Postal Service. Notwithstanding this, because our policies and procedures are discretionary and may differ among variable insurance contracts and separate accounts it is possible that some Certificate Holders may engage in frequent transfer activity while others may bear the harm associated with such activity.

Please note that the limits and restrictions described here are subject to the Society’s ability to monitor transfer activity. Our ability to detect harmful transfer activity may be limited by operational and technological systems, as well as by our ability to predict strategies employed by Certificate Holders (or those acting on their behalf) to avoid detection. As a result, despite our efforts to prevent frequent transfers among the Subaccounts available under this Certificate there is no assurance that we will be able to detect and/or to deter the frequent transfers of such Certificate Holders or intermediaries acting on behalf of Certificate Holders. Moreover, because our procedures to detect frequent transfer activity may not detect such activity before it occurs, some frequent transfer activity may occur before we are able to restrict the activity. Our ability to discourage and restrict frequent transfer activity may also be limited by the provisions of the Certificate.

We may revise our policies and procedures in our sole discretion, at any time and without prior notice, as we deem necessary or appropriate to better detect and deter harmful trading activity that may adversely affect other Certificate Holders, other persons with material rights under the Certificate, or Investment Option shareholders generally, to comply with state or federal regulatory requirements, or to impose additional or alternative restrictions on Certificate Holders engaging in frequent transfer activity among the Subaccounts under the Certificate. In addition, we may not honor transfer requests if any Subaccount that would be affected by the transfer is unable to purchase or redeem shares of its corresponding Investment Option. If an Investment Option’s policies and procedures require it to restrict or refuse transactions by the Account as a result of activity initiated by you, we will inform you (and any third party acting on your behalf) of actions taken to affect your transfer activity.

The Investment Options may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Investment Options describe any such policies and procedures. Such policies and procedures may provide for imposition of a redemption fee and upon request from the Fund require us to provide transaction information to the Fund and to restrict or prohibit transfers and other transactions that involve the purchase of shares of an Investment Option(s).

The frequent trading policies and procedures of an Investment Option may be different, and more or less restrictive, than the frequent trading policies and procedures of other Investment Options and the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts. Certificate Holders should be aware that we may not have the contractual obligation or the operational capacity to monitor Certificate Holders’ transfer requests and apply the frequent trading policies and procedures of the respective Investment Options that would be affected by the transfers. Accordingly, Certificate Holders and other persons who have material rights under the Certificate should assume that the sole protection they may have against potential harm from frequent transfers is the protection, if any, provided by the policies and procedures we have adopted to discourage frequent transfers among the Subaccounts.

Certificate Holders and other persons with material rights under the Certificate also should be aware that the purchase and redemption orders received by the Investment Options generally are “omnibus” orders from intermediaries such as retirement plans or insurance company separate accounts funding variable annuity contracts or variable insurance policies (“variable contracts”). The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement

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plan participants and/or individual owners of variable contracts. The omnibus nature of these orders may limit the Investment Options’ ability to detect and to apply their respective frequent trading policies and procedures. We cannot guarantee that the Investment Options will not be harmed by transfer activity relating to the retirement plans and/or insurance companies that may invest in the Investment Options. These other insurance companies are responsible for establishing their own policies and procedures to monitor for frequent transfer activity. If any of these companies’ policies and procedures fails to successfully discourage frequent transfer activity, it will affect other insurance companies which own the Investment Option shares, as well as the contract owners of all of the insurance companies, including the Society, whose Subaccounts correspond to the affected Investment Options. In addition, if an Investment Option believes that an omnibus order we submit may reflect one or more transfer requests from Certificate Holders engaged in frequent transfer activity, the Investment Option may reject the entire omnibus order and thereby interfere with the Society’s ability to satisfy its contractual obligations to Certificate Holders.

We may apply the restrictions in any manner reasonably designed to prevent transfers that we consider disadvantageous to other Certificate Holders.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice. We also reserve the right to implement and administer redemption fees imposed by one or more of the Funds in the future and provide information about your transaction activity to the Funds.

Partial Withdrawals and Surrenders

Partial Withdrawals.  You may withdraw part of the Accumulated Value upon Written Notice at any time before the Retirement Date.

•	The minimum amount which you may partially withdraw is $500.

•	If your partial withdrawal reduces your Accumulated Value to less than $2,000, it may be treated as a full surrender of the Certificate.

We will process your partial withdrawal based on the net asset value next determined after we receive Written Notice at our Administrative Center. This means that if we receive your Written Notice for partial withdrawal prior to 3:00 p.m. central time on a Business Day, we will process the partial withdrawal at the unit values calculated as of 3:00 p.m. central time that Business Day. If we receive your Written Notice for partial withdrawal at or after 3:00 p.m. central time on a Business Day, we will process the partial withdrawal at the unit values calculated as of 3:00 p.m. central time on the following Business Day. You may annually withdraw a maximum of 10% of the Accumulated Value without incurring a surrender charge. Any applicable surrender charge will be deducted from your Accumulated Value. (See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”)

You may specify the amount of the partial withdrawal to be made from selected Subaccounts or the Declared Interest Option. If you do not so specify, or if the amount in the designated Subaccount(s) or Declared Interest Option is insufficient to comply with your request, we will make the partial withdrawal from each Subaccount or the Declared Interest Option based on the proportion that these values bear to the total Accumulated Value on the date we receive your request at our Administrative Center.

Should your partial withdrawal result in a full surrender of your certificate, we will contact you or your registered representative, prior to processing, to explain the consequences of the withdrawal and confirm your Written Notice. If we are unable to contact you, or you instruct us to process the partial withdrawal, we will pay the Net Accumulated Value within seven days of receipt of your original Written Notice at our Administrative Center.

Surrender.  You may surrender your Certificate upon Written Notice on or before the Retirement Date. We will determine your Net Accumulated Value based on the net asset value next determined

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after we receive your Written Notice and your Certificate at our Administrative Center. This means that if we receive your Written Notice to surrender the Certificate prior to 3:00 p.m. central time on a Business Day, we will calculate the Net Accumulated Value for your Certificate as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender the Certificate at or after 3:00 p.m. central time on a Business Day, we will calculate the Net Accumulated Value of your Certificate as of 3:00 p.m. central time on the following Business Day.

You may choose to have the Net Accumulated Value distributed to you as follows:

•	under a settlement option, or

•	in a lump sum.

If you do not choose a payment option, we will distribute the Net Accumulated Value to you in a lump sum payment.

Facsimile Requests.  You may request a partial withdrawal from or surrender of your Certificate via facsimile.

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Facsimile requests must be directed to 1-515-226-6870 at our Administrative Center or to 1-309-558-3151 at MWA Financial Services, Inc. We are not liable for the timely processing of any misrouted facsimile request.

•	A request must identify your name and Certificate number. We may require your address or social security number be provided for verification purposes.

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We will compare your signature to your original Certificate application. If there is any question as to the validity of the signature, we may require a signature guarantee or notarization to be provided.

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Upon satisfactory receipt of transaction instructions, your partial withdrawal or surrender will be effective as of the end of the Valuation Period during which we receive the request at our Administrative Center. We treat facsimile requests as having been received based upon the time noted at the beginning of the transmission.

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A separate confirmation letter will be sent to you upon completion of the transaction. If your request is accompanied by a change of address or is received within 30 days of a prior address change, we will send a confirmation letter to both the old and new addresses.

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We will employ reasonable procedures to confirm that facsimile requests are genuine. We are not liable for any loss, damage, or expense from complying with facsimile requests we reasonably believe to be authentic.

CAUTION: Facsimile privileges may not always be available. Telephone systems can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should submit a Written Notice to our Administrative Center. We are not liable for any processing delays related to a failure of the telephone system.

•	We reserve the right to deny any transaction request made by facsimile.

We may terminate this privilege at any time.

Surrender and Partial Withdrawal Restrictions.  Your right to make partial withdrawals and surrenders is subject to any restrictions imposed by applicable law or employee benefit plan. You may realize adverse federal income tax consequences, including a penalty tax, upon utilization of these features. See “FEDERAL TAX MATTERS—Taxation of Annuities” and “—Taxation of Qualified Plans.”

Transfer and Withdrawal Options

You may elect the following options on your initial application or at a later date by completing the applicable request form and returning it to our Administrative Center. The options selected will remain in effect until we receive a written termination request from you at our Administrative Center.

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Automatic Rebalancing.  We offer an asset rebalancing program under which we will automatically transfer amounts to maintain a particular percentage allocation among the Subaccounts and the Declared Interest Option. The asset rebalancing program automatically reallocates the Accumulated Value in the Subaccounts and the Declared Interest Option quarterly, semi-annually or annually, to match your Certificate’s then-effective premium allocation instructions. The asset rebalancing program will transfer Accumulated Value from those Subaccounts that have increased in value to those Subaccounts that have declined in value (or not increased as much). The asset rebalancing program does not guarantee gains, nor does it assure that any Subaccount will not have losses.

•	Under the asset rebalancing program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option.

•	This feature is free and is not considered in the twelve free transfers during a Certificate Year.

•	This feature cannot be utilized in combination with the dollar cost averaging program.

Dollar Cost Averaging.  You may elect to participate in a dollar cost averaging program. Dollar cost averaging is an investment strategy designed to reduce the investment risks associated with market fluctuations. The strategy spreads the allocation of your premium into the Subaccounts or Declared Interest Option over a period of time. This allows you to potentially reduce the risk of investing most of your premium into the Subaccounts at a time when prices are high. We do not assure the success of this strategy. Implementation of the dollar cost averaging program does not guarantee profits, nor protect you against losses. You should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high.

To participate in the dollar cost averaging program, you must place at least $1,000 in a single “source account” (either the Declared Interest Option or the Money Market Subaccount). Each month, we will automatically transfer equal amounts from the source account to your designated “target accounts.”

•	The minimum amount of each transfer is $100.

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Under the dollar cost averaging program, the maximum number of Investment Options which you may select at any one time is ten, including the Declared Interest Option. If your Certificate was issued on or after May 1, 2004, you may not make transfers to the T. Rowe Price Mid-Cap Growth Subaccount under the dollar cost averaging program.

•	You select the date to implement this program which will occur on the same date each month, or on the next Business Day.

•	We will terminate this option when monies in the source account are depleted, or upon receipt of a Written Notice at our Administrative Center.

•	Transfers due to this feature are counted towards the twelve free transfers during a Certificate Year. All transfers made on the same date count as one transfer.

•	This feature is free and cannot be utilized in combination with the automatic rebalancing or systematic withdrawal programs.

Systematic Withdrawals.  You may elect to receive automatic partial withdrawals.

•	You specify the amount of the partial withdrawals to be made from selected Subaccounts or the Declared Interest Option.

•	You specify the allocation of the withdrawals among the Subaccounts and Declared Interest Option, and the frequency (monthly, quarterly, semi-annually or annually).

•	The minimum amount which you may withdraw is $100.

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•	The maximum amount which you may withdraw is that which would leave the remaining Accumulated Value equal to $2,000.

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In each Certificate Year you may annually withdraw a maximum of 10% of Accumulated Value calculated as of the most recent prior Certificate Anniversary without incurring a surrender charge. See “CHARGES AND DEDUCTIONS—Surrender Charge (Contingent Deferred Sales Charge)—Amounts Not Subject to Surrender Charge.”

•	Withdrawals in excess of 10% of Accumulated Value as of the most recent Certificate Anniversary are subject to a surrender charge.

•	Distributions will take place on the same date each month as the Issue Date, or on the next Business Day.

•	You may change the amount and frequency upon Written Notice to our Administrative Center.

•	This feature cannot be utilized in combination with the dollar cost averaging program.

Interest Sweep.  You may elect to participate in an interest sweep program. The interest sweep program is designed to automatically transfer interest earnings from the Declared Interest Option to one or more Subaccounts on your Certificate Anniversary.

•	You must have at least $5,000 in the Declared Interest Option to establish the interest sweep program.

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The maximum number of Subaccounts which you may select to receive interest earnings at any one time is ten. If you do not specify the allocation of interest earnings among the Subaccounts, we will transfer interest earnings to the designated Subaccounts in accordance with your then-effective premium allocation instructions. If your Certificate was issued on or after May 1, 2004, you may not transfer interest earnings to the T. Rowe Price Mid-Cap Growth Subaccount.

•	We will terminate this option upon receipt of a written request at our Administrative Center.

•	This feature is free and is not considered in the twelve free transfers during a Certificate Year.

•	We reserve the right to discontinue the interest sweep program if your balance in the Declared Interest Option is less than $5,000.

•	The interest sweep program may not be available in all states.

We may terminate the automatic rebalancing, dollar cost averaging, interest sweep and systematic withdrawal privileges at any time.

Death Benefit Before the Retirement Date

Death of Certificate Holder.  If a Certificate Holder who is the Annuitant dies prior to the Retirement Date, we will pay the death benefit to the Beneficiary in one sum within five years of the deceased Certificate Holder’s death. If a Certificate Holder who is not the Annuitant dies before the Retirement Date, then any surviving Certificate Holder will become the new Certificate Holder. If there is no surviving Certificate Holder, ownership of the Certificate passes to the deceased Certificate Holder’s estate.

The surviving Certificate Holder or new Certificate Holder is afforded the following options:

1.	If the sole surviving Certificate Holder or the sole new Certificate Holder is the spouse of the deceased Certificate Holder, he or she may elect, within 60 days after we receive due proof of death, to continue the Certificate as the new Certificate Holder.

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2.	If the surviving Certificate Holder or the new Certificate Holder is not the spouse of the deceased Certificate Holder:

(a)	he or she may elect to receive the Net Accumulated Value in a single sum within 5 years of the deceased Certificate Holder’s death, or

(b)	he or she may elect to receive the Net Accumulated Value paid out under one of the annuity settlement options, with payments beginning within one year after the date of the deceased Certificate Holder’s death and with payments being made over the lifetime of the Certificate Holder, or over a period that does not exceed the life expectancy of the Certificate Holder.

The surviving Certificate Holder or the new Certificate Holder must choose either payment option (a) or (b) above before the Society will pay the Net Accumulated Value.

Under either of these options, surviving Certificate Holders or new Certificate Holders may exercise all rights and privileges from the date of the deceased Certificate Holder’s death until the date that the Net Accumulated Value is paid.

In the case of a non-natural Certificate Holder, the death of the Annuitant shall be treated as the death of the Certificate Holder.

Other rules may apply to a Qualified Certificate.

Death of an Annuitant.  If the Annuitant dies before the Retirement Date, we will pay the death benefit under the Certificate to the Beneficiary. In the case of a single Beneficiary, the death benefit will be determined as of the date we receive Due Proof of Death. If the death benefit is payable to more than one Beneficiary, the amount of the death benefit will be determined for the first Beneficiary to submit instructions for the distribution of proceeds as of the date we receive Due Proof of Death. Proceeds payable to any other Beneficiary will remain unpaid until distribution instructions are received from the Beneficiary. Therefore, proceeds payable to Beneficiaries other than the first Beneficiary to submit instructions for the distribution of proceeds may be subject to fluctuations in market value. If there is no surviving Beneficiary, we will pay the death benefit pursuant to Section 21 of the Society’s By-Laws.

If the Annuitant’s age on the Issue Date was less than 76, we will determine the death benefit as of the date we receive due proof of death and the death benefit will equal the greatest of:

•	the sum of the premiums paid, less the sum of all partial withdrawal reductions (defined below, including applicable surrender charges);

•	the Accumulated Value; or

•	the Performance Enhanced Death Benefit (PEDB) amount.

On dates we calculate the PEDB amount, the PEDB amount will be based on the Accumulated Value under the Certificate. We may reduce the PEDB amount by the amount of any partial withdrawal reduction. The PEDB amount will be equal to zero on the Issue Date if we have not received your initial premium payment. At the time you make your initial premium payment, the PEDB amount will equal the initial premium payment. We will calculate the PEDB amount: (1) on each Certificate Anniversary; (2) at the time you make a premium payment or partial withdrawal; and (3) on the Annuitant’s date of death. After your initial premium payment, the PEDB amount on each calculation date will equal the greater of: (1) the PEDB amount last calculated less any partial withdrawal reductions; or (2) the then current Accumulated Value.

We will continue to recalculate the PEDB amount on each Certificate Anniversary until the Certificate Anniversary immediately prior to the Annuitant’s 91st birthday. All subsequent PEDB amounts will be recalculated for additional premium payments or partial withdrawals only.

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If the Annuitant’s age on the Issue Date was 76 or older, the death benefit will be determined as of the date we receive due proof of death and is equal to the greater of:

•	the sum of the premiums paid, less the sum of all partial withdrawal reductions (including applicable surrender charges), or

•	the Accumulated Value.

A partial withdrawal reduction is defined as (a) times (b) divided by (c) where:

(a) is the death benefit immediately prior to withdrawal;

(b) is the amount of the partial withdrawal (including applicable surrender charges); and

(c) is the Accumulated Value immediately prior to withdrawal.

We will pay the death benefit to the Beneficiary in a lump sum within 5 years of the Annuitant’s death unless the Certificate Holder or Beneficiary elects a settlement option. We do not pay a death benefit if the Annuitant dies after the Retirement Date.

If the Annuitant who is also a Certificate Holder dies, the provisions described immediately above apply except that the Beneficiary may only apply the death benefit payment to a settlement option if:

•	payments under the option begin within 1 year of the Annuitant’s death, and

•	payments under the option are payable over the Beneficiary’s life or over a period not greater than the Beneficiary’s life expectancy.

If the Certificate Holder’s spouse is the designated Beneficiary, the Certificate may be continued with such surviving spouse as the new Certificate Holder.

Other rules may apply to a Qualified Certificate.

Incremental Death Benefit Rider.  The Incremental Death Benefit Rider provides a death benefit that is in addition to the death benefit payable under your Certificate. (This rider may not be available in all states. A registered representative can provide information on the availability of this rider.) There is no charge for this rider. The rider is not in effect if the Annuitant’s age on the Issue Date is 71 or over.

If the Annuitant’s age on the Issue Date is less than 71, the Incremental Death Benefit Rider, on the date we receive Due Proof of Death, will be equal to 40% of a) minus b), where:

(a) is the Accumulated Value; and

(b) is the sum of all premium payments less the sum of all partial withdrawal reductions (described above).

The Incremental Death Benefit cannot exceed 50% of (b) and will never be less than zero.

This rider does not guarantee that any amounts under the rider will become payable at death. Market declines that result in the Accumulated Value being less than the premium payments received minus any partial withdrawal reductions will result in no Incremental Death Benefit being paid.

Example

The following example demonstrates how the Incremental Death Benefit works. It is based on hypothetical values and is not reflective of past or future performance of the Investment Options in the Certificate.

Date	Total Premiums Paid	Accumulated Value	Gain	Death Benefit	Incremental Death Benefit
5/1/2009	$100,000	$100,000	$ 0	$100,000	$ 0
5/1/2029	$100,000	$450,000	$350,000	$450,000	$50,000

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If we receive Due Proof of Death on May 1, 2029, and there were no partial withdrawals made prior to the Annuitant’s death, the Incremental Death Benefit will equal $50,000. This amount is determined by multiplying the gain in the Certificate ($350,000) by 40%, which is $140,000; however, because the Incremental Death Benefit cannot exceed 50% of the total premiums paid ($100,000), the Incremental Death Benefit in this example is $50,000.

Proceeds on the Retirement Date

You select the Retirement Date. There is no minimum Annuitant age for the Retirement Date. For Non-Qualified Certificates, the Retirement Date at issue may be no later than the Annuitant’s age 70 or 10 years after the Issue Date. For Qualified Certificates, the Retirement Date may be no later than the Annuitant’s age 70 1/2 or such other date as meets the requirements of the Code.

On the Retirement Date, we will apply the proceeds under a life income annuity settlement option with ten years guaranteed, unless you choose to have the proceeds paid under another option. (See “SETTLEMENT OPTIONS.”) This settlement option is available as either a fixed or variable settlement option. You must make a selection to receive payments on a fixed or variable basis before payments can commence. If you elect to receive a fixed or variable life contingent settlement option, then we will not assess a surrender charge. If you elect to receive fixed annuity payments under Option 2 (Income for a Fixed Period) or Option 4 (Income of a Fixed Amount), then we assess a surrender charge by adding the number of years for which payments will be made to the number of Certificate Years that your Certificate has been in force to determine what the charge will be. If a lump sum payment is chosen, we will pay the Net Accumulated Value on the Retirement Date.

If you die before 120 payments have been received, we will make any remaining payments to the Beneficiary. There is no death benefit payable if the Annuitant dies after the Retirement Date.

You may change the Retirement Date at any time before distribution payments begin, subject to these limitations:

•	we must receive Written Notice at our Administrative Center at least 30 days before the current Retirement Date;

•	the requested Retirement Date must be a date that is at least 30 days after receipt of the Written Notice; and

•	the requested Retirement Date must be no later than any date required by law.

Payments

We will usually pay any surrender, partial withdrawal or death benefit within seven days of receipt of a Written Notice at our Administrative Center. We also require any information or documentation necessary to process the request, and in the case of a death benefit, we must receive Due Proof of Death. We may postpone payments if:

•	the New York Stock Exchange is closed, other than customary weekend and holiday closings, or trading on the exchange is restricted as determined by the SEC;

•	the SEC permits by an order the postponement for the protection of Certificate Holders; or

•	the SEC determines that an emergency exists that would make the disposal of securities held in the Account or the determination of the value of the Account’s net assets not reasonably practicable.

If you have submitted a recent check or draft, we have the right to delay payment until we are assured that the check or draft has been honored.

We have the right to defer payment of any surrender, partial withdrawal or transfer from the Declared Interest Option for up to six months. If payment has not been made within 30 days after receipt of all required documentation, or such shorter period as necessitated by a particular

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jurisdiction, we will add interest at the rate of 3% (or a higher rate if required by a particular state) to the amount paid from the date all documentation was received.

If mandated under applicable law, we may be required to block a Certificate Holder’s account and thereby refuse to pay any request for transfers, partial withdrawals, surrenders or death benefits until instructions are received from the appropriate regulator. We may be required to provide additional information about you and your Certificate to government regulators.

Modification

You may modify your Certificate only if one of our officers agrees in writing to such modification. Upon notification to you, we may modify your Certificate if:

•	necessary to make your Certificate or the Account comply with any law or regulation issued by a governmental agency to which the Society is subject;

•	necessary to assure continued qualification of your Certificate under the Code or other federal or state laws relating to retirement annuities or variable annuity contracts;

•	necessary to reflect a change in the operation of the Account; or

•	the modification provides additional Subaccount and/or fixed accumulation options.

We will make the appropriate endorsement to your Certificate in the event of most such modifications.

Reports to Certificate Holders

We will mail to you, at least annually, a report containing the Accumulated Value of your Certificate (reflecting each Subaccount and the Declared Interest Option), premiums paid, withdrawals taken and charges deducted since your last report, and any other information required by any applicable law or regulation.

Inquiries

You may contact the Society in writing at our Administrative Center if you have any questions regarding your Certificate.

Change of Address

We confirm all Certificate Holder change of address requests by sending a confirmation to both the old and new addresses.

THE DECLARED INTEREST OPTION

You may allocate some or all of your premium payments, and transfer some or all of your Accumulated Value, to the Declared Interest Option, which is part of the General Account and pays interest at declared rates guaranteed for each Certificate Year (subject to a minimum guaranteed interest rate of 3%).

In compliance with specific state insurance regulations, the Declared Interest Option is not available in all states. A registered representative can provide information on the availability of the Declared Interest Option.

The Declared Interest Option has not been, and is not required to be, registered with the SEC under the Securities Act of 1933 (the “1933 Act”), and neither the Declared Interest Option nor the Society’s General Account has been registered as an investment company under the 1940 Act.

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Therefore, neither the Society’s General Account, the Declared Interest Option, nor any interests therein are generally subject to regulation under the 1933 Act or the 1940 Act. The disclosures relating to these accounts, which are included in this Prospectus, are for your information and have not been reviewed by the SEC. However, such disclosures may be subject to certain generally applicable provisions of Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The portion of your Accumulated Value allocated to the Declared Interest Option (the “Declared Interest Option accumulated value”) will be credited with rates of interest, as described below. Since the Declared Interest Option is part of the General Account, we assume the risk of investment gain or loss on this amount. All assets in the General Account are subject to the Society’s general liabilities from business operations.

If the Society’s reserves should be impaired, to the extent you have allocated or transferred amounts to the Declared Interest Option, you may be held responsible for a portion of the deficiency. If you do not satisfy such a deficiency, we will apply that amount as a debt against your Certificate and it will accrue interest at an annual rate of 5%, or you may consent to an equivalent reduction in member benefits.

Minimum Guaranteed and Current Interest Rates

The Declared Interest Option accumulated value is guaranteed to accumulate at a minimum effective annual interest rate of 3%. While we intend to credit the Declared Interest Option accumulated value with current rates in excess of the minimum guarantee, we are not obligated to do so. These current interest rates are influenced by, but do not necessarily correspond to, prevailing general market interest rates. Any interest credited on your amounts in the Declared Interest Option in excess of the minimum guaranteed rate will be determined at the sole discretion of the Society. You, therefore, assume the risk that interest credited may not exceed the guaranteed rate.

Occasionally, we establish new current interest rates for the Declared Interest Option. The rate applicable to your Certificate is the rate in effect on your most recent Certificate Anniversary. This rate will remain unchanged until your next Certificate Anniversary (i.e., for your entire Certificate Year). During each Certificate Year, your entire Declared Interest Option accumulated value (including amounts allocated or transferred to the Declared Interest Option during the year) is credited with the interest rate in effect for that period and becomes part of your Declared Interest Option accumulated value.

We reserve the right to change the method of crediting interest, provided that such changes do not have the effect of reducing the guaranteed interest rate below 3% per annum, or shorten the period for which the current interest rate applies to less than a Certificate Year.

Calculation of Declared Interest Option Accumulated Value.  The Declared Interest Option accumulated value is equal to:

•	amounts allocated and transferred to the Declared Interest Option, plus

•	interest credited, less

•	amounts deducted, transferred or withdrawn.

Transfers from Declared Interest Option

You may make an unlimited number of transfers from the Declared Interest Option to any or all of the Subaccounts in each Certificate Year. The amount you transfer at one time may not exceed 25% of the Declared Interest Option accumulated value on the date of transfer. However, if the balance after the transfer would be less than $1,000, you may transfer the entire amount. We process transfers from the Declared Interest Option on a last-in-first-out basis.

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CHARGES AND DEDUCTIONS

Surrender Charge (Contingent Deferred Sales Charge)

Charge for Partial Withdrawal or Surrender.  We apply a charge if you make a partial withdrawal from or surrender your Certificate during the first eight Certificate Years.

Certificate Year in Which Withdrawal Occurs	Charge as Percentage of Amount Withdrawn
1	8%
2	7
3	6
4	5
5	4
6	3
7	2
8	1
9 and after	0

If surrender charges are not sufficient to cover sales expenses, the loss will be borne by the Society; conversely, if the amount of such charges proves more than enough, the Society will retain the excess. In no event will the total surrender charges assessed under a Certificate exceed 9% of the total premiums paid under that Certificate.

If the Certificate is being surrendered, the surrender charge is deducted from the Accumulated Value in determining the Net Accumulated Value. For a partial withdrawal, the surrender charge may, at the election of the Certificate Holder, be deducted from the Accumulated Value remaining after the amount requested is withdrawn or be deducted from the amount of the withdrawal requested.

Amounts Not Subject to Surrender Charge.  In each Certificate Year, you may annually withdraw a maximum of 10% of the Accumulated Value without incurring a surrender charge (the “10% withdrawal privilege”). Under the 10% withdrawal privilege, you may receive up to 10% of the Accumulated Value as of the most recent prior Certificate Anniversary through a single or multiple withdrawal(s) in a Certificate Year. You may not carry over any unused portion of the 10% withdrawal privilege to any subsequent Certificate Year.

Surrender Charge at the Retirement Date.  We may assess a surrender charge against your Accumulated Value at the Retirement Date. We do not apply a surrender charge if you elect to receive a life contingent settlement option. If you elect fixed annuity payments under payment options 2 or 4, we add the fixed number of years for which payments will be made under the payment option to the number of Certificate Years since the Issue Date to determine the Certificate Year in which the surrender occurs for purposes of determining the charge that would apply based on the Table of Surrender Charges.

Waiver of Surrender Charge.  You may surrender this Certificate without incurring a surrender charge after the first Certificate Year if the Annuitant is terminally ill (as defined in your Certificate), stays in a qualified nursing center for 90 consecutive days, or is required to satisfy minimum distribution requirements in accordance with the Code. We must receive Written Notice, before the Retirement Date, at our Administrative Center in order to activate this waiver. This waiver is not available in all states.

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Annual Administrative Charge

We apply an annual administrative charge of $30 on the Issue Date and on each Certificate Anniversary prior to the Retirement Date. We deduct this charge from your Accumulated Value and use it to reimburse us for administrative expenses relating to your Certificate. We will make the withdrawal from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount’s value bears to the total Accumulated Value. We do not assess this charge during the annuity payment period.

We currently waive the annual administrative charge:

•	on the Issue Date if your initial premium payment is $50,000 or greater, or

•	if the Accumulated Value is $50,000 or greater on each subsequent Certificate Anniversary.

We may terminate this waiver at any time.

We guarantee that the annual administrative charge will not exceed $45. We may realize a profit from this charge.

Transfer Processing Fee

We waive the transfer processing fee for the first twelve transfers during a Certificate Year, but may assess a $25 charge for the thirteenth and each subsequent transfer in a Certificate Year. We will deduct this fee on a pro-rata basis from the Subaccounts or Declared Interest Option to which the transfer is made unless it is paid in cash. We may realize a profit from this fee.

Mortality and Expense Risk Charge

We apply a daily mortality and expense risk charge at an annual rate of 1.40% (daily rate of 0.0038091%) (approximately 1.01% for mortality risk and 0.39% for expense risk). This charge is used to compensate the Society for assuming mortality and expense risks.

The mortality risk we assume is that Annuitants may live for a longer period of time than estimated when the guarantees in the Certificate were established. Through these guarantees, each payee is assured that longevity will not have an adverse effect on the annuity payments received. The mortality risk also includes a guarantee to pay a death benefit if the Annuitant dies before the Retirement Date. The expense risk we assume is that the annual administrative and transfer processing fees may be insufficient to cover actual future expenses.

We may realize a profit from this charge and we may use such profit for any lawful purpose including paying distribution expenses.

Investment Option Expenses

The assets of the Account will reflect the investment advisory fee and other operating expenses incurred by each Investment Option. (See the Expense Tables in this Prospectus and the accompanying Investment Option prospectuses.)

Taxes

Currently, we do not charge for any federal, state or local taxes which may be incurred by the Society and be attributable to the Account or the Certificates. We reserve the right, however, to make such a charge in the future.

SETTLEMENT OPTIONS

The accumulation phase of your Certificate ends on the Retirement Date you select (see “DESCRIPTION OF ANNUITY CERTIFICATE—Proceeds on the Retirement Date”). At that

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time, your proceeds will be applied under a settlement option, unless you elect to receive this amount in a single sum. The proceeds are the amount we apply to a settlement option. The amount of proceeds will equal either: (1) the Net Accumulated Value if you are surrendering your Certificate; (2) the death benefit if the Annuitant dies; or (3) the amount of any partial withdrawal you apply to a settlement option. Although tax consequences may vary depending on the settlement option elected, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. Once the investment in your Certificate has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Prior to the Retirement Date, you may elect to have your proceeds applied under a settlement option, or a Beneficiary can have the death benefit applied under a settlement option. In either case, the Certificate must be surrendered for a lump sum payment to be made, or for a supplemental contract to be issued for the settlement option. The supplemental contract will show the rights and benefits of the payee(s) under the settlement option selected.

You can choose whether to apply any portion of your proceeds to provide either fixed annuity payments, variable annuity payments, or a combination of both. If you elect to receive variable annuity payments, then you also must select the Subaccounts to which we will apply your proceeds.

The annuity payment date is the date you select as of which we compute annuity payments. If you elect to receive variable annuity payments, the annuity payment date may not be the 29th, 30th or 31st day of any month. We compute the first annuity payment as of the initial annuity payment date you select. All subsequent annuity payments are computed as of annuity payment dates. These dates will be the same day of the month as the initial annuity payment date or the first Business Day thereafter if the same day of a subsequent month as the initial annuity payment date is not a Business Day.

Monthly annuity payments will be computed as of the same day each month as the initial annuity payment date. Quarterly annuity payments will be computed as of the same day in the 3rd, 6th, 9th, and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Semi-annual annuity payment dates will be computed as of the same day in the 6th and 12th month following the initial annuity payment date and on the same days of such months in each successive year. Annual annuity payments will be computed as of the same day in each year as the initial annuity payment date. If you do not select a payment frequency, we will make monthly payments. Your choice of payment frequency and payout period will affect the amount of each payment. Increasing the frequency of payments or increasing the payout period will reduce the amount of each payment.

Options 1 and 4 may not satisfy the minimum required distribution rules for Qualified Certificates. Please consult a tax advisor.

Description of Settlement Options

Fixed Settlement Options:

Option 1—Deposit at Interest.  The proceeds are left with the Society to earn a set interest rate. The payee may elect to have the interest paid monthly, quarterly, semi-annually or annually. Under this option, the payee may withdraw part or all of the proceeds at any time.

Option 2—Income For a Fixed Period.  The proceeds are paid in equal installments for a fixed number of years from one to 30 years.

Option 3—Life Income with Guaranteed Period.  The proceeds are paid in equal amounts (at intervals elected by the payee) during the payee’s lifetime with the guarantee that payments will be made for a specified number of years. The number of years may be 10 years, 20 years or the period required for the total payments to equal the proceeds applied.

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Option 4—Income of a Fixed Amount.  The proceeds are paid in equal installments (at intervals elected by the payee) for a specific amount and will continue until all the proceeds plus interest at 3% per year are exhausted.

Option 5—Joint and Survivor Life Income.  The proceeds are paid in equal monthly installments while two joint payees live. When one payee dies, future payments equal to two-thirds of the initial payment will be made to the survivor for his or her lifetime.

Fixed settlement options 1, 2 and 4 may not, in all cases, satisfy the minimum required distribution rules for Qualified Certificates. Please consult your tax adviser.

Variable Settlement Options:

Option A—Life Income with Guaranteed Period.  The proceeds are paid (at intervals elected by the payee) during the payee’s lifetime with the guarantee that payments will be made for 10 or 20 years.

Option B—Joint and Survivor Life Income.  The proceeds are paid in monthly installments while two joint payees live. When one payee dies, future payments will be made to the survivor for his or her lifetime.

Alternate Settlement Options:

The Society may make available alternate settlement options.

Election of Settlement Options and Annuity Payments

While the Annuitant is living, you may elect, revoke or change a settlement option at any time before the Retirement Date. Upon an Annuitant’s death, if a settlement option is not in effect or if payment will be made in one lump sum under an existing option, the Beneficiary may elect one of the options.

We will initiate an election, revocation or change of a settlement option upon receipt of your Written Notice at our Administrative Center.

We have provided a brief description of the available settlement options above. The term “effective date” means the date as of which the proceeds are applied to a settlement option. The term “payee” means a person who is entitled to receive payment under a settlement option.

Fixed Annuity Payments.  Fixed annuity payments are periodic payments we make to the designated payee. We calculate the amount of each fixed annuity payment based on:

•	the settlement option selected;

•	the payee’s age and sex;

•	the dollar amount of proceeds being applied to a settlement option, and

•	the applicable settlement option rates.

We use a minimum annual interest rate of 3% to compute fixed annuity payments. We may, in our sole discretion, make fixed annuity payments based on a higher annual interest rate, which may be changed by the Society.

We reserve the right to refuse the election of a settlement option, and to make a lump sum payment to the payee if:

(1) the total proceeds would be less than $5,000;

(2) the amount of each payment would be less than $50; or

(3) the payee is an assignee, estate, trustee, partnership, corporation, or association.

Under Option 1, the proceeds earn a set interest rate and the payee may elect to receive some or all of the interest in periodic payments. Under Option 4, proceeds are paid in amounts and at intervals

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specified by the payee. For each other settlement option, we determine the dollar amount of the first fixed annuity payment by multiplying the dollar amount of proceeds being applied to purchase fixed annuity payments by the settlement option rate for the selected settlement option. Subsequent fixed annuity payments are of the same dollar amount unless we make payments based on an interest rate different from the interest rate we use to compute the first payment. A payee may elect to withdraw any unpaid balance of proceeds under Options 1 or 4, or may elect to receive the commuted value of any remaining payments under Option 2. Options 3 and 5 have no withdrawal rights. Reserves and net single premiums for fixed settlement options involving life contingencies are based on the “Annuity 2000” individual annuity mortality table with interest at 3% per year.

Variable Annuity Payments.  Variable annuity payments are periodic payments we make to the designated payee, the amount of which varies from one annuity payment date to the next as a function of the investment performance of the Subaccounts selected to support such payments. The payee may elect to receive variable annuity payments only under Options A and B. We determine the dollar amount of the first variable annuity payment by multiplying the dollar amount of proceeds being applied to purchase variable annuity payments on the effective date by the settlement option rate for the selected settlement option. Therefore, the dollar amount of the first variable annuity payment will depend on:

•	the settlement option selected;

•	the payee’s age and sex;

•	the dollar amount of proceeds being applied to a settlement option; and

•	the assumed interest rate used.

We calculate the dollar amount of the initial variable annuity payment attributable to each Subaccount by multiplying the dollar amount of proceeds to be allocated to that Subaccount on the effective date (as of 3:00 p.m. central time on a Business Day) by the settlement option rate for the selected settlement option. The dollar value of the total initial variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

An “annuity unit” is a measuring unit we use to monitor the value of the variable annuity payments. We determine the number of annuity units attributable to a Subaccount by dividing the initial variable annuity payment attributable to that Subaccount by the annuity unit value (described below) for that Subaccount for the Valuation Period ending on the effective date or during which the effective date falls if no Valuation Period ends on such date. The number of annuity units attributable to each Subaccount remains constant unless there is a transfer of annuity units (see “Variable Settlement Options—Transfer of Annuity Units” below).

We calculate the dollar amount of each subsequent variable annuity payment attributable to each Subaccount by multiplying the number of annuity units of that Subaccount by the annuity unit value for that Subaccount for the Valuation Period ending as of the annuity payment date. The dollar value of each subsequent variable annuity payment is equal to the sum of the payments attributable to each Subaccount.

The annuity unit value of each Subaccount for its first Valuation Period was set at $1.00. The annuity unit value for each subsequent Valuation Period is equal to (a) multiplied by (b) multiplied by (c) where:

(a)	is the annuity unit value for the immediately preceding Valuation Period;

(b)	is the net investment factor for that Valuation Period (described below); and

(c)	is the daily assumed interest factor for each day in that Valuation Period. The assumed interest rate we use for variable annuity settlement options is 4% per year. The daily assumed interest factor derived from an assumed interest rate of 4% per year is 0.999893.

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We calculate the net investment factor for each Subaccount for each Valuation Period by dividing (x) by (y) and subtracting (z) from the result where:

(x) is the net result of:

1.	the value of the net assets in the Subaccount as of the end of the current Valuation Period; PLUS

2.	the amount of investment income and capital gains, realized or unrealized, credited to the net assets of the Subaccount during the current Valuation Period; MINUS

3.	the amount of capital losses, realized or unrealized, charged against the net assets of the Subaccount during the current Valuation Period;

(y) is the net asset value of the Subaccount for the immediately preceding Valuation Period; and

(z)	is the daily amount charged for mortality and expense risks for each day of the current Valuation Period.

If the annualized net investment return of a Subaccount for an annuity payment period is equal to the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will equal the payment for the prior period. If the annualized net investment return of a Subaccount for an annuity payment period exceeds the assumed interest rate, then the variable annuity payment attributable to that Subaccount for that period will be greater than the payment for the prior period. To the extent that such annualized net investment return is less than the assumed interest rate, the payment for that period will be less than the payment for the prior period.

For variable annuity payments, we reserve the right to:

(1) refuse the election of a settlement option if total proceeds are less than $5,000;

(2) refuse to make payments of less than $50 each; or

(3)	refuse the election of a settlement option if the payee is an assignee, estate, trustee, partnership, corporation or association.

Variable Settlement Options—Transfer of Annuity Units.  By making a written or telephone request to us at any time after the effective date, the payee may transfer the dollar value of a designated number of annuity units of a particular Subaccount for an equivalent dollar amount of annuity units of another Subaccount. The transfer request will take effect as of the end of the Valuation Period when we receive the request. This means that if we receive your written or telephone request for transfer prior to 3:00 p.m. central time on a Business Day, we will process the transfer of the dollar value of a designated number of annuity units calculated as of 3:00 p.m. central time that Business Day. If we receive your written or telephone request for transfer at or after 3:00 p.m. central time on a Business Day, we will process the transfer of the dollar value of a designated number of annuity units calculated as of 3:00 p.m. central time on the following Business Day. We treat facsimile and telephone requests as having been received based upon the time noted at the beginning of the transmission.

On the date of the transfer, the dollar amount of a variable annuity payment generated from the annuity units of either Subaccount would be the same. The payee may transfer the dollar amount of annuity units of one Subaccount for annuity units of another Subaccount an unlimited number of times. We only permit such transfers between the Subaccounts.

Variable Settlement Options—Surrenders.  By Written Notice, a payee may make a full surrender of the remaining term certain payments in a variable settlement option and receive the surrender value. We do not allow any partial withdrawals of the dollar amounts allocated to a variable settlement option. The surrender value is equal to the commuted value of remaining term certain payments in a variable settlement option.

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The commuted value is the present value of the remaining stream of term certain payments in the guarantee period of a variable settlement option, computed using the assumed interest rate and the annuity unit value(s) calculated as of the date we receive your surrender request. This means that if we receive your Written Notice to surrender prior to 3:00 p.m. central time on a Business Day, we will calculate the annuity unit values as of 3:00 p.m. central time that Business Day. If we receive your Written Notice to surrender at or after 3:00 p.m. central time on a Business Day, we will calculate the annuity unit values as of 3:00 p.m. central time on the following Business Day. We assume that each payment under a variable settlement option would be equal to the sum of the number of annuity units in each Subaccount multiplied by the applicable annuity unit value for each Subaccount as of the end of the Valuation Period on the payment date selected.

Please refer to APPENDIX A for more information on variable annuity payments.

YIELDS AND TOTAL RETURNS

We may advertise, or include in sales literature, yields, effective yields and total returns for the Subaccounts. These figures are based on historical earnings and do not indicate or project future performance. Each Subaccount may also advertise, or include in sales literature, performance relative to certain performance rankings and indices compiled by independent rating organizations. You may refer to the Statement of Additional Information for more detailed information relating to performance.

The effective yield and total return calculated for each Subaccount is based on the investment performance of the corresponding Investment Option, which includes the Investment Option’s total operating expenses. (See the accompanying Investment Option prospectuses.)

The yield of a Subaccount (except the Money Market Subaccount) refers to the annualized income generated by an investment in the Subaccount over a specified 30-day or one-month period. This yield is calculated by assuming that the income generated during that 30-day or one-month period is generated each period over 12 months and is shown as a percentage of the investment. The yield of the Money Market Subaccount refers to the annualized income generated by an investment in the Subaccount over a specified seven-day period. This yield is calculated by assuming that the income generated for that seven-day period is generated each period for 52 weeks and is shown as a percentage of the investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in the Subaccount is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

The total return of a Subaccount refers to return quotations of an investment in a Subaccount for various periods of time. Total return figures are provided for each Subaccount for one- five- and ten-year periods, respectively. For periods prior to the date the Account commenced operations, performance information is calculated based on the performance of the Investment Options and the assumption that the Subaccounts were in existence for those same periods, with the level of Certificate charges which were in effect at inception of the Subaccounts.

The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period. The standardized version of average annual total return reflects all historical investment results less all charges and deductions applied against the Subaccount (including any surrender charge that would apply if you terminated your Certificate at the end of each period indicated).

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In addition to standardized average annual total return, non-standardized total return information may be used in advertisements or sales literature. Non-standardized return information will be computed on the same basis as described above, but does not include a surrender charge. In addition, the Society may disclose cumulative total return for Certificates funded by Subaccounts.

Each Investment Option’s yield and standardized and non-standardized average annual total returns may also be disclosed, which may include investment periods prior to the date the Account commenced operations. Non-standardized performance data will only be disclosed if standardized performance data is also disclosed. Please refer to the Statement of Additional Information for additional information regarding the calculation of other performance data.

In advertising and sales literature, Subaccount performance may be compared to the performance of other issuers of variable annuity contracts which invest in mutual fund portfolios with similar investment objectives. Lipper Analytical Services, Inc. (“Lipper”) and the Morningstar Annuity Research Center (“MARC”) are independent services which monitor and rank the performance of variable annuity issuers according to investment objectives on an industry-wide basis.

The rankings provided by Lipper include variable life insurance issuers as well as variable annuity issuers, whereas the rankings provided by MARC compare only variable annuity issuers. The performance analyses prepared by Lipper and MARC each rank such issuers on the basis of total return, assuming reinvestment of distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, MARC prepares risk rankings, which consider the effects of market risk on total return performance. This type of ranking provides data as to which funds provide the highest total return within various categories of funds defined by the degree of risk inherent in their investment objectives.

Advertising and sales literature may also compare the performance of each Subaccount to the Standard & Poor’s Index of 500 Common Stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any deductions for operating expenses. Other independent ranking services and indices may also be used as a source of performance comparison.

We may also report other information, including the effect of tax-deferred compounding on a Subaccount’s investment returns, or returns in general, which may be illustrated by tables, graphs or charts. All income and capital gains derived from Subaccount investments are reinvested and can lead to substantial long-term accumulation of assets, provided that the underlying Portfolio’s investment experience is positive.

FEDERAL TAX MATTERS

The following discussion is general and is not intended as tax advice.

Introduction

This discussion is based on the Society’s understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (“IRS”). No representation is made as to the likelihood of the continuation of these current tax laws and interpretations. Moreover, no attempt has been made to consider any applicable state or other tax laws.

A Certificate may be purchased on a non-qualified basis (“Non-Qualified Certificate”) or purchased and used in connection with plans qualifying for favorable tax treatment (“Qualified Certificate”). A Qualified Certificate is designed for use by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401(a), 403(a), 403(b), 408 or 408A of

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the Internal Revenue Code of 1986, as amended (the “Code”). The effect of federal income taxes on amounts held under a Certificate or annuity payments, and on the economic benefit to the Certificate Holder, the Annuitant or the Beneficiary depends on the type of retirement plan, and the tax and employment status of the individual concerned. In addition, an individual must satisfy certain requirements in connection with:

•	purchasing a Qualified Certificate with proceeds from a tax-qualified plan, and

•	receiving distributions from a Qualified Certificate in order to continue to receive favorable tax treatment.

Therefore, purchasers of Qualified Certificates are encouraged to seek competent legal and tax advice regarding the suitability and tax considerations specific to their situation. The following discussion assumes that Qualified Certificates are purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special federal income tax treatment.

Tax Status of the Certificate

The Society believes that the Certificate will be subject to tax as an annuity contract under the Code, which generally means that any increase in Accumulated Value will not be taxable until monies are received from the Certificate, either in the form of annuity payments or in some other form. The following Code requirement must be met in order to be subject to annuity contract treatment for tax purposes:

Diversification Requirements.  Section 817(h) of the Code provides that separate account investments must be “adequately diversified” in accordance with Treasury regulations in order for Non-Qualified Certificates to qualify as annuity contracts for federal tax purposes. The Account, through each Investment Option, intends to comply with the diversification requirements prescribed in regulations under Section 817(h) of the Code, which affect how the assets in each Subaccount may be invested. We do not have control over the Funds or their investments. Nonetheless, the Society believes that each Investment Option in which the Account owns shares will meet the diversification requirements.

Certificate Holder Control.  In some circumstances, variable annuity Holders who retain excessive control over the investment of the underlying separate account used to support their Certificates may be treated as the owners of those assets and may be subject to tax on income produced by those assets. Although published guidance in this area does not address certain aspects of the Certificates, we believe that the Certificate Holder should not be treated as the owner of the assets of the Account. We reserve the right to modify the Certificate to bring it into conformity with applicable standards should such modification be necessary to prevent a Certificate Holder from being treated as the owner of the underlying assets of the Account.

Required Distributions.  In order to be treated as an annuity contract for federal income tax purposes, Section 72(s) of the Code requires any Non-Qualified Certificate to provide that:

•

if any Certificate Holder dies on or after the Retirement Date but before the interest in the Certificate has been fully distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Certificate Holder’s death; and

•	if any Certificate Holder dies prior to the Retirement Date, the interest in the Certificate will be distributed within five years after the date of the Certificate Holder’s death.

These requirements will be considered satisfied as to any portion of a Certificate Holder’s interest which is payable to or for the benefit of a designated Beneficiary and which is distributed over the life of such Beneficiary or over a period not extending beyond the life expectancy of that

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Beneficiary, provided that such distributions begin within one year of that Certificate Holder’s death. A Certificate Holder’s designated Beneficiary is the person named by such Certificate Holder as a Beneficiary and to whom control of the Certificate passes by reason of death and must be a natural person. However, if the designated Beneficiary is the surviving spouse of the Certificate Holder, the Certificate may be continued with the surviving spouse as the new Certificate Holder.

Non-Qualified Certificates contain provisions which are intended to comply with the requirements of Section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. The Society intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code Section 72(s) when clarified by regulation or otherwise.

Other rules may apply to Qualified Certificates.

Taxation of Annuities

The following discussion assumes that the Certificates will qualify as annuity contracts for federal income tax purposes.

In General.  Section 72 of the Code governs taxation of annuities in general. The Society believes that a Certificate Holder who is a natural person is not taxed on increases in the value of a Certificate until distribution occurs through a partial withdrawal, surrender or annuity payment. For this purpose, the assignment, pledge, or agreement to assign or pledge any portion of the Accumulated Value (and in the case of a Qualified Certificate, any portion of an interest in the qualified plan) generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single sum payment or settlement option) is taxable as ordinary income.

Non-Natural Certificate Holder.  A non-natural Certificate Holder of an annuity contract generally must include any increase in the excess of cash value over the “investment in the contract” as income during the taxable year. However, there are some exceptions to this rule. Certain Certificates will generally be treated as held by a natural person if:

•

the nominal Certificate Holder is a trust or other entity which holds the Certificate as an agent for a natural person (but not in the case of certain non-qualified deferred compensation arrangements);

•	the Certificate is acquired by an estate of a decedent by reason of the death of the decedent;

•	the Certificate is issued in connection with certain Qualified Plans;

•	the Certificate is purchased by an employer upon the termination of certain Qualified Plans;

•	the Certificate is used in connection with a structured settlement agreement; or

•

the Certificate is purchased with a single payment within a year of the annuity starting date and substantially equal periodic payments are made, not less frequently than annually, during the annuity period.

A prospective Certificate Holder that is not a natural person should discuss these exceptions with their tax adviser.

The following discussion generally applies to Certificates owned by natural persons.

Partial Withdrawals and Complete Surrenders.  Under Section 72(e) of the Code, if a partial withdrawal is taken from a Qualified Certificate, a ratable portion of the amount received is taxable, generally based on the ratio of the investment in the contract to the participant’s total accrued benefit or balance under the retirement plan. The “investment in the contract” generally equals the portion, if any, of any premium payments paid by or on behalf of the individual under a Certificate which was not excluded from the individual’s gross income. For Certificates issued in connection with qualified plans, the investment in the contract can be zero. Special tax rules may be available for certain distributions from Qualified Certificates, and special rules apply to distributions from Roth IRAs.

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Under Section 72(e) of the Code, if a partial withdrawal is taken from a Non-Qualified Certificate (including a withdrawal under the systematic withdrawal option), amounts received are generally first treated as taxable income to the extent that the Accumulated Value immediately before the partial withdrawal exceeds the investment in the certificate at that time. Any additional amount withdrawn is not taxable.

In the case of a surrender under a Qualified or Non-Qualified Certificate, the amount received generally will be taxable only to the extent it exceeds the investment in the contract.

Section 1035 of the Code provides that no gain or loss shall be recognized on the exchange of one annuity Certificate for another and the Certificate received is treated as a new Certificate for purposes of the penalty and distribution-at-death rules. Special rules and procedures apply to Section 1035 transactions and prospective Certificate Holders wishing to take advantage of Section 1035 should consult their tax adviser.

Annuity Payments.  Although tax consequences may vary depending on the settlement option elected under an annuity contract, a portion of each annuity payment is generally not taxed and the remainder is taxed as ordinary income. The non-taxable portion of an annuity payment is generally determined in a manner that is designed to allow you to recover your investment in the contract ratably on a tax-free basis over the expected stream of annuity payments, as determined when annuity payments start. Once your investment in the contract has been fully recovered, however, the full amount of each annuity payment is subject to tax as ordinary income.

Taxation of Death Benefit Proceeds.  Amounts may be distributed from a Certificate because of the death of the Certificate Holder. Generally, such amounts are includible in the income of the recipient as follows:

•	if distributed in a lump sum, they are taxed in the same manner as a surrender of the Certificate, or

•	if distributed under a settlement option, they are taxed in the same way as annuity payments.

For these purposes, the investment in the contract remains the amount of any purchase payments which were not excluded from gross income.

Penalty Tax on Certain Withdrawals.  In the case of a distribution from a Non-Qualified Certificate, a 10% federal tax penalty may be imposed. However, generally, there is no penalty applied on distributions:

•	made on or after the taxpayer reaches age 59 1/2;

•	made on or after the death of the holder (or if the holder is not an individual, the death of the Annuitant);

•	attributable to the taxpayer becoming disabled;

•

as part of a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her designated Beneficiary;

•	made under certain annuities issued in connection with structured settlement agreements;

•

made under an annuity contract that is purchased with a single premium when the Retirement Date is no later than a year from purchase of the annuity and substantially equal periodic payments are made, not less frequently than annually, during the annuity payment period; and

•	any payment allocable to an investment (including earnings thereon) made before August 14, 1982 in a Certificate issued before that date.

46

Other tax penalties may apply to certain distributions under a Qualified Certificate. Certificate Holders should consult their tax adviser.

Account Charges.  It is possible that the Internal Revenue Service may take a position that any charges or deemed charges for certain benefits should be treated as taxable distributions to you. In particular, the Internal Revenue Service could take the position that any deemed charges associated with the Incremental Death Benefit Rider constitute a taxable withdrawal, which might also be subject to a tax penalty if the withdrawal occurs prior to your reaching age 59 1/2. Although we do not believe that these amounts, if any, should be treated as taxable withdrawals, you should consult your tax adviser prior to selecting any benefit under the Contract.

Transfers, Assignments or Exchanges of a Certificate

Certain tax consequences may result upon:

•	a transfer of control of a Certificate,

•	the designation of a payee or other Beneficiary who is not also the Certificate Holder,

•	the selection of certain Retirement Dates, or

•	the exchange of a Certificate.

A Certificate Holder contemplating any of these actions should consult their tax adviser.

Withholding

Generally, distributions from a Certificate are subject to withholding of federal income tax at a rate which varies according to the type of distribution and the Certificate Holder’s tax status. The Certificate Holder generally can elect not to have withholding apply.

Eligible rollover distributions from Section 401(a) plans, Section 403(a) annuities and Section 403(b) tax-sheltered annuities are subject to a mandatory federal income tax withholding of 20%. For this purpose, an “eligible rollover distribution” is any distribution to an employee (or employee’s spouse or former spouse as beneficiary or alternate payee) from such a plan, except certain distributions such as distributions required by the Code, hardship distributions or distributions in a specified annuity form. The 20% withholding does not apply, however, to nontaxable distributions or if the Certificate Holder chooses a “direct rollover” from the plan to another tax-qualified plan, Section 403(b) tax-sheltered annuity, IRA or to a governmental Section 457 plan that agrees to separately account for rollover contributions.

Multiple Certificates

All non-qualified deferred annuity Certificates entered into after October 21, 1988 that are issued by the Society (or its affiliates) to the same Certificate Holder during any calendar year are treated as one annuity Certificate for purposes of determining the amount includible in gross income under Section 72(e). This rule could affect the time when income is taxable and the amount that might be subject to the 10% penalty tax described above. In addition, the Treasury Department has specific authority to issue regulations that prevent the avoidance of Section 72(e) through the serial purchase of annuity contracts or otherwise. There may also be other situations in which the Treasury Department may conclude that it would be appropriate to aggregate two or more annuity Certificates purchased by the same Certificate Holder. Accordingly, a Certificate Holder should consult a competent tax adviser before purchasing more than one annuity Certificate.

47

Taxation of Qualified Plans

The Certificates are designed for use with several types of qualified plans. The tax rules applicable to participants in these qualified plans vary according to the type of plan and the terms and conditions of the plan itself. Special favorable tax treatment may be available for certain types of contributions and distributions. Adverse tax consequences may result from:

•	contributions in excess of specified limits;

•	distributions prior to age 59 1/2 (subject to certain exceptions);

•	distributions that do not conform to specified commencement and minimum distribution rules; and

•	other specified circumstances.

Therefore, no attempt is made to provide more than general information about the use of the Certificates with the various types of qualified retirement plans. Certificate Holders, plan participants and Beneficiaries are cautioned that the rights of any person to any benefits under these qualified retirement plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Certificate, but the Society shall not be bound by the terms and conditions of such plans to the extent such terms contradict the Certificate, unless the Society consents. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Certificate administration procedures. Certificate Holders, participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Certificates comply with applicable law.

For qualified plans under Section 401(a), 403(a) and 403(b), the Code requires that distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Annuitant (or plan participant) (i) reaches age 70 1/2 or (ii) retires, and must be made in a specified form or manner. If the plan participant is a “5 percent owner” (as defined in the Code), distributions generally must begin no later than April 1 of the calendar year following the calendar year in which the Annuitant (or plan participant) reaches age 70 1/2. For IRAs described in Section 408, distributions generally must commence no later than April 1 of the calendar year following the calendar year in which the Annuitant (or plan participant) reaches age 70 1/2. For Roth IRAs under Section 408A, distributions are not required during the Annuitant’s (or plan participant’s) lifetime. If you are attempting to satisfy these rules through partial withdrawals before the annuity commencement date, the value of any enhanced death benefit or other optional rider may need to be included in calculating the amount required to be distributed. Consult a tax adviser.

Brief descriptions follow of the various types of qualified retirement plans available in connection with a Certificate. The Society will amend the Certificate as necessary to conform it to the requirements of the Code.

Corporate Pension and Profit Sharing Plans and H.R. 10 Plans.  Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of retirement plans for employees, and permit self-employed individuals to establish these plans for themselves and their employees. These retirement plans may permit the purchase of the Certificates to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or both may result if this Certificate is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Certificate. Employers intending to use the Certificate with such plans should seek competent advice.

Individual Retirement Annuities.  Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an “Individual Retirement Annuity” or “IRA.” These IRAs are subject to limits on the amount that may be contributed, the persons who may be eligible

48

and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be “rolled over” on a tax-deferred basis into an IRA. Sales of the Certificate for use with IRAs may be subject to special requirements of the Internal Revenue Code. Earnings in an IRA are not taxed until distribution. IRA contributions are limited each year to the lesser of an amount specified in the Code for the year or 100% of the amount of compensation includible in the Annuitant’s gross income for the year and may be deductible in whole or in part depending on the individual’s income. The limit on the amount contributed to an IRA does not apply to distributions from certain other types of qualified plans that are “rolled over” on a tax-deferred basis into an IRA. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. Distributions prior to age 59 1/2 (unless certain exceptions apply) are subject to a 10% penalty tax.

SEP IRAs.  Employers may establish Simplified Employee Pension (SEP) Plans to provide IRA contributions on behalf of their employees. In addition to all of the general Code rules governing IRAs, such plans are subject to certain Code requirements regarding participation and amounts of contributions.

SIMPLE IRAs.  Section 408(p) of the Code permits small employers to establish SIMPLE IRAs under which employees may elect to defer a percentage of their compensation. The sponsoring employer is required to make a matching, or non-elective, contribution on behalf of contributing employees. Distributions from a SIMPLE IRA are subject to the same restrictions that apply to IRA distributions and are taxed as ordinary income. Subject to certain exceptions, premature distributions prior to age 59 1/2 are subject to a 10% penalty tax, which is increased to 25% if the distribution occurs within the first two years after the commencement of the employee’s participation in the plan.

Roth IRAs.  Section 408A of the Code permits certain eligible individuals to contribute to a Roth IRA. Contributions to a Roth IRA, which are subject to certain limitations, are not deductible and must be made in cash or as a rollover or conversion from another Roth IRA or other IRA. A rollover from or conversion of an IRA to a Roth IRA may be subject to tax and other special rules may apply. Such conversions are subject to a 10% penalty tax if they are distributed before five years have passed since the year of the conversion. You should consult a tax adviser before combining any converted amounts with any other Roth IRA contributions, including any other conversion amounts from other tax years.

Distributions from a Roth IRA generally are not taxed, except that, once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made:

•	before age 59 1/2 (subject to certain exceptions), or

•	during the five taxable years starting with the year in which the first contribution is made to any Roth IRA.

Tax Sheltered Annuities.  Section 403(b) of the Code allows employees of certain Section 501(c)(3) organizations and public schools to exclude from their gross income the premiums paid, within certain limits, on a Certificate that will provide an annuity for the employee’s retirement. These premiums may be subject to FICA (social security) tax. Code Section 403(b)(11) restricts the distribution under Code Section 403(b) annuity contracts of:

•	elective contributions made in years beginning after December 31, 1988;

•	earnings on those contributions; and

•	earnings in such years on amounts held as of the last year beginning before January 1, 1989.

Distribution of those amounts may only occur upon:

•	death of the employee,

49

•	attainment of age 59 1/2,

•	severance from employment,

•	disability, or

•	financial hardship.

In addition, income attributable to elective contributions may not be distributed in the case of hardship.

Death Benefits.  The Performance Enhanced Death Benefit or Incremental Death Benefit Rider could be characterized as an incidental benefit, the amount of which is limited in any pension or profit-sharing plan or tax-sheltered annuity. Because these death benefits may exceed this limitation, employers using the Certificate in connection with such plans should consult their tax adviser.

Restrictions under Qualified Certificates.  Other restrictions with respect to the election, commencement or distribution of benefits may apply under Qualified Certificates or under the terms of the plans in respect of which Qualified Certificates are issued.

Possible Charge for the Society’s Taxes

The Society currently makes no charge against the Accumulated Value for any Federal, state or local taxes that may be incurred by the Society and be attributable to the Subaccounts or the Certificates. We reserve the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that the Society determines to be properly attributable to the Subaccounts or to the Certificates.

Other Tax Consequences

As noted above, the foregoing comments about the Federal tax consequences under these Certificates are not exhaustive, and special rules are provided with respect to other tax situations not discussed in the Prospectus. Further, the Federal income tax consequences discussed herein reflect our understanding of current law. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Certificate could change by legislation or otherwise.

Federal Estate Taxes.  While no attempt is being made to discuss the Federal estate tax implications of the Certificate, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the present value of the payments to be received by the beneficiary.

Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of distributions under a Certificate depend on the individual circumstances of each Certificate Holder or recipient of the distribution. You should consult your tax adviser for further information.

Generation-Skipping Transfer Tax.  Under certain circumstances, the Code may impose a “generation skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the owner. Regulations issued under the Code may require us to deduct the tax from your Certificate, or from any applicable payment, and pay it directly to the IRS.

Foreign Tax Credits.  We may benefit from any foreign tax credits attributable to taxes paid by certain Funds to foreign jurisdictions to the extent permitted under Federal tax law.

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DISTRIBUTION OF THE CERTIFICATES

We have entered into a distribution agreement with our affiliate, MWA Financial Services, Inc. (“MWAFS”) for the distribution and sale of the Certificates. MWAFS may sell the Certificates through its registered representatives.

MWAFS receives a 0.25% fee from the following Investment Options in the form of 12b-1 fees based on Certificate assets allocated to the Investment Option: Dreyfus Socially Responsible Growth Fund; and Fidelity Variable Insurance Products Fund, VIP High Income Portfolio and VIP Mid Cap Portfolio. 12b-1 class shares of these Investment Options have adopted distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, which allows the Investment Options to pay fees out of Investment Option assets to those who sell and distribute Investment Option shares.

We pay commissions to MWAFS for the sale of the Certificates by its registered representatives. The maximum commissions payable will be 3% of the premiums paid under a Certificate during the first Certificate Year and 2% of the premiums paid in the second and subsequent Certificate Years.

MWAFS passes through commissions it receives to its registered representatives and does not retain any override as distributor for the Certificates. However, under the distribution agreement with MWAFS, we pay the following sales expenses: manager and registered representative compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Certificates.

Proceeds from the Surrender Charge on the Certificates are retained by us and used to defray the expenses we incur in paying for distribution-related services under the distribution agreement, such as the payment of commissions.

Because registered representatives of MWAFS are also insurance agents of the Society, they and their managers are eligible for various cash benefits such as bonuses, insurance benefits and financing arrangements and non-cash compensation programs that we may provide jointly with MWAFS. These programs include conferences, seminars and trips (including travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, subject to applicable regulatory requirements. Sales of the Certificates may help registered representatives and/or their managers qualify for such benefits. In addition, MWAFS registered representatives who meet certain Society productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Registered representatives and managers may receive other payments from us for services that do not directly involve the sale of the Certificates, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

See “DISTRIBUTION OF THE CERTIFICATES” in the Statement of Additional Information for more information concerning compensation paid for the sale of the Certificates.

Under the Public Disclosure Program, the Financial Industry Regulatory Authority (“FINRA”) provides certain information regarding the disciplinary history of FINRA member broker-dealers and their associated persons in response to written, electronic or telephonic inquiries. FINRA’s toll-free Public Disclosure Program Hotline telephone number is 1-800-289-9999 and their Web site address is www.finra.org. An investor brochure that includes information describing the Public Disclosure Program is available from FINRA.

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LEGAL PROCEEDINGS

The Society, like other insurers, is involved in lawsuits. Currently, there are no class action lawsuits naming the Society as a defendant or involving the Account. In some lawsuits involving other insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, the Society believes that at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Account, the ability of MWA Financial Services, Inc. to perform its contract with the Society or the ability of the Society to meet its obligations under the Certificate.

VOTING RIGHTS

To the extent required by law, the Society will vote Fund shares held in the Account at regular and special shareholder meetings of the Funds, in accordance with instructions received from persons having voting interests in the corresponding Subaccounts. If, however, the 1940 Act or any regulation thereunder should be amended, or if the present interpretation thereof should change, and, as a result, the Society determines that it is permitted to vote the Fund shares in its own right, it may elect to do so.

The number of votes you have the right to instruct will be calculated separately for each Subaccount to which you have allocated or transferred Accumulated Value or proceeds, and may include fractional votes. The number of votes attributable to a Subaccount is determined by dividing your Accumulated Value or proceeds in that Subaccount by the net asset value per share of the Investment Option of the corresponding Subaccount.

The number of votes of an Investment Option that are available to you is determined as of the date coincident with the date established by that Investment Option for determining shareholders eligible to vote at the relevant meeting for that Fund. Voting instructions will be solicited prior to such meeting in accordance with procedures established by each Fund.

The Society will vote Fund shares attributable to Certificates as to which no timely instructions are received (as well as any Fund shares held in the Account which are not attributable to Certificates) in proportion to the voting instructions received with respect to all Certificates participating in each Investment Option. Voting instructions to abstain on any item to be voted upon will be applied on a pro-rata basis to reduce the votes eligible to be cast on a matter. Proportional voting may result in a small number of Certificate Holders or Contract Owners determining the outcome of a vote.

ADMINISTRATIVE SERVICES AGREEMENT

The Certificates are administered by EquiTrust Life Insurance Company (“EquiTrust Life”), an Iowa corporation having its principal offices at 5400 University Avenue, West Des Moines, Iowa 50266, pursuant to an administrative services agreement between the Society and EquiTrust Life. EquiTrust Life also maintains records of transactions relating to the Certificates and provides other services.

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FINANCIAL STATEMENTS

The audited statutory-basis balance sheets of the Society as of December 31, 2007 and 2006, and the related statutory-basis statements of operations, surplus and cash flow for each of the three years in the period ended December 31, 2007, and related financial statement schedules, as well as the independent registered public accounting firm reports thereon, are contained in the Statement of Additional Information. Likewise the audited statements of assets and liabilities of the Account as of December 31, 2007, and the related statements of operations and changes in net assets for each of the periods ended December 31, 2007 as disclosed in the financial statements, as well as the related independent registered public accounting firm report, are contained in the Statement of Additional Information.

The Society’s statutory-basis financial statements should be considered only as bearing on the Society’s ability to meet its obligations under the Certificates. They should not be considered as bearing on the investment performance of the assets held in the Account.

Investment Company Act of 1940, File Number 811-10429

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STATEMENT OF ADDITIONAL INFORMATION

SAI-TOC

(This page has been left blank intentionally.)

Tear at perforation

If you would like a copy of the Statement of Additional Information, please complete the information below and detach and mail this card to the Society at our Administrative Center address shown on the cover of this Prospectus.

Name

Address

City, State, Zip

APPENDIX A

Calculating Variable Annuity Payments

The following chart has been prepared to show how investment performance could affect variable annuity payments over time. It illustrates the variable annuity payments under a supplemental contract issued in consideration of proceeds from a Non-Qualified Certificate. The chart illustrates certain variable annuity payments under five hypothetical rate of return scenarios. Of course, the illustrations merely represent what such payments might be under a hypothetical supplemental contract issued for proceeds from a hypothetical Certificate.

What the Chart Illustrates.  The chart illustrates the first monthly payment in each of 25 years under a hypothetical variable payment supplemental contract issued in consideration of proceeds from a hypothetical Non-Qualified Certificate assuming a different hypothetical rate of return for a single Subaccount supporting the supplemental contract. The chart assumes that the first monthly payment in the initial year shown is $1,000.

Hypothetical Rates of Return.  The variable annuity payments reflect five different assumptions for a constant investment return before fees and expenses: 0.00%, 3.07%, 6.14%, 9.07% and 12.00%. Net of all expenses, these constant returns are: (2.14)%, 0.93%, 4.00%, 6.93% and 9.86%. The first variable annuity payment for each year reflects the 4% assumed interest rate net of all expenses for the Subaccount (and the underlying Funds) pro-rated for the month shown. Fund management fees and operating expenses are assumed to be at an annual rate of 0.74% of their average daily net assets. This is the average of Fund expenses shown in the Annual Investment Option Expenses table beginning on page 7. The mortality and expense risk charge is assumed to be at an annual rate of 1.40% of the illustrated Subaccount’s average daily net assets.

The first monthly variable annuity payments depicted in the chart are based on hypothetical supplemental contracts and hypothetical investment results and are not projections or indications of future results. The Society does not guarantee or even suggest that any Subaccount, Certificate or supplemental contract issued by it would generate these or similar monthly payments for any period of time. The chart is for illustration purposes only and does not represent future variable annuity payments or future investment returns. The first variable annuity payment in each year under an actual supplemental contract issued in connection with an actual Certificate will be more or less than those shown if the actual returns of the Subaccount(s) selected by the Certificate Holder are different from the hypothetical returns. Because a Subaccount’s investment return will fluctuate over time, variable annuity payments actually received by a payee will be more or less than those shown in this illustration. Also, in an actual case, the total amount of variable annuity payments ultimately received will depend upon the settlement option selected and the life of the payee. See the Prospectus section titled “SETTLEMENT OPTIONS—Election of Settlement Options and Annuity Payments.”

Assumptions on Which the Hypothetical Supplemental Contract and Certificate are Based.  The chart reflects a hypothetical supplemental contract and Certificate. These, in turn, are based on the following assumptions:

•	The hypothetical Certificate is a Non-Qualified Certificate

•	The supplemental contract is issued in consideration of proceeds from the hypothetical Certificate

•	The proceeds applied under the supplemental contract represent the entire Net Accumulated Value of the Certificate and are allocated to a single Subaccount
•	The single Subaccount has annual constant rates of return before fees and expenses of 0.00%, 3.07%, 6.14%, 9.07% and 12.00%

•	Assumed interest rate is 4% per year

•	The payee elects to receive monthly variable annuity payments

•

The proceeds applied to the purchase of annuity units as of the effective date of the supplemental contract under the annuity settlement option selected result in an initial variable annuity payment of $1,000

For a discussion of how a Certificate Holder or payee may elect to receive monthly, quarterly, semi-annual or annual variable annuity payments, see “SETTLEMENT OPTIONS.”

Assumed Interest Rate.  Among the most important factors that determine the amount of each variable annuity payment is the assumed interest rate. Under supplemental contracts available as of the date of this Prospectus, the assumed interest rate is 4%. Variable annuity payments will increase in size from one annuity payment date to the next if the annualized net rate of return during that time is greater than the assumed interest rate, and will decrease if the annualized net rate of return over the same period is less than the assumed interest rate. (The assumed interest rate is an important component of the annuity unit value. For a detailed discussion of the assumed interest rate and annuity unit value, see “SETTLEMENT OPTIONS.”

The $1,000 Initial Monthly Variable Annuity Payment.  The hypothetical supplemental contract has an initial monthly variable annuity payment of $1,000. The dollar amount of the first variable annuity payment under an actual supplemental contract will depend upon:

•	the amount of proceeds applied

•	the annuity settlement option selected

•	the settlement option rates in the supplemental contract on the effective date

•	the assumed interest rate under the supplemental contract on the effective date

•	the age of the payee

•	in most cases, the sex of the payee

For each column in the chart, the entire proceeds are allocated to a Subaccount having a constant rate of return as shown at the top of the column. However, under an actual supplemental contract, proceeds are often allocated among several Subaccounts. The dollar amount of the first variable annuity payment attributable to each Subaccount is determined under an actual supplemental contract by dividing the dollar value of the proceeds applied to that Subaccount as of the effective date by $1,000, and multiplying the result by the annuity purchase rate in the supplemental contract for the settlement option selected. The amount of the first variable annuity payment is the sum of the first payments attributable to each Subaccount to which proceeds were allocated. For a detailed discussion of how the first variable annuity payment is determined, see “SETTLEMENT OPTIONS.” For comparison purposes, hypothetical monthly fixed annuity payments are shown in the column using a 4% net assumed interest rate.

Initial Monthly Payments for Each Year Shown, Assuming a Constant Rate of Return under Alternative Investment Scenarios

Contract Year	0.00% Gross –2.14% Net	3.07% Gross 0.93% Net	6.14% Gross 4.00% Net	9.07% Gross 6.93% Net	12.00% Gross 9.86% Net
1	$1,000	$1,000	$1,000	$1,000	$1,000
2	941	970	1,000	1,028	1,056
3	885	942	1,000	1,057	1,116
4	833	914	1,000	1,087	1,179
5	784	887	1,000	1,118	1,245
6	738	861	1,000	1,149	1,315
7	694	835	1,000	1,181	1,389
8	653	811	1,000	1,215	1,468
9	615	787	1,000	1,249	1,550
10	578	764	1,000	1,284	1,638
11	544	741	1,000	1,320	1,730
12	512	719	1,000	1,357	1,828
13	482	698	1,000	1,396	1,931
14	453	677	1,000	1,435	2,039
15	427	657	1,000	1,475	2,154
16	401	638	1,000	1,517	2,276
17	378	619	1,000	1,560	2,404
18	355	601	1,000	1,604	2,539
19	334	583	1,000	1,649	2,682
20	315	566	1,000	1,695	2,833
21	296	549	1,000	1,743	2,993
22	279	533	1,000	1,792	3,162
23	262	517	1,000	1,843	3,340
24	247	502	1,000	1,895	3,528
25	232	487	1,000	1,948	3,727

APPENDIX B

Condensed Financial Information

The Account commenced operations on February 11, 2002; however, no premiums were received until May 29, 2002. The information presented below reflects the accumulation unit information for the Subaccounts for the one-year periods ended on December 31.

Subaccount	Accumulation Unit Value at Beginning of Year	Accumulation Unit Value at End of Year	Number of Units at End of Year
VP Ultra® Fund
2002	$10.000000	$8.080074	1,432.170044
2003	$8.080074	$9.953373	12,608.612713
2004	$9.953373	$10.864070	52,376.412864
2005	$10.864070	$10.946421	78,704.477602
2006	$10.946421	$10.441975	86,682.559276
2007	$10.441975	$12.462385	104,090.486943
VP Vista Fund
2002	$10.000000	$7.997399	562.492864
2003	$7.997399	$11.218280	8,301.861227
2004	$11.218280	$12.791960	50,543.294970
2005	$12.791960	$13.643039	92,300.625846
2006	$13.643039	$14.668952	116,152.946673
2007	$14.668952	$20.223369	193,121.032446
VP Mid Cap Value Fund (1)
2006	$10.000000	$11.368255	12,877.077605
2007	$11.368255	$10.951477	97,169.554089
Appreciation Portfolio
2002	$10.000000	$9.803606	1,499.821634
2003	$9.803606	$11.715230	12,817.195855
2004	$11.715230	$12.136062	36,838.892675
2005	$12.136062	$12.492742	51,509.789289
2006	$12.492742	$14.352097	71,191.669280
2007	$14.352097	$15.162856	86,729.549645
Developing Leaders Portfolio
2002	$10.000000	$8.225948	1,649.170501
2003	$8.225948	$10.684611	16,259.664251
2004	$10.684611	$11.732890	91,970.864311
2005	$11.732890	$12.243130	165,699.488535
2006	$12.243130	$12.530975	249,830.479312
2007	$12.530975	$10.989485	261,067.916508
Dreyfus Growth and Income Portfolio
2002	$10.000000	$7.969859	541.145078
2003	$7.969859	$9.948979	10,363.770004
2004	$9.948979	$10.544159	43,960.436189
2005	$10.544159	$10.747526	52,627.326940
2006	$10.747526	$12.139300	64,361.077695
2007	$12.139300	$12.982296	72,250.523911

Subaccount	Accumulation Unit Value at Beginning of Year	Accumulation Unit Value at End of Year	Number of Units at End of Year
International Equity Portfolio
2002	$10.000000	$9.611194	76.199686
2003	$9.611194	$13.546328	2,360.274974
2004	$13.546328	$16.643860	17,299.312513
2005	$16.643860	$18.837288	70,611.234191
2006	$18.837288	$22.911770	132,473.542074
2007	$22.911770	$26.464506	205,833.787044
Socially Responsible Growth Fund
2002	$10.000000	$9.806650	69.159190
2003	$9.806650	$12.161976	7,344.092072
2004	$12.161976	$12.706111	31,216.495978
2005	$12.706111	$12.951100	32,885.156184
2006	$12.951100	$13.917660	36,193.328201
2007	$13.917660	$14.753667	47,042.248700
Blue Chip Portfolio
2002	$10.000000	$9.880645	3,634.220169
2003	$9.880645	$12.248896	28,227.849463
2004	$12.248896	$12.812956	81,481.322917
2005	$12.812956	$12.925518	126,796.642972
2006	$12.925518	$14.970116	161,649.567248
2007	$14.970116	$15.720192	206,432.409514
High Grade Bond Portfolio
2002	$10.000000	$10.419313	2,813.963918
2003	$10.419313	$10.833854	18,647.932290
2004	$10.833854	$11.143408	88,379.950724
2005	$11.143408	$11.281699	158,057.191455
2006	$11.281699	$11.658604	224,954.549537
2007	$11.658604	$12.127794	274,956.257111
Managed Portfolio
2002	$10.000000	$9.809973	4,324.961142
2003	$9.809973	$11.874065	25,187.673443
2004	$11.874065	$12.714949	109,769.174437
2005	$12.714949	$13.108419	201,300.729002
2006	$13.108419	$14.479354	306,859.259509
2007	$14.479354	$15.116760	368,316.894893
Money Market Portfolio
2002	$10.000000	$9.982696	23,031.697350
2003	$9.982696	$9.896365	44,356.804932
2004	$9.896365	$9.831780	169,013.251387
2005	$9.831780	$9.939221	73,865.617697
2006	$9.939221	$10.236980	165,766.332998
2007	$10.236980	$10.571108	191,181.420310

Subaccount	Accumulation Unit Value at Beginning of Year	Accumulation Unit Value at End of Year	Number of Units at End of Year
Strategic Yield Portfolio
2002	$10.000000	$10.115219	1,946.659824
2003	$10.115219	$11.169994	16,869.520444
2004	$11.169994	$12.001156	106,707.768953
2005	$12.001156	$12.222654	248,009.955830
2006	$12.222654	$12.873518	369,610.618750
2007	$12.873518	$13.147107	457,845.313737
Value Growth Portfolio
2002	$10.000000	$8.808507	126.365337
2003	$8.808507	$11.355480	7,545.785136
2004	$11.355480	$12.490840	47,122.292095
2005	$12.490840	$13.109350	78,202.407298
2006	$13.109350	$14.490824	93,734.569025
2007	$14.490824	$15.042414	107,349.492540
Contrafund Portfolio
2002	$10.000000	$8.714751	1,318.955596
2003	$8.714751	$11.042009	26,816.474401
2004	$11.042009	$12.575659	126,140.718942
2005	$12.575659	$14.504431	274,766.438462
2006	$14.504431	$15.982463	498,834.353908
2007	$15.982463	$18.535146	781,875.146373
Growth Portfolio
2002	$10.000000	$10.046779	1,115.963648
2003	$10.046779	$13.163685	14,299.992290
2004	$13.163685	$13.420071	70,113.845906
2005	$13.420071	$14.003084	102,206.548406
2006	$14.003084	$14.757172	113,209.924176
2007	$14.757172	$18.479023	132,250.341298
Fidelity Growth & Income Portfolio
2002	$10.000000	$8.916156	255.962312
2003	$8.916156	$10.884120	14,872.685428
2004	$10.884120	$11.355816	48,551.076096
2005	$11.355816	$12.054956	93,747.393481
2006	$12.054956	$13.456806	164,819.927812
2007	$13.456806	$14.879872	191,870.887078
High Income Portfolio
2002	$10.000000	$10.856262	1,857.226747
2003	$10.856262	$13.572487	14,111.573924
2004	$13.572487	$14.641233	66,304.806094
2005	$14.641233	$14.773658	101,833.230580
2006	$14.773658	$16.177540	155,514.756010
2007	$16.177540	$16.358549	220,135.053176

Subaccount	Accumulation Unit Value at Beginning of Year	Accumulation Unit Value at End of Year	Number of Units at End of Year
Index 500 Portfolio
2002	$10.000000	$8.199955	2,654.315795
2003	$8.199955	$10.384756	46,052.901012
2004	$10.384756	$11.328603	190,044.770260
2005	$11.328603	$11.711705	327,205.272092
2006	$11.711705	$13.368447	447,668.750441
2007	$13.368447	$13.900293	728,700.184190
MidCap Portfolio
2002	$10.000000	$8.469266	546.735719
2003	$8.469266	$11.549156	10,431.884527
2004	$11.549156	$14.199558	90,946.608170
2005	$14.199558	$16.528812	219,929.500799
2006	$16.528812	$18.325682	374,642.471244
2007	$18.325682	$20.845194	486,265.047107
Overseas Portfolio
2002	$10.000000	$9.429449	1,670.232197
2003	$9.429449	$13.333160	11,495.335671
2004	$13.333160	$14.942491	61,324.032818
2005	$14.942491	$17.544723	101,497.073561
2006	$17.544723	$20.434914	195,070.954838
2007	$20.434914	$23.643925	289,914.972043
Freedom 2015 Portfolio(1)
2006	$10.000000	$10.620797	15,657.214992
2007	$10.620797	$11.451238	150,285.541693
Freedom 2020 Portfolio(1)
2006	$10.000000	$11.027691	13,793.365179
2007	$11.027691	$11.988301	150,919.468551
Freedom 2025 Portfolio(1)
2006	$10.000000	$11.073235	13,474.471892
2007	$11.073235	$12.067301	106,871.521446
Freedom 2030 Portfolio(1)
2006	$10.000000	$11.094736	21,493.425513
2007	$11.094736	$12.185515	144,397.844660
Real Estate Portfolio (2)
2007	$10.000000	$7.951672	8,334.041835
Mid-Cap Value Portfolio
2002	$10.000000	$9.494036	3,478.521823
2003	$9.494036	$12.138470	17,535.965665
2004	$12.138470	$14.493233	72,849.578914
2005	$14.493233	$15.611327	159,823.868590
2006	$15.611327	$17.991027	197,060.474078
2007	$17.991027	$18.176677	276,826.982645

Subaccount	Accumulation Unit Value at Beginning of Year	Accumulation Unit Value at End of Year	Number of Units at End of Year
Small Company Portfolio
2002	$10.000000	$10.102637	1,402.208094
2003	$10.102637	$13.549906	5,893.477705
2004	$13.549906	$16.995467	34,483.935533
2005	$16.995467	$17.334607	98,952.076493
2006	$17.334607	$19.664173	147,466.633997
2007	$19.664173	$18.291126	213,938.426304
Nasdaq-100 Index Portfolio
2002	$10.000000	$7.876109	2,521.959865
2003	$7.876109	$11.546706	15,176.958951
2004	$11.546706	$12.535975	55,979.260053
2005	$12.535975	$12.523676	68,817.954170
2006	$12.523676	$13.175261	76,580.388249
2007	$13.175261	$15.397762	89,092.831596
Russell 2000 Small Cap Index Portfolio
2002	$10.000000	$8.350662	194.418130
2003	$8.350662	$12.043671	12,318.883246
2004	$12.043671	$13.981085	63,687.382520
2005	$13.981085	$14.345433	111,660.578493
2006	$14.345433	$16.640716	148,254.619474
2007	$16.640716	$16.048419	232,369.729204
S&P MidCap 400 Index Portfolio
2002	$10.000000	$8.686684	2,994.413149
2003	$8.686684	$11.544674	24,621.944240
2004	$11.544674	$13.180713	81,903.419410
2005	$13.180713	$14.555772	132,256.081149
2006	$14.555772	$15.752323	161,348.306813
2007	$15.752323	$16.681280	206,798.846555
Equity Income Portfolio
2002	$10.000000	$8.429752	2,430.173409
2003	$8.429752	$10.434123	23,409.600942
2004	$10.434123	$11.825779	107,847.158530
2005	$11.825779	$12.120456	283,227.787959
2006	$12.120456	$14.222647	426,349.314901
2007	$14.222647	$14.483217	664,956.292002
Mid Cap Growth Portfolio
2002	$10.000000	$10.351865	978.347409
2003	$10.351865	$14.130351	14,499.096759
2004	$14.130351	$16.492683	37,586.899400
2005	$16.492683	$18.664205	38,712.813992
2006	$18.664205	$19.630574	33,638.782250
2007	$19.630574	$22.751443	28,478.095644

Subaccount	Accumulation Unit Value at Beginning of Year	Accumulation Unit Value at End of Year	Number of Units at End of Year
New America Growth Portfolio
2002	$10.000000	$9.524799	1,268.881426
2003	$9.524799	$12.692306	6,362.193878
2004	$12.692306	$13.879907	35,759.291862
2005	$13.879907	$14.301471	51,052.784927
2006	$14.301471	$15.139575	61,000.254924
2007	$15.139575	$16.987686	95,090.890969
Personal Strategy Balanced Portfolio
2002	$10.000000	$9.075692	2,547.184241
2003	$9.075692	$11.171343	29,922.170293
2004	$11.171343	$12.427721	138,446.387936
2005	$12.427721	$13.044859	277,883.522266
2006	$13.044859	$14.391315	426,129.644582
2007	$14.391315	$15.272518	624,082.146433
International Stock Portfolio
2002	$10.000000	$8.086486	608.605548
2003	$8.086486	$10.409563	5,589.253600
2004	$10.409563	$11.679946	20,903.743703
2005	$11.679946	$13.367049	38,908.660134
2006	$13.367049	$15.702832	65,422.108573
2007	$15.702832	$17.506004	109,652.173258

(1) Available May 1, 2006.

(2) Available May 1, 2007.

PART B

STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

MODERN WOODMEN OF AMERICA

Home Office: 1701 1st Avenue Rock Island, Illinois 61201	Variable Product Administrative Center: PO Box 9284 Des Moines, Iowa 50306 1-877-249-3692

MODERN WOODMEN OF AMERICA VARIABLE ANNUITY ACCOUNT

INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY

CERTIFICATE

This Statement of Additional Information contains additional information to the Prospectus for the flexible premium deferred variable annuity certificate (the “Certificate”) offered by Modern Woodmen of America (the “Society”). This Statement of Additional Information is not a Prospectus, and it should be read only in conjunction with the Prospectus for the Certificate. The Prospectus for the Certificate is dated the same date as this Statement of Additional Information. Unless otherwise indicated, all terms used in this Statement of Additional Information have the same meaning as when used in the Prospectus. You may obtain a copy of the Prospectus by writing or calling our Administrative Center at the address or phone number shown above.

May 1, 2008

STATEMENT OF ADDITIONAL INFORMATION

ADDITIONAL CERTIFICATE PROVISIONS

The Certificate

The Certificate includes the basic Certificate, the application, any endorsement or additional benefit riders, all other attached papers and the Articles of Incorporation and By-Laws of the Society which are in force on the Issue Date. The statements made in the application are deemed representations and not warranties. We will not use any statement in defense of a claim or to void the Certificate unless it is contained in the application.

Incontestability

We will not contest the Certificate from its Issue Date.

Misstatement of Age or Sex

If the age or sex of the annuitant has been misstated, we will pay that amount which the premiums actually paid would have purchased at the correct age and sex.

CALCULATION OF YIELDS AND TOTAL RETURNS

The Society may disclose yields, total returns and other performance data for a Subaccount. Such performance data will be computed in accordance with the standards defined by the SEC, or be accompanied by performance data computed in such manner.

Money Market Subaccount Yields

Advertisements and sales literature may quote the current annualized yield of the Money Market Subaccount for a specific seven-day period. This figure is computed by determining the net change (exclusive of realized gains and losses on the sale of securities, unrealized appreciation and depreciation and income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Certificate with a balance of 1 subaccount unit at the beginning of the period, dividing this net change by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis.

The net change in account value reflects:

•	net income from the Investment Option attributable to the hypothetical account, and

•	charges and deductions imposed under the Certificate attributable to the hypothetical account.

The charges and deductions include per unit charges for the hypothetical account for:

•	the annual administrative charge and

•	the mortality and expense risk charge.

For purposes of calculating current yields for a Certificate, an average per unit administrative charge is used based on the $30 administrative charge deducted at the beginning of each Certificate Year. Current yields and effective yields will be calculated according to the SEC prescribed formulas set forth below:

Current Yield = ((NCS – ES)/UV) × (365/7)

Where:

NCS	=	the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of 1 accumulation unit.

ES	=	per unit expenses attributable to the hypothetical account for the seven-day period.

UV	=	the unit value for the first day of the seven-day period.

Effective Yield = (1 + ((NCS – ES)/UV))365/7 – 1

Where:

NCS	=	the net change in the value of the Investment Option (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of 1 accumulation unit.

ES	=	per unit expenses attributable to the hypothetical account for the seven-day period.

UV	=	the unit value for the first day of the seven-day period.

The yield for the Money Market Subaccount will be lower than the yield for the Investment Option due to the charges and deductions imposed under the Certificate.

The current and effective yields of the Money Market Subaccount normally fluctuate on a daily basis and should not act as an indication or representation of future yields or rates of return. The actual yield is affected by:

•	changes in interest rates on money market securities,

•	the average portfolio maturity of the Money Market Investment Option,

•	the quality of portfolio securities held by this Investment Option, and

•	the operating expenses of the Money Market Investment Option.

Yields may also be presented for other periods of time.

Other Subaccount Yields

Advertisements and sales literature may quote the current annualized yield of one or more of the Subaccounts (except the Money Market Subaccount) for a Certificate for 30-day or one-month periods. The annualized yield of a Subaccount refers to income generated by that Subaccount during a 30-day or one-month period which is assumed to be generated each period over a 12-month period.

The yield is calculated according to the SEC prescribed formula set forth below:

Yield	=	2 × ((((NI – ES)/(U × UV)) + 1) [6] – 1)

Where:

NI	=	net investment income of the Investment Option for the 30-day or one-month period attributable to the shares owned by the Subaccount.

ES	=	expenses of the Subaccount for the 30-day or one-month period.

U	=	the average daily number of accumulation units outstanding during the period.

UV	=	the unit value at the close of the last day in the 30-day or one-month period.

The yield for each Subaccount will be lower than the yield for the corresponding Investment Option due to the various charges and deductions imposed under the Certificate.

The yield for each Subaccount normally will fluctuate over time and should not act as an indication or representation of future yields or rates of return. A Subaccount’s actual yield is affected by the quality of portfolio securities held by the corresponding Investment Option and its operating expenses.

The surrender charge is not considered in the yield calculation.

Average Annual Total Returns

Advertisements and sales literature may also quote average annual total returns for the Subaccounts for various periods of time, including periods before the Subaccounts were in existence. Total return figures are provided for each Subaccount for one-, five- and ten- year periods. Average annual total returns may also be disclosed for other periods of time.

Average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. The last date of each period is the most recent month-end practicable.

Adjusted historic average annual total returns are calculated based on the assumption that the Subaccounts were in existence during the stated periods with the level of Certificate charges which were in effect at the inception of each Subaccount. For purposes of calculating average annual total return, an average annual administrative charge per dollar of Certificate value is used. The calculation also assumes surrender of the Certificate at the end of the period. The total return will then be calculated according to the SEC prescribed formula set forth below:

TR	=	(ERV/P)1/N – 1

Where:

TR	=	the average annual total return net of subaccount recurring charges.

ERV	=	the ending redeemable value (net of any applicable surrender charge) of the hypothetical account at the end of the period.

P	=	a hypothetical initial payment of $1,000.

N	=	the number of years in the period.

Investment Option Performance.  Each Subaccount may also advertise the performance of the corresponding Investment Option in which it invests, based on the calculations described above, where all or a portion of the actual historical performance of the corresponding Investment Option in which the Subaccount invests may pre-date the effective date of the Subaccount being offered in the Certificate.

The actual Subaccount total return information and the Investment Option total return information will vary because of the method used to deduct the mortality and expense risk charge from the returns. For Subaccount total return information, the mortality and expense risk charge is calculated based on the daily net assets multiplied by a daily factor and reduced on a daily basis. For Investment Option total return information, the mortality and expense risk charge is calculated as a single charge applied at the end of the period on an annualized basis.

Other Total Returns

Advertisements and sales literature may also quote average annual total returns which do not reflect the surrender charge. These figures are calculated in the same manner as average annual total returns described above, however, the surrender charge is not taken into account at the end of the period.

We may disclose cumulative total returns in conjunction with the standard formats described above. The cumulative total returns will be calculated using the following formula:

CTR	=	(ERV/P) – 1

Where:

CTR	=	The cumulative total return net of Subaccount recurring charges for the period.

ERV	=	The ending redeemable value of the hypothetical investment at the end of the period.

P	=	A hypothetical single payment of $1,000.

Effect of the Administrative Charge on Performance Data

We apply an annual administrative charge of $30 on the Issue Date and on each Certificate Anniversary prior to the Retirement Date. This charge is deducted from each Subaccount and the Declared Interest Option based on the proportion that each Subaccount’s value bears to the total Accumulated Value. For purposes of reflecting the administrative charge in yield and total return quotations, this annual charge is converted into a per-dollar per-day charge based on the average value of all certificates in the Account on the last day of the period for which quotations are provided. The per-dollar per-day average charge is then adjusted to reflect the basis upon which the particular quotation is calculated.

DISTRIBUTION OF THE CERTIFICATES

MWA Financial Services, Inc. (“MWAFS”) is responsible for distributing the Certificates pursuant to a distribution agreement with us. MWAFS serves as principal underwriter for the Certificates. MWAFS, an Illinois corporation organized in 2001 and a wholly-owned subsidiary of the Society, is located at 1701 1st Avenue, Rock Island, Illinois. MWAFS is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as well as with the securities commissions in the states in which it operates, and is a member of FINRA.

We offer the Certificates to the public on a continuous basis. We anticipate continuing to offer the Certificates, but reserve the right to discontinue the offering. We intend to recoup commissions and other sales expenses through fees and charges imposed under the Certificate. Commissions paid on the Certificate, including other incentives or payments, are not charged directly to the Certificate Holders or the Account.

MWAFS will sell the Certificate through its registered representatives, who must be licensed as insurance agents and appointed by the Society.

MWAFS received sales compensation with respect to the Certificates in the following amounts during the periods indicated.

Fiscal year	Aggregate Amount of Commissions Paid to MWAFS*	Aggregate Amount of Commissions Retained by MWAFS After Payments to its Registered Representatives
2007	$2,269,363	$117,235
2006	$1,627,622	$89,000
2005	$1,472,278	$66,260

* Includes sales compensation paid to sales representatives of MWAFS.

MWAFS passes through commissions it receives and does not retain any override as distributor for the Certificates. However, under the distribution agreement with MWAFS, we pay the following sales expenses: manager and registered representative compensation; registered representative training allowances; deferred compensation and insurance benefits of registered representatives; advertising expenses; and all other expenses of distributing the Certificates.

ADMINISTRATIVE SERVICES AGREEMENT

EquiTrust Life Insurance Company (“EquiTrust Life”) and the Society are parties to an administrative services agreement pursuant to which EquiTrust Life agrees to provide certain accounting, actuarial, tax, management and other services to the Society. For services performed by EquiTrust Life under the administrative services agreement during the fiscal years ended December 31, 2007, 2006, and 2005, EquiTrust Life billed the Society $984,435, $658,905 and $457,550 respectively.

LEGAL MATTERS

All matters relating to Illinois law pertaining to the Certificates, including the validity of the Certificates and the Society’s authority to issue the Certificates, have been passed upon by Darcy G. Callas, Esquire, General Counsel and Director of the Society. Sutherland Asbill & Brennan LLP, Washington D.C. has provided advice on certain matters relating to the federal securities laws.

EXPERTS

The Society’s statutory-basis balance sheets as of December 31, 2007 and 2006, and the related statutory-basis statements of operations, surplus and cash flow for each of the three years in the period ended December 31, 2007, and related financial statement schedules, appearing herein, have been audited by Ernst & Young LLP, an independent registered public accounting firm, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50399 as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

The Account’s statements of assets and liabilities as of December 31, 2007, and the related statements of operations and changes in net assets for each of the periods ended December 31, 2007 as disclosed in the financial statements, appearing herein, have also been audited by Ernst & Young LLP, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in auditing and accounting.

OTHER INFORMATION

A registration statement has been filed with the SEC under the Securities Act of 1933 as amended, with respect to the Certificate discussed in this Statement of Additional Information. Not all the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information. Statements contained in this Statement of Additional Information as to the contents of the Certificate and other legal instruments are summaries. For a complete statement of the terms of these documents, reference is made to such instruments as filed.

FINANCIAL STATEMENTS

The Society’s statutory-basis financial statements included in this Statement of Additional Information should be considered only as bearing on the Society’s ability to meet its obligations under the Certificates. They should not be considered as bearing on the investment performance of the assets held in the Account.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Participants

Modern Woodmen of America Variable Annuity Account

We have audited the accompanying statements of assets and liabilities of each of the respective subaccounts of the Modern Woodmen of America Variable Annuity Account, (the Account), a separate account comprised of the American Century Mid Cap Value, Ultra, Vista, Appreciation, Developing Leaders, Disciplined Stock, Dreyfus Growth & Income, International Equity, Socially Responsible Growth, Blue Chip, High Grade Bond, Managed, Money Market, Strategic Yield, Value Growth, Contrafund, Freedom 2015, Freedom 2020, Freedom 2025, Freedom 2030, Growth, Fidelity Growth & Income, High Income, Index 500, Mid-Cap, Overseas, Fidelity Real Estate, Mid-Cap Value, Small Company, NASDAQ 100 Index, Russell 2000 Small Cap Index, S&P MidCap 400 Index, Equity Income, Mid-Cap Growth, New America Growth, Personal Strategy Balanced, and International Stock Subaccounts, as of December 31, 2007, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, except for those individual subaccounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the mutual funds’ transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of the Modern Woodmen of America Variable Annuity Account at December 31, 2007, and the results of their operations and the changes in their net assets for the periods described above in conformity with U.S. generally accepted accounting principles.

April 22, 2008

Modern Woodmen of America Variable Annuity Account

Statements of Assets and Liabilities

December 31, 2007

	American Century Variable Portfolios, Inc.*			Dreyfus Variable Investment Fund*
	American Century Mid Cap Value Subaccount	Ultra Subaccount	Vista Subaccount	Appreciation Subaccount	Developing Leaders Subaccount	Dreyfus Growth & Income Subaccount	International Equity Subaccount
Assets
Investments in shares of mutual funds, at market	$1,064,150	$1,297,216	$3,905,558	$1,315,068	$2,869,002	$937,978	$5,447,289
Receivable from Modern Woodmen of America	—	—	—	—	—	—	—
Receivable for investments sold	22,167	1,252	2,287	1,426	2,762	456	20,847

Total Assets	1,086,317	1,298,468	3,907,845	1,316,494	2,871,764	938,434	5,468,136

Liabilities
Payable to Modern Woodmen of America	22,167	1,252	2,287	1,426	2,762	456	20,847
Payable for investments purchased	—	—	—	—	—	—	—

Total Liabilities	22,167	1,252	2,287	1,426	2,762	456	20,847

Net assets	$1,064,150	$1,297,216	$3,905,558	$1,315,068	$2,869,002	$937,978	$5,447,289

Net assets
Accumulation units	$1,064,150	$1,297,216	$3,905,558	$1,315,068	$2,869,002	$937,978	$5,447,289
Contracts in annuitization period	—	—	—	—	—	—	—

Total net assets	$1,064,150	$1,297,216	$3,905,558	$1,315,068	$2,869,002	$937,978	$5,447,289

Investments in shares of mutual funds, at cost	$1,166,028	$1,083,286	$3,027,944	$1,132,511	$3,548,520	$832,013	$4,426,583
Shares of mutual funds owned	82,237.26	106,766.73	177,525.36	29,314.93	88,713.73	36,884.69	235,711.36

Accumulation units outstanding	97,169.55	104,090.49	193,121.03	86,729.55	261,067.92	72,250.52	205,833.79
Accumulation unit value	$10.95	$12.46	$20.22	$15.16	$10.99	$12.98	$26.46

Annuitized units outstanding	—	—	—	—	—	—	—
Annuitized unit value	$—	$—	$—	$—	$—	$—	$—

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Modern Woodmen of America Variable Annuity Account

Statements of Assets and Liabilities (continued)

	Dreyfus Socially Responsible Growth Fund, Inc.*	EquiTrust Variable Insurance Series Fund*						Fidelity Variable Insurance Products Funds*
	Socially Responsible Growth Subaccount	Blue Chip Subaccount	High Grade Bond Subaccount	Managed Subaccount	Money Market Subaccount	Strategic Yield Subaccount	Value Growth Subaccount	Contrafund Subaccount
Assets
Investments in shares of mutual funds, at market	$694,046	$3,245,157	$3,334,613	$5,567,758	$2,020,999	$6,019,341	$1,614,796	$14,492,170
Receivable from Modern Woodmen of America	—	—	—	—	—	—	—	29,369
Receivable for investments sold	749	2,339	3,637	5,664	200,442	4,890	1,852	—

Total Assets	694,795	3,247,496	3,338,250	5,573,422	2,221,441	6,024,231	1,616,648	14,521,539

Liabilities
Payable to Modern Woodmen of America	749	2,339	3,637	5,664	200,442	4,890	1,852	—
Payable for investments purchased	—	—	—	—	—	—	—	29,369

Total Liabilities	749	2,339	3,637	5,664	200,442	4,890	1,852	29,369

Net assets	$694,046	$3,245,157	$3,334,613	$5,567,758	$2,020,999	$6,019,341	$1,614,796	$14,492,170

Net assets
Accumulation units	$694,046	$3,245,157	$3,334,613	$5,567,758	$2,020,999	$6,019,341	$1,614,796	$14,492,170
Contracts in annuitization period	—	—	—	—	—	—	—	—

Total net assets	$694,046	$3,245,157	$3,334,613	$5,567,758	$2,020,999	$6,019,341	$1,614,796	$14,492,170

Investments in shares of mutual funds, at cost	$599,123	$2,851,807	$3,325,455	$5,346,779	$2,020,999	$6,140,708	$1,484,847	$15,863,076
Shares of mutual funds owned	22,943.66	76,518.68	329,507.21	346,900.83	2,020,999.35	673,304.41	107,224.14	519,432.61

Accumulation units outstanding	47,042.25	206,432.41	274,956.26	368,316.89	191,181.42	457,845.31	107,349.49	781,875.15
Accumulation unit value	$14.75	$15.72	$12.13	$15.12	$10.57	$13.15	$15.04	$18.54

Annuitized units outstanding	—	—	—	—	—	—	—	—
Annuitized unit value	$—	$—	$—	$—	$—	$—	$—	$—

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Modern Woodmen of America Variable Annuity Account

Statements of Assets and Liabilities (continued)

	Fidelity Variable Insurance Products Funds*
	Freedom 2015 Subaccount	Freedom 2020 Subaccount	Freedom 2025 Subaccount	Freedom 2030 Subaccount	Growth Subaccount	Fidelity Growth & Income Subaccount	High Income Subaccount	Index 500 Subaccount
Assets
Investments in shares of mutual funds, at market	$1,720,955	$1,809,268	$1,289,651	$1,759,562	$2,443,857	$2,855,014	$3,601,090	$10,129,146
Receivable from Modern Woodmen of America	13,785	—	—	—	—	25,185	—	43,173
Receivable for investments sold	—	1,831	605	241	458	—	1,990	—

Total Assets	1,734,740	1,811,099	1,290,256	1,759,803	2,444,315	2,880,199	3,603,080	10,172,319

Liabilities
Payable to Modern Woodmen of America	—	1,831	605	241	458	—	1,990	—
Payable for investments purchased	13,785	—	—	—	—	25,185	—	43,173

Total Liabilities	13,785	1,831	605	241	458	25,185	1,990	43,173

Net assets	$1,720,955	$1,809,268	$1,289,651	$1,759,562	$2,443,857	$2,855,014	$3,601,090	$10,129,146

Net assets
Accumulation units	$1,720,955	$1,809,268	$1,235,534	$1,759,562	$2,443,857	$2,855,014	$3,601,090	$10,129,146
Contracts in annuitization period	—	—	54,117	—	—	—	—	—

Total net assets	$1,720,955	$1,809,268	$1,289,651	$1,759,562	$2,443,857	$2,855,014	$3,601,090	$10,129,146

Investments in shares of mutual funds, at cost	$1,769,892	$1,857,757	$1,299,424	$1,772,433	$1,931,493	$2,552,927	$3,873,103	$9,327,445
Shares of mutual funds owned	140,028.93	143,251.62	101,467.42	135,143.02	54,163.50	167,843.29	612,430.29	61,755.56
Accumulation units outstanding	150,285.54	150,919.47	102,386.93	144,397.84	132,250.34	191,870.89	220,135.05	728,700.18
Accumulation unit value	$11.45	$11.99	$12.07	$12.19	$18.48	$14.88	$16.36	$13.90
Annuitized units outstanding	—	—	4,484.59	—	—	—	—	—
Annuitized unit value	$—	$—	$12.07	$—	$—	$—	$—	$—

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Modern Woodmen of America Variable Annuity Account

Statements of Assets and Liabilities (continued)

	Fidelity Variable Insurance Products Funds*			J.P. Morgan Series Trust II*		Summit Mutual Funds, Inc. — Pinnacle Series*
	Mid-Cap Subaccount	Overseas Subaccount	Fidelity Real Estate Subaccount	Mid-Cap Value Subaccount	Small Company Subaccount	NASDAQ 100 Index Subaccount	Russell 2000 Small Cap Index Subaccount	S&P MidCap 400 Index Subaccount
Assets
Investments in shares of mutual funds, at market	$10,136,289	$6,854,728	$66,270	$5,031,795	$3,913,175	$1,371,830	$3,729,167	$3,449,669
Receivable from Modern Woodmen of America	—	11,693	—	—	—	—	—	—
Receivable for investments sold	2,150	—	42	25,369	11,323	1,560	35,692	3,040

Total Assets	10,138,439	6,866,421	66,312	5,057,164	3,924,498	1,373,390	3,764,859	3,452,709

Liabilities
Payable to Modern Woodmen of America	2,150	—	42	25,369	11,323	1,560	35,692	3,040
Payable for investments purchased	—	11,693	—	—	—	—	—	—

Total Liabilities	2,150	11,693	42	25,369	11,323	1,560	35,692	3,040

Net assets	$10,136,289	$6,854,728	$66,270	$5,031,795	$3,913,175	$1,371,830	$3,729,167	$3,449,669

Net assets
Accumulation units	$10,136,289	$6,854,728	$66,270	$5,031,795	$3,913,175	$1,371,830	$3,729,167	$3,449,669
Contracts in annuitization period	—	—	—	—	—	—	—	—

Total net assets	$10,136,289	$6,854,728	$66,270	$5,031,795	$3,913,175	$1,371,830	$3,729,167	$3,449,669

Investments in shares of mutual funds, at cost	$9,335,879	$5,961,384	$85,113	$4,884,180	$4,122,606	$1,141,592	$3,774,274	$3,201,078
Shares of mutual funds owned	284,487.49	270,723.85	4,608.45	164,062.43	243,659.69	47,899.10	55,659.21	48,799.96
Accumulation units outstanding	486,265.05	289,914.97	8,334.04	276,826.98	213,938.43	89,092.83	232,369.73	206,798.85
Accumulation unit value	$20.85	$23.64	$7.95	$18.18	$18.29	$15.40	$16.05	$16.68
Annuitized units outstanding	—	—	—	—	—	—	—	—
Annuitized unit value	$—	$—	$—	$—	$—	$—	$—	$—

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Modern Woodmen of America Variable Annuity Account

Statements of Assets and Liabilities (continued)

	T. Rowe Price Equity Series, Inc.*				T. Rowe Price International Series, Inc.*
	Equity Income Subaccount	Mid-Cap Growth Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount	International Stock Subaccount
Assets
Investments in shares of mutual funds, at market	$9,630,706	$647,918	$1,615,374	$9,531,306	$1,919,571
Receivable from Modern Woodmen of America	—	—	—	—	—
Receivable for investments sold	7,898	763	556	6,180	12,629

Total Assets	9,638,604	648,681	1,615,930	9,537,486	1,932,200

Liabilities
Payable to Modern Woodmen of America	7,898	763	556	6,180	12,629
Payable for investments purchased	—	—	—	—	—

Total Liabilities	7,898	763	556	6,180	12,629

Net assets	$9,630,706	$647,918	$1,615,374	$9,531,306	$1,919,571

Net assets
Accumulation units	$9,630,706	$647,918	$1,615,374	$9,531,306	$1,919,571
Contracts in annuitization period	—	—	—	—	—

Total net assets	$9,630,706	$647,918	$1,615,374	$9,531,306	$1,919,571

Investments in shares of mutual funds, at cost	$9,740,332	$607,690	$1,587,176	$9,693,294	$1,848,408
Shares of mutual funds owned	406,530.45	25,895.99	73,160.06	509,695.49	108,389.12
Accumulation units outstanding	664,956.29	28,478.10	95,090.89	624,082.15	109,652.17
Accumulation unit value	$14.48	$22.75	$16.99	$15.27	$17.51
Annuitized units outstanding	—	—	—	—	—
Annuitized unit value	$—	$—	$—	$—	$—

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Modern Woodmen of America Variable Annuity Account

Statements of Operations

Year Ended December 31, 2007, Except as Noted

	American Century Variable Portfolios, Inc.*			Dreyfus Variable Investment Fund*
	American Century Mid Cap Value Subaccount	Ultra Subaccount	Vista Subaccount	Appreciation Subaccount	Developing Leaders Subaccount	Disciplined Stock Subaccount (1)	Dreyfus Growth & Income Subaccount	International Equity Subaccount
Income:
Dividends	$7,193	$—	$—	$16,483	$23,003	$—	$6,430	$60,637
Expenses:
Mortality and expense risk	(9,790)	(14,917)	(34,816)	(16,578)	(44,328)	(2,907)	(11,655)	(60,667)

Net investment income (loss)	(2,597)	(14,917)	(34,816)	(95)	(21,325)	(2,907)	(5,225)	(30)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	6,172	16,142	70,119	22,278	(36,802)	58,997	33,160	108,110
Realized gain distributions	2,263	—	—	—	402,184	91,866	35,946	—

Total realized gain (loss) on investments	8,435	16,142	70,119	22,278	365,382	150,863	69,106	108,110

Change in unrealized appreciation/depreciation of investments	(107,084)	189,443	724,482	37,057	(750,784)	(115,364)	(7,227)	532,463

Net increase (decrease) in net assets from operations	$(101,246)	$190,668	$759,785	$59,240	$(406,727)	$32,592	$56,654	$640,543

(1)	Period from January 1, 2007 through April 30, 2007 (date operations ceased).
*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Modern Woodmen of America Variable Annuity Account

Statements of Operations (continued)

	Dreyfus Socially Responsible Growth Fund, Inc.*	EquiTrust Variable Insurance Series Fund*						Fidelity Variable Insurance Products Funds*
	Socially Responsible Growth Subaccount	Blue Chip Subaccount	High Grade Bond Subaccount	Managed Subaccount	Money Market Subaccount	Strategic Yield Subaccount	Value Growth Subaccount	Contrafund Subaccount
Income:
Dividends	$1,561	$48,238	$155,507	$127,545	$120,900	$334,679	$24,121	$125,221
Expenses:
Mortality and expense risk	(8,699)	(41,112)	(41,105)	(71,208)	(36,696)	(75,118)	(21,242)	(153,905)

Net investment income (loss)	(7,138)	7,126	114,402	56,337	84,204	259,561	2,879	(28,684)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	7,892	61,446	(14,002)	40,343	—	(20,139)	30,385	143,240
Realized gain distributions	—	—	1,421	193,033	—	—	46,794	3,324,957

Total realized gain (loss) on investments	7,892	61,446	(12,581)	233,376	—	(20,139)	77,179	3,468,197

Change in unrealized appreciation/depreciation of investments	31,926	58,476	22,291	(84,540)	—	(129,159)	(30,554)	(1,853,346)

Net increase (decrease) in net assets from operations	$32,680	$127,048	$124,112	$205,173	$84,204	$110,263	$49,504	$1,586,167

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Modern Woodmen of America Variable Annuity Account

Statements of Operations (continued)

	Fidelity Variable Insurance Products Funds*
	Freedom 2015 Subaccount	Freedom 2020 Subaccount	Freedom 2025 Subaccount	Freedom 2030 Subaccount	Growth Subaccount	Fidelity Growth & Income Subaccount	High Income Subaccount	Index 500 Subaccount
Income:
Dividends	$41,415	$37,499	$25,635	$36,302	$15,609	$47,148	$295,255	$303,405
Expenses:
Mortality and expense risk	(7,170)	(9,741)	(9,571)	(13,934)	(26,312)	(33,785)	(42,336)	(114,866)

Net investment income (loss)	34,245	27,758	16,064	22,368	(10,703)	13,363	252,919	188,539

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	3,439	7,600	1,870	6,170	76,771	74,958	(8,648)	148,508
Realized gain distributions	36,226	41,069	30,487	55,806	1,955	94,690	—	—

Total realized gain (loss) on investments	39,665	48,669	32,357	61,976	78,726	169,648	(8,648)	148,508

Change in unrealized appreciation/depreciation of investments	(51,190)	(48,047)	(10,829)	(10,618)	335,098	40,268	(223,744)	(116,554)

Net increase (decrease) in net assets from operations	$22,720	$28,380	$37,592	$73,726	$403,121	$223,279	$20,527	$220,493

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Modern Woodmen of America Variable Annuity Account

Statements of Operations (continued)

	Fidelity Variable Insurance Products Funds*			J.P. Morgan Series Trust II*		Summit Mutual Funds, Inc. — Pinnacle Series*
	Mid-Cap Subaccount	Overseas Subaccount	Fidelity Real Estate Subaccount (1)	Mid-Cap Value Subaccount	Small Company Subaccount	NASDAQ 100 Index Subaccount	Russell 2000 Small Cap Index Subaccount	S&P MidCap 400 Index Subaccount
Income:
Dividends	$42,640	$188,171	$1,278	$37,766	$297	$13,052	$17,712	$25,915
Expenses:
Mortality and expense risk	(120,636)	(74,767)	(297)	(64,936)	(51,678)	(15,959)	(47,371)	(43,351)

Net investment income (loss)	(77,996)	113,404	981	(27,170)	(51,381)	(2,907)	(29,659)	(17,436)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	186,571	188,830	(2,115)	186,461	2,339	55,571	66,263	84,212
Realized gain distributions	675,817	291,595	13,202	190,514	159,431	—	207,973	117,214

Total realized gain (loss) on investments	862,388	480,425	11,087	376,975	161,770	55,571	274,236	201,426

Change in unrealized appreciation/depreciation of investments	244,625	132,515	(18,844)	(360,268)	(441,466)	121,505	(410,422)	(45,406)

Net increase (decrease) in net assets from operations	$1,029,017	$726,344	$(6,776)	$(10,463)	$(331,077)	$174,169	$(165,845)	$138,584

(1)	Period from May 1, 2007 (date operations commenced) through December 31, 2007.
*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Modern Woodmen of America Variable Annuity Account

Statements of Operations (continued)

	T. Rowe Price Equity Series, Inc.*				T. Rowe Price International Series, Inc.*
	Equity Income Subaccount	Mid-Cap Growth Subaccount	New America Growth Subaccount	Personal Strategy Balanced Subaccount	International Stock Subaccount
Income:
Dividends	$149,615	$1,357	$—	$181,184	$25,618
Expenses:
Mortality and expense risk	(114,979)	(9,209)	(16,670)	(110,039)	(20,140)

Net investment income (loss)	34,636	(7,852)	(16,670)	71,145	5,478

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	94,916	35,530	43,419	115,838	38,219
Realized gain distributions	549,526	67,177	157,866	849,771	205,860

Total realized gain (loss) on investments	644,442	102,707	201,285	965,609	244,079

Change in unrealized appreciation/depreciation of investments	(644,681)	1,468	(68,756)	(634,675)	(101,654)

Net increase (decrease) in net assets from operations	$34,397	$96,323	$115,859	$402,079	$147,903

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Modern Woodmen of America Variable Annuity Account

Statements of Changes in Net Assets

	American Century Variable Portfolios, Inc.*						Dreyfus Variable Investment Fund*
	American Century Mid Cap Value Subaccount		Ultra Subaccount		Vista Subaccount		Appreciation Subaccount
	Period ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
	2007	2006 (1)	2007	2006	2007	2006	2007	2006
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(2,597)	$164	$(14,917)	$(12,525)	$(34,816)	$(22,752)	$(95)	$(159)
Net realized gain (loss) on investments	8,435	2,498	16,142	6,595	70,119	73,656	22,278	15,756
Change in unrealized appreciation/depreciation of investments	(107,084)	5,206	189,443	(39,513)	724,482	29,149	37,057	107,474

Net increase (decrease) in net assets from operations	(101,246)	7,868	190,668	(45,443)	759,785	80,053	59,240	123,071

Certificate transactions:
Transfers of net premiums	191,554	889	54,762	101,852	240,508	268,224	63,310	68,810
Transfers of surrenders and death benefits	(45,899)	(1,749)	(62,831)	(89,121)	(106,812)	(140,500)	(43,021)	(55,121)
Transfers of administrative and other charges	(155)	—	(971)	(940)	(2,507)	(1,653)	(933)	(788)
Transfers between subaccounts, including Declared Interest Option account	873,506	139,382	210,451	77,257	1,310,742	238,457	214,722	242,279

Net increase (decrease) in net assets from certificate transactions	1,019,006	138,522	201,411	89,048	1,441,931	364,528	234,078	255,180

Total increase (decrease) in net assets	917,760	146,390	392,079	43,605	2,201,716	444,581	293,318	378,251
Net assets at beginning of period	146,390	—	905,137	861,532	1,703,842	1,259,261	1,021,750	643,499

Net assets at end of period	$1,064,150	$146,390	$1,297,216	$905,137	$3,905,558	$1,703,842	$1,315,068	$1,021,750

(1)	Period from May 1, 2006 (date operations commenced) through December 31, 2006.
*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Modern Woodmen of America Variable Annuity Account

Statements of Changes in Net Assets (continued)

	Dreyfus Variable Investment Fund*
	Developing Leaders Subaccount		Disciplined Stock Subaccount		Dreyfus Growth & Income Subaccount		International Equity Subaccount
	Year ended December 31		Period ended December 31		Year ended December 31		Year ended December 31
	2007	2006	2007 (1)	2006	2007	2006	2007	2006
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(21,325)	$(27,541)	$(2,907)	$(3,266)	$(5,225)	$(3,838)	$(30)	$(15,942)
Net realized gain (loss) on investments	365,382	197,176	150,863	5,966	69,106	12,454	108,110	64,733
Change in unrealized appreciation/depreciation of investments	(750,784)	(117,903)	(115,364)	70,668	(7,227)	76,046	532,463	354,488

Net increase (decrease) in net assets from operations	(406,727)	51,732	32,592	73,368	56,654	84,662	640,543	403,279

Certificate transactions:
Transfers of net premiums	295,191	281,521	8,150	31,065	58,637	67,451	464,220	411,346
Transfers of surrenders and death benefits	(285,492)	(105,438)	(16,773)	(29,567)	(84,565)	(42,751)	(204,375)	(140,478)
Transfers of administrative and other charges	(3,495)	(2,961)	(193)	(369)	(853)	(769)	(3,182)	(1,827)
Transfers between subaccounts, including Declared Interest Option account	138,906	877,085	(646,061)	78,316	126,807	107,091	1,514,880	1,032,759

Net increase (decrease) in net assets from certificate transactions	145,110	1,050,207	(654,877)	79,445	100,026	131,022	1,771,543	1,301,800

Total increase (decrease) in net assets	(261,617)	1,101,939	(622,285)	152,813	156,680	215,684	2,412,086	1,705,079
Net assets at beginning of period	3,130,619	2,028,680	622,285	469,472	781,298	565,614	3,035,203	1,330,124

Net assets at end of period	$2,869,002	$3,130,619	$—	$622,285	$937,978	$781,298	$5,447,289	$3,035,203

(1)	Period from January 1, 2007 through April 30, 2007 (date operations ceased).
*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Modern Woodmen of America Variable Annuity Account

Statements of Changes in Net Assets (continued)

	Dreyfus Socially Responsible Growth Fund, Inc.*		EquiTrust Variable Insurance Series Fund*
	Socially Responsible Growth Subaccount		Blue Chip Subaccount		High Grade Bond Subaccount		Managed Subaccount
	Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
	2007	2006	2007	2006	2007	2006	2007	2006
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(7,138)	$(6,288)	$7,126	$6,290	$114,402	$82,128	$56,337	$13,722
Net realized gain (loss) on investments	7,892	10,288	61,446	22,906	(12,581)	(3,074)	233,376	167,477
Change in unrealized appreciation/depreciation of investments	31,926	30,602	58,476	269,327	22,291	2,737	(84,540)	183,347

Net increase (decrease) in net assets from operations	32,680	34,602	127,048	298,523	124,112	81,791	205,173	364,546

Certificate transactions:
Transfers of net premiums	25,344	32,351	212,664	177,117	200,310	290,518	446,779	400,557
Transfers of surrenders and death benefits	(29,293)	(33,940)	(175,855)	(90,754)	(187,138)	(102,753)	(327,986)	(188,089)
Transfers of administrative and other charges	(541)	(471)	(2,614)	(2,183)	(2,749)	(2,542)	(4,409)	(3,702)
Transfers between subaccounts, including Declared Interest Option account	162,130	45,285	664,001	398,298	577,422	572,488	805,077	1,231,078

Net increase (decrease) in net assets from certificate transactions	157,640	43,225	698,196	482,478	587,845	757,711	919,461	1,439,844

Total increase (decrease) in net assets	190,320	77,827	825,244	781,001	711,957	839,502	1,124,634	1,804,390
Net assets at beginning of period	503,726	425,899	2,419,913	1,638,912	2,622,656	1,783,154	4,443,124	2,638,734

Net assets at end of period	$694,046	$503,726	$3,245,157	$2,419,913	$3,334,613	$2,622,656	$5,567,758	$4,443,124

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Modern Woodmen of America Variable Annuity Account

Statements of Changes in Net Assets (continued)

	EquiTrust Variable Insurance Series Fund*						Fidelity Variable Insurance Products Funds*
	Money Market Subaccount		Strategic Yield Subaccount		Value Growth Subaccount		Contrafund Subaccount
	Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
	2007	2006	2007	2006	2007	2006	2007	2006
Increase (decrease) in net assets from operations:
Net investment income (loss)	$84,204	$42,648	$259,561	$188,894	$2,879	$(2,799)	$(28,684)	$(1,738)
Net realized gain (loss) on investments	—	—	(20,139)	(5,012)	77,179	39,867	3,468,197	688,249
Change in unrealized appreciation/depreciation of investments	—	—	(129,159)	47,482	(30,554)	84,676	(1,853,346)	(86,028)

Net increase (decrease) in net assets from operations	84,204	42,648	110,263	231,364	49,504	121,744	1,586,167	600,483

Certificate transactions:
Transfers of net premiums	40,524,090	26,637,634	506,102	553,141	112,878	146,987	1,086,711	716,289
Transfers of surrenders and death benefits	(45,922)	(179,428)	(240,239)	(180,164)	(70,409)	(52,477)	(534,656)	(303,432)
Transfers of administrative and other charges	(367)	(148)	(4,991)	(3,606)	(1,733)	(1,432)	(8,742)	(4,891)
Transfers between subaccounts, including Declared Interest Option account	(40,237,953)	(25,537,926)	890,017	1,126,114	166,265	118,286	4,390,088	2,978,822

Net increase (decrease) in net assets from certificate transactions	239,848	920,132	1,150,889	1,495,485	207,001	211,364	4,933,401	3,386,788

Total increase (decrease) in net assets	324,052	962,780	1,261,152	1,726,849	256,505	333,108	6,519,568	3,987,271
Net assets at beginning of period	1,696,947	734,167	4,758,189	3,031,340	1,358,291	1,025,183	7,972,602	3,985,331

Net assets at end of period	$2,020,999	$1,696,947	$6,019,341	$4,758,189	$1,614,796	$1,358,291	$14,492,170	$7,972,602

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Modern Woodmen of America Variable Annuity Account

Statements of Changes in Net Assets (continued)

	Fidelity Variable Insurance Products Funds*
	Freedom 2015 Subaccount		Freedom 2020 Subaccount		Freedom 2025 Subaccount		Freedom 2030 Subaccount
	Period ended December 31		Period ended December 31		Period ended December 31		Period ended December 31
	2007	2006 (1)	2007	2006 (1)	2007	2006 (1)	2007	2006 (1)
Increase (decrease) in net assets from operations:
Net investment income (loss)	$34,245	$1,437	$27,758	$1,966	$16,064	$2,035	$22,368	$3,190
Net realized gain (loss) on investments	39,665	1,250	48,669	1,373	32,357	2,049	61,976	2,457
Change in unrealized appreciation/depreciation of investments	(51,190)	2,254	(48,047)	(441)	(10,829)	1,055	(10,618)	(2,253)

Net increase (decrease) in net assets from operations	22,720	4,941	28,380	2,898	37,592	5,139	73,726	3,394

Certificate transactions:
Transfers of net premiums	100,648	4,996	244,211	61,023	228,853	17,435	313,504	43,133
Transfers of surrenders and death benefits	(1,500)	—	(27,722)	—	(1,615)	—	(69,928)	—
Transfers of administrative and other charges	(125)	—	(528)	—	(474)	—	(832)	(7)
Transfers between subaccounts, including Declared Interest Option account	1,432,920	156,355	1,412,818	88,188	876,089	126,632	1,204,628	191,944

Net increase (decrease) in net assets from certificate transactions	1,531,943	161,351	1,628,779	149,211	1,102,853	144,067	1,447,372	235,070

Total increase (decrease) in net assets	1,554,663	166,292	1,657,159	152,109	1,140,445	149,206	1,521,098	238,464
Net assets at beginning of period	166,292	—	152,109	—	149,206	—	238,464	—

Net assets at end of period	$1,720,955	$166,292	$1,809,268	$152,109	$1,289,651	$149,206	$1,759,562	$238,464

(1)	Period from May 1, 2006 (date operations commenced) through December 31, 2006.
*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Modern Woodmen of America Variable Annuity Account

Statements of Changes in Net Assets (continued)

	Fidelity Variable Insurance Products Funds*
	Growth Subaccount		Fidelity Growth & Income Subaccount		High Income Subaccount		Index 500 Subaccount
	Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
	2007	2006	2007	2006	2007	2006	2007	2006
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(10,703)	$(16,119)	$13,363	$(13,073)	$252,919	$155,829	$188,539	$2,326
Net realized gain (loss) on investments	78,726	30,367	169,648	51,786	(8,648)	(2,442)	148,508	69,991
Change in unrealized appreciation/depreciation of investments	335,098	67,027	40,268	165,381	(223,744)	37,046	(116,554)	608,025

Net increase (decrease) in net assets from operations	403,121	81,275	223,279	204,094	20,527	190,433	220,493	680,342

Certificate transactions:
Transfers of net premiums	134,752	114,870	151,983	136,751	331,712	223,647	485,074	450,492
Transfers of surrenders and death benefits	(209,813)	(107,548)	(126,540)	(93,927)	(297,247)	(98,884)	(414,288)	(395,834)
Transfers of administrative and other charges	(1,809)	(1,593)	(1,843)	(1,217)	(2,674)	(2,215)	(6,530)	(5,256)
Transfers between subaccounts, including Declared Interest Option account	446,948	152,447	390,185	842,128	1,032,926	698,416	3,859,761	1,422,760

Net increase (decrease) in net assets from certificate transactions	370,078	158,176	413,785	883,735	1,064,717	820,964	3,924,017	1,472,162

Total increase (decrease) in net assets	773,199	239,451	637,064	1,087,829	1,085,244	1,011,397	4,144,510	2,152,504
Net assets at beginning of period	1,670,658	1,431,207	2,217,950	1,130,121	2,515,846	1,504,449	5,984,636	3,832,132

Net assets at end of period	$2,443,857	$1,670,658	$2,855,014	$2,217,950	$3,601,090	$2,515,846	$10,129,146	$5,984,636

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Modern Woodmen of America Variable Annuity Account

Statements of Changes in Net Assets (continued)

	Fidelity Variable Insurance Products Funds*						J.P. Morgan Series Trust II*
	Mid-Cap Subaccount		Overseas Subaccount		Fidelity Real Estate Subaccount		Mid-Cap Value Subaccount
	Year ended December 31		Year ended December 31		Period ended December 31		Year ended December 31
	2007	2006	2007	2006	2007 (1)	2006	2007	2006
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(77,996)	$(68,615)	$113,404	$(22,606)	$981	$—	$(27,170)	$(24,733)
Net realized gain (loss) on investments	862,388	584,344	480,425	51,178	11,087	—	376,975	173,040
Change in unrealized appreciation/depreciation of investments	244,625	(22,645)	132,515	430,949	(18,844)	—	(360,268)	281,541

Net increase (decrease) in net assets from operations	1,029,017	493,084	726,344	459,521	(6,776)	—	(10,463)	429,848

Certificate transactions:
Transfers of net premiums	808,685	771,442	632,239	421,536	3,265	—	393,235	358,043
Transfers of surrenders and death benefits	(453,734)	(298,431)	(312,338)	(72,233)	(5,495)	—	(388,996)	(130,838)
Transfers of administrative and other charges	(8,270)	(5,036)	(4,397)	(2,653)	(15)	—	(3,798)	(3,350)
Transfers between subaccounts, including Declared Interest Option account	1,895,012	2,269,347	1,826,622	1,399,349	75,291	—	1,496,497	396,554

Net increase (decrease) in net assets from certificate transactions	2,241,693	2,737,322	2,142,126	1,745,999	73,046	—	1,496,938	620,409

Total increase (decrease) in net assets	3,270,710	3,230,406	2,868,470	2,205,520	66,270	—	1,486,475	1,050,257
Net assets at beginning of period	6,865,579	3,635,173	3,986,258	1,780,738	—	—	3,545,320	2,495,063

Net assets at end of period	$10,136,289	$6,865,579	$6,854,728	$3,986,258	$66,270	$—	$5,031,795	$3,545,320

(1)	Period from May 1, 2007 (date operations commenced) through December 31, 2007.
*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Modern Woodmen of America Variable Annuity Account

Statements of Changes in Net Assets (continued)

	J.P. Morgan Series Trust II*		Summit Mutual Funds, Inc. — Pinnacle Series*
	Small Company Subaccount		NASDAQ 100 Index Subaccount		Russell 2000 Small Cap Index Subaccount		S&P MidCap 400 Index Subaccount
	Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
	2007	2006	2007	2006	2007	2006	2007	2006
Increase (decrease) in net assets from operations:
Net investment income (loss)	$(51,381)	$(32,498)	$(2,907)	$(11,208)	$(29,659)	$(16,440)	$(17,436)	$(13,923)
Net realized gain (loss) on investments	161,770	83,907	55,571	26,108	274,236	84,012	201,426	133,690
Change in unrealized appreciation/depreciation of investments	(441,466)	216,116	121,505	28,759	(410,422)	219,775	(45,406)	43,508

Net increase (decrease) in net assets from operations	(331,077)	267,525	174,169	43,659	(165,845)	287,347	138,584	163,275

Certificate transactions:
Transfers of net premiums	444,796	333,246	119,637	102,918	344,479	199,524	188,603	202,451
Transfers of surrenders and death benefits	(186,873)	(138,545)	(152,683)	(58,741)	(167,820)	(89,119)	(231,747)	(137,725)
Transfers of administrative and other charges	(3,661)	(2,744)	(1,441)	(1,414)	(2,665)	(2,244)	(2,782)	(2,398)
Transfers between subaccounts, including Declared Interest Option account	1,090,181	725,032	223,181	60,691	1,253,955	469,736	815,400	390,919

Net increase (decrease) in net assets from certificate transactions	1,344,443	916,989	188,694	103,454	1,427,949	577,897	769,474	453,247

Total increase (decrease) in net assets	1,013,366	1,184,514	362,863	147,113	1,262,104	865,244	908,058	616,522
Net assets at beginning of period	2,899,809	1,715,295	1,008,967	861,854	2,467,063	1,601,819	2,541,611	1,925,089

Net assets at end of period	$3,913,175	$2,899,809	$1,371,830	$1,008,967	$3,729,167	$2,467,063	$3,449,669	$2,541,611

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Modern Woodmen of America Variable Annuity Account

Statements of Changes in Net Assets (continued)

	T. Rowe Price Equity Series, Inc.*
	Equity Income Subaccount		Mid-Cap Growth Subaccount		New America Growth Subaccount		Personal Strategy Balanced Subaccount
	Year ended December 31		Year ended December 31		Year ended December 31		Year ended December 31
	2007	2006	2007	2006	2007	2006	2007	2006
Increase (decrease) in net assets from operations:
Net investment income (loss)	$34,636	$13,875	$(7,852)	$(9,847)	$(16,670)	$(10,392)	$71,145	$39,727
Net realized gain (loss) on investments	644,442	240,032	102,707	121,396	201,285	24,597	965,609	216,184
Change in unrealized appreciation/depreciation of investments	(644,681)	534,500	1,468	(76,855)	(68,756)	32,755	(634,675)	255,866

Net increase (decrease) in net assets from operations	34,397	788,407	96,323	34,694	115,859	46,960	402,079	511,777

Certificate transactions:
Transfers of net premiums	959,531	530,736	24,457	40,470	155,024	68,829	912,578	628,573
Transfers of surrenders and death benefits	(346,564)	(325,190)	(57,913)	(86,152)	(88,728)	(39,752)	(367,601)	(189,425)
Transfers of administrative and other charges	(5,430)	(3,589)	(683)	(856)	(1,273)	(1,196)	(6,324)	(4,266)
Transfers between subaccounts, including Declared Interest Option account	2,924,956	1,640,602	(74,615)	(50,351)	510,974	118,547	2,458,008	1,560,956

Net increase (decrease) in net assets from certificate transactions	3,532,493	1,842,559	(108,754)	(96,889)	575,997	146,428	2,996,661	1,995,838

Total increase (decrease) in net assets	3,566,890	2,630,966	(12,431)	(62,195)	691,856	193,388	3,398,740	2,507,615
Net assets at beginning of period	6,063,816	3,432,850	660,349	722,544	923,518	730,130	6,132,566	3,624,951

Net assets at end of period	$9,630,706	$6,063,816	$647,918	$660,349	$1,615,374	$923,518	$9,531,306	$6,132,566

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Modern Woodmen of America Variable Annuity Account

Statements of Changes in Net Assets (continued)

	T. Rowe Price International Series, Inc.*
	International Stock Subaccount
	Year ended December 31
	2007	2006
Increase (decrease) in net assets from operations:
Net investment income (loss)	$5,478	$613
Net realized gain (loss) on investments	244,079	34,982
Change in unrealized appreciation/depreciation of investments	(101,654)	95,332

Net increase (decrease) in net assets from operations	147,903	130,927

Certificate transactions:
Transfers of net premiums	119,266	88,360
Transfers of surrenders and death benefits	(75,250)	(37,188)
Transfers of administrative and other charges	(1,239)	(844)
Transfers between subaccounts, including Declared Interest Option account	701,579	325,963

Net increase (decrease) in net assets from certificate transactions	744,356	376,291

Total increase (decrease) in net assets	892,259	507,218
Net assets at beginning of period	1,027,312	520,094

Net assets at end of period	$1,919,571	$1,027,312

*	Fund family name provided for clarity. Please see Note #1.

See accompanying notes.

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements

December 31, 2007

1. Organization and Significant Accounting Policies

Organization

Modern Woodmen of America Variable Annuity Account (the Account), a unit investment trust registered under the Investment Company Act of 1940, as amended, was established by Modern Woodmen of America (the Society) and exists in accordance with the rules and regulations of the Illinois Department of Financial and Professional Regulation — Division of Insurance. The Account is a funding vehicle for individual variable annuity certificates issued by the Society.

At the direction of eligible certificate owners, the Account invests in thirty-six investment subaccounts which, in turn, own shares of the following open-end registered investment companies (the Funds):

Subaccount	Invests Exclusively in Shares of
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value	VP Mid Cap Value Fund
Ultra	VP Ultra® Fund
Vista	VP VistaSM Fund

Dreyfus Variable Investment Fund:
Appreciation	VIF Appreciation Portfolio
Developing Leaders	VIF Developing Leaders Portfolio
Disciplined Stock (1)	VIF Disciplined Stock Portfolio
Dreyfus Growth & Income	VIF Growth and Income Portfolio
International Equity	VIF International Equity Portfolio

Socially Responsible Growth	Dreyfus Socially Responsible Growth Fund, Inc.

EquiTrust Variable Insurance Series Fund:
Blue Chip	Blue Chip Portfolio
High Grade Bond	High Grade Bond Portfolio
Managed	Managed Portfolio
Money Market	Money Market Portfolio
Strategic Yield	Strategic Yield Portfolio
Value Growth	Value Growth Portfolio

Fidelity Variable Insurance Products Funds:
Contrafund	VIP Contrafund® Portfolio — Initial Class
Freedom 2015	VIP Freedom 2015 Portfolio — Initial Class
Freedom 2020	VIP Freedom 2020 Portfolio — Initial Class
Freedom 2025	VIP Freedom 2025 Portfolio — Initial Class
Freedom 2030	VIP Freedom 2030 Portfolio — Initial Class
Growth	VIP Growth Portfolio — Initial Class
Fidelity Growth & Income	VIP Growth & Income Portfolio — Initial Class
High Income	VIP High Income Portfolio — Service Class 2
Index 500	VIP Index 500 Portfolio — Initial Class
Mid-Cap	VIP Mid Cap Portfolio — Service Class 2
Overseas	VIP Overseas Portfolio — Initial Class
Fidelity Real Estate (2)	VIP Real Estate Portfolio — Initial Class

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Subaccount	Invests Exclusively in Shares of
J.P. Morgan Series Trust II:
Mid-Cap Value	J.P. Morgan Mid Cap Value Portfolio
Small Company	J.P. Morgan Small Company Portfolio

Summit Mutual Funds, Inc. — Pinnacle Series:
NASDAQ 100 Index	NASDAQ-100 Index Portfolio
Russell 2000 Small Cap Index	Russell 2000 Small Cap Index Portfolio
S&P MidCap 400 Index	S&P MidCap 400 Index Portfolio

T. Rowe Price Equity Series, Inc.:
Equity Income	Equity Income Portfolio
Mid-Cap Growth	Mid-Cap Growth Portfolio
New America Growth	New America Growth Portfolio
Personal Strategy Balanced	Personal Strategy Balanced Portfolio

T. Rowe Price International Series, Inc.:
International Stock	International Stock Portfolio

(1)	The Board of Trustees of Dreyfus Variable Investment Fund voted to close the Dreyfus Variable Investment Fund Disciplined Stock Portfolio and to liquidate the discontinued fund on April 30, 2007. As a result of this announcement, the Disciplined Stock Subaccount, which invests in the Dreyfus Variable Investment Fund Disciplined Stock Portfolio, stopped being available for investment and was liquidated on April 30, 2007.
(2)	Commenced operations on May 1, 2007.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Society’s other assets and liabilities. The portion of the Account’s assets applicable to the variable annuity certificates is not chargeable with liabilities arising out of any other business the Society may conduct.

Eligible certificate owners may also allocate funds to the Declared Interest Option (DIO) account. The DIO is funded by the general account of the Society and pays interest at declared rates guaranteed for each certificate year.

Administrative Services Agreement

The certificates are administered by EquiTrust Life Insurance Company (EquiTrust Life), pursuant to an administrative services agreement between the Society and EquiTrust Life. EquiTrust Life also maintains records of transactions relating to the certificates and provides other services.

Investments

Investments in shares of the Funds are stated at market value, which is the closing net asset value per share as determined by the Funds. The first-in, first-out cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation on investments. Investment transactions are accounted for on the trade date.

Dividends and realized capital gain distributions are taken into income on an accrual basis as of the ex-dividend date and are automatically reinvested in shares of the Funds on the payable date.

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Certificates in Annuitization Period

Net assets allocated to certificates in the annuitization period are computed according to the Annuity 2000 Mortality Table, with an assumed investment return determined at the time of annuitization. The mortality risk is fully borne by the Society and may result in additional amounts being transferred into the Account by the Society to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Society.

Use of Estimates in the Preparation of Financial Statements

The preparation of the Account’s financial statements and accompanying notes in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the financial statements and accompanying notes.

Amounts Due To/Due From Modern Woodmen of America

The amounts due to or from Modern Woodmen of America represent premiums received from certificate holders that have not been remitted to the Account, net of amounts due for surrenders and death benefits, as well as other policy and administrative charges.

New Accounting Pronouncement

In September 2006, the FASB issued Statement on Financial Accounting Standards No. 157 “Fair Value Measurements” (SFAS 157). This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those financial statements. As of December 31, 2007, the Account does not believe the adoption of SFAS 157 will impact the financial statement amounts; however, additional disclosures will be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.

2. Expense Charges

The Account reimburses the Society for certain mortality and other risks assumed by the Society. The Society deducts a daily mortality and expense risk charge from the Account at an effective annual rate of 1.40% of the average daily net asset value of the Account. These charges are assessed in return for the Society’s assumption of risks associated with adverse mortality experience or excess administrative expenses in connection with certificates issued.

The Account also pays the Society certain amounts relating to the distribution and administration of the certificates funded by the Account. The following summarizes those amounts:

Administrative Charge: Prior to the annuity payment period, the Society will deduct an annual administrative charge of $30 to reimburse it for administrative expenses related to the certificate. A portion of this charge may be deducted from funds held in the fixed interest subaccount.

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

2. Expense Charges (continued)

Surrender Charge: A surrender charge is imposed in the event of a full or partial surrender during the first eight certificate years. The amount charged is 8% of the amount surrendered during the first certificate year and declines by 1% in each of the next seven certificate years. In each certificate year, no surrender charge is deducted on annual withdrawals up to 10% of the accumulated value as of the most recent prior certificate anniversary. After eight full certificate years, no surrender charge is deducted.

Transfer Charge: A transfer charge of $25 may be imposed for the thirteenth and each subsequent transfer between subaccounts in any one certificate year.

3. Federal Income Taxes

The Society is a tax-exempt fraternal benefit society under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Society does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the certificates. Based on this, no charge is being made currently to the Account for federal income taxes. The Society will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the certificates.

4. Purchases and Sales of Investment Securities

The aggregate cost of investment securities purchased and proceeds from investment securities sold by subaccount were as follows during the period ended December 31, 2007:

Subaccount	Cost of Purchases	Proceeds from Sales
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value	$1,108,528	$89,856
Ultra	345,618	159,123
Vista	1,610,497	203,382

Dreyfus Variable Investment Fund:
Appreciation	365,047	131,063
Developing Leaders	1,232,640	706,671
Disciplined Stock	145,504	711,423
Dreyfus Growth & Income	278,948	148,199
International Equity	2,113,744	342,230

Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth	199,128	48,625

EquiTrust Variable Insurance Series Fund:
Blue Chip	1,024,944	319,622
High Grade Bond	1,362,611	658,943
Managed	1,697,915	529,083
Money Market	23,636,081	23,312,029
Strategic Yield	2,131,469	721,018
Value Growth	419,249	162,575

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

4. Purchases and Sales of Investment Securities (continued)

Subaccount	Cost of Purchases	Proceeds from Sales
Fidelity Variable Insurance Products Funds:
Contrafund	$8,726,872	$497,198
Freedom 2015	1,643,059	40,644
Freedom 2020	1,789,441	91,834
Freedom 2025	1,163,963	14,560
Freedom 2030	1,605,145	79,599
Growth	722,478	361,147
Fidelity Growth & Income	980,877	459,040
High Income	1,853,791	536,154
Index 500	4,724,643	612,087
Mid-Cap	3,551,451	711,936
Overseas	3,069,756	522,632
Fidelity Real Estate	105,123	17,895

J.P. Morgan Series Trust II:
Mid-Cap Value	2,468,999	808,718
Small Company	1,795,576	343,085

Summit Mutual Funds, Inc. — Pinnacle Series:
NASDAQ 100 Index	385,208	199,420
Russell 2000 Small Cap Index	1,905,377	299,113
S&P MidCap 400 Index	1,212,487	343,236

T. Rowe Price Equity Series, Inc.:
Equity Income	4,746,027	629,372
Mid-Cap Growth	114,394	163,823
New America Growth	918,041	200,847
Personal Strategy Balanced	4,503,342	585,765

T. Rowe Price International Series, Inc.:
International Stock	1,059,982	104,287

5. Summary of Changes from Unit Transactions

Transactions in units of each subaccount were as follows for the periods ended December 31, 2007 and 2006:

	Period Ended December 31
	2007			2006
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value	91,297	7,004	84,293	13,005	128	12,877
Ultra	30,607	13,200	17,407	21,219	13,240	7,979
Vista	86,645	9,677	76,968	50,751	26,899	23,852

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

5. Summary of Changes from Unit Transactions (continued)

	Period Ended December 31
	2007			2006
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
Dreyfus Variable Investment Fund:
Appreciation	23,583	8,045	15,538	28,466	8,784	19,682
Developing Leaders	65,780	54,542	11,238	103,302	19,171	84,131
Disciplined Stock	3,535	44,430	(40,895)	9,039	3,384	5,655
Dreyfus Growth &
Income	18,504	10,614	7,890	19,670	7,936	11,734
International Equity	85,089	11,729	73,360	74,425	12,562	61,863

Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth	13,622	2,773	10,849	9,294	5,986	3,308

EquiTrust Variable Insurance Series Fund:
Blue Chip	63,083	18,301	44,782	50,295	15,442	34,853
High Grade Bond	101,950	51,949	50,001	84,083	17,185	66,898
Managed	92,149	30,691	61,458	125,291	19,733	105,558
Money Market	2,259,265	2,233,850	25,415	1,676,102	1,584,202	91,900
Strategic Yield	137,630	49,396	88,234	164,362	42,761	121,601
Value Growth	23,112	9,498	13,614	32,783	17,250	15,533

Fidelity Variable Insurance Products Funds:
Contrafund	303,020	19,979	283,041	239,474	15,406	224,068
Freedom 2015	137,630	3,001	134,629	15,657	—	15,657
Freedom 2020	144,047	6,921	137,126	13,793	—	13,793
Freedom 2025	93,819	421	93,398	13,474	—	13,474
Freedom 2030	128,405	5,500	122,905	21,493	—	21,493
Growth	40,603	21,563	19,040	32,204	21,201	11,003
Fidelity Growth & Income	57,793	30,742	27,051	83,118	12,045	71,073
High Income	94,694	30,074	64,620	66,023	12,341	53,682
Index 500	316,808	35,777	281,031	153,024	32,560	120,464
Mid-Cap	141,292	29,669	111,623	171,969	17,257	154,712
Overseas	115,404	20,560	94,844	99,939	6,365	93,574
Fidelity Real Estate	10,401	2,067	8,334	—	—	—

J.P. Morgan Series Trust II:
Mid-Cap Value	119,888	40,121	79,767	63,193	25,957	37,236
Small Company	81,400	14,929	66,471	66,964	18,449	48,515

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

5. Summary of Changes from Unit Transactions (continued)

	Period Ended December 31
	2007			2006
Subaccount	Purchased	Redeemed	Net Increase (Decrease)	Purchased	Redeemed	Net Increase (Decrease)
Summit Mutual Funds, Inc. — Pinnacle Series:
NASDAQ 100 Index	24,865	12,352	12,513	23,560	15,798	7,762
Russell 2000 Small Cap
Index	99,242	15,127	84,115	45,058	8,464	36,594
S&P MidCap 400 Index	63,170	17,719	45,451	48,001	18,909	29,092

T. Rowe Price Equity Series, Inc.:
Equity Income	273,690	35,083	238,607	190,226	47,105	143,121
Mid-Cap Growth	2,120	7,281	(5,161)	3,880	8,954	(5,074)
New America Growth	45,580	11,489	34,091	16,185	6,238	9,947
Personal Strategy Balanced	229,733	31,781	197,952	166,602	18,356	148,246

T. Rowe Price International Series, Inc.:
International Stock	49,275	5,045	44,230	35,297	8,784	26,513

6. Unit Values

The following summarizes units outstanding, unit values, and net assets at December 31, 2007, 2006, 2005, 2004 and 2003 and investment income ratios, expense ratios, and total return ratios for the periods then ended:

	As of December 31			Investment Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Subaccount	Units	Unit Value (4)	Net Assets
American Century Variable Portfolios, Inc.:
American Century Mid Cap Value:
2007	97,170	$10.95	$1,064,150	1.02%	1.40%	(3.69)%
2006 (5)	12,877	11.37	146,390	1.29	1.40	13.70
Ultra:
2007	104,090	12.46	1,297,216	—	1.40	19.35
2006	86,683	10.44	905,137	—	1.40	(4.66)
2005	78,704	10.95	861,532	—	1.40	0.83
2004	52,376	10.86	569,021	—	1.40	9.15
2003	12,609	9.95	125,498	—	1.40	23.14
Vista:
2007	193,121	20.22	3,905,558	—	1.40	37.83
2006	116,153	14.67	1,703,842	—	1.40	7.55
2005	92,301	13.64	1,259,261	—	1.40	6.65
2004	50,543	12.79	646,548	—	1.40	13.99
2003	8,302	11.22	93,133	—	1.40	40.25

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Subaccount	Units	Unit Value (4)	Net Assets
Dreyfus Variable Investment Fund:
Appreciation:
2007	86,730	$15.16	$1,315,068	1.39%	1.40%	5.64%
2006	71,192	14.35	1,021,750	1.36	1.40	14.89
2005	51,510	12.49	643,499	0.02	1.40	2.88
2004	36,839	12.14	447,079	2.28	1.40	3.58
2003	12,817	11.72	150,156	3.29	1.40	19.59
Developing Leaders:
2007	261,068	10.99	2,869,002	0.73	1.40	(12.29)
2006	249,830	12.53	3,130,619	0.34	1.40	2.37
2005	165,699	12.24	2,028,680	—	1.40	4.35
2004	91,971	11.73	1,079,084	0.33	1.40	9.83
2003	16,260	10.68	173,728	0.05	1.40	29.77
Disciplined Stock:
2007 (6)	—	—	—	—	1.40	5.52
2006	40,895	15.22	622,285	0.78	1.40	14.26
2005	35,240	13.32	469,472	—	1.40	4.80
2004	27,670	12.71	351,748	1.81	1.40	6.36
2003	6,983	11.95	83,445	2.60	1.40	21.81
Dreyfus Growth & Income:
2007	72,251	12.98	937,978	0.77	1.40	6.92
2006	64,361	12.14	781,298	0.81	1.40	12.93
2005	52,627	10.75	565,614	1.36	1.40	1.99
2004	43,960	10.54	463,526	1.62	1.40	5.93
2003	10,364	9.95	103,109	1.39	1.40	24.84
International Equity:
2007	205,834	26.46	5,447,289	1.39	1.40	15.50
2006	132,474	22.91	3,035,203	0.63	1.40	21.60
2005	70,611	18.84	1,330,124	0.25	1.40	13.22
2004	17,299	16.64	287,927	6.08	1.40	22.80
2003	2,360	13.55	31,973	7.60	1.40	41.00

Dreyfus Socially Responsible Growth Fund, Inc.:
Socially Responsible Growth:
2007	47,042	14.75	694,046	0.25	1.40	5.96
2006	36,193	13.92	503,726	—	1.40	7.49
2005	32,885	12.95	425,899	—	1.40	1.89
2004	31,217	12.71	396,640	0.22	1.40	4.52
2003	7,344	12.16	89,319	—	1.40	23.96

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Subaccount	Units	Unit Value (4)	Net Assets
EquiTrust Variable Insurance Series Fund:
Blue Chip:
2007	206,432	$15.72	$3,245,157	1.64%	1.40%	5.01%
2006	161,650	14.97	2,419,913	1.70	1.40	15.78
2005	126,797	12.93	1,638,912	1.52	1.40	0.94
2004	81,481	12.81	1,044,017	0.81	1.40	4.57
2003	28,228	12.25	345,760	0.52	1.40	23.99
High Grade Bond:
2007	274,956	12.13	3,334,613	5.28	1.40	4.03
2006	224,955	11.66	2,622,656	5.07	1.40	3.37
2005	158,057	11.28	1,783,154	4.63	1.40	1.26
2004	88,380	11.14	984,854	4.35	1.40	2.86
2003	18,648	10.83	202,029	4.51	1.40	3.93
Managed:
2007	368,317	15.12	5,567,758	2.50	1.40	4.42
2006	306,859	14.48	4,443,124	1.76	1.40	10.45
2005	201,301	13.11	2,638,734	1.26	1.40	3.15
2004	109,769	12.71	1,395,709	1.01	1.40	7.08
2003	25,188	11.87	299,080	1.04	1.40	21.00
Money Market:
2007	191,181	10.57	2,020,999	4.60	1.40	3.22
2006	165,766	10.24	1,696,947	4.36	1.40	3.02
2005	73,866	9.94	734,167	2.47	1.40	1.12
2004	169,013	9.83	1,661,701	0.72	1.40	(0.71)
2003	44,357	9.90	438,971	0.51	1.40	(0.80)
Strategic Yield:
2007	457,845	13.15	6,019,341	6.22	1.40	2.18
2006	369,611	12.87	4,758,189	6.03	1.40	5.32
2005	248,010	12.22	3,031,340	5.69	1.40	1.83
2004	106,708	12.00	1,280,617	5.90	1.40	7.43
2003	16,870	11.17	188,432	6.87	1.40	10.38
Value Growth:
2007	107,349	15.04	1,614,796	1.59	1.40	3.80
2006	93,735	14.49	1,358,291	1.16	1.40	10.53
2005	78,202	13.11	1,025,183	0.87	1.40	4.96
2004	47,122	12.49	588,597	0.26	1.40	9.95
2003	7,546	11.36	85,686	0.08	1.40	28.94

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Subaccount	Units	Unit Value (4)	Net Assets
Fidelity Variable Insurance Products Funds:
Contrafund:
2007	781,875	$18.54	$14,492,170	1.13%	1.40%	16.02%
2006	498,834	15.98	7,972,602	1.35	1.40	10.21
2005	274,766	14.50	3,985,331	0.21	1.40	15.26
2004	126,141	12.58	1,586,303	0.15	1.40	13.95
2003	26,816	11.04	296,108	0.16	1.40	26.75
Freedom 2015:
2007	150,286	11.45	1,720,955	7.98	1.40	7.82
2006 (5)	15,657	10.62	166,292	3.76	1.40	6.20
Freedom 2020:
2007	150,919	11.99	1,809,268	5.32	1.40	8.70
2006 (5)	13,793	11.03	152,109	6.93	1.40	10.30
Freedom 2025:
2007	106,872	12.07	1,289,651	3.71	1.40	9.03
2006 (5)	13,474	11.07	149,206	5.53	1.40	10.70
Freedom 2030:
2007	144,398	12.19	1,759,562	3.61	1.40	9.92
2006 (5)	21,493	11.09	238,464	9.53	1.40	10.90
Growth:
2007	132,250	18.48	2,443,857	0.83	1.40	25.20
2006	113,210	14.76	1,670,658	0.36	1.40	5.43
2005	102,207	14.00	1,431,207	0.42	1.40	4.32
2004	70,114	13.42	940,933	0.10	1.40	1.98
2003	14,300	13.16	188,241	0.06	1.40	30.95
Fidelity Growth & Income:
2007	191,871	14.88	2,855,014	1.95	1.40	10.55
2006	164,820	13.46	2,217,950	0.62	1.40	11.70
2005	93,747	12.05	1,130,121	1.10	1.40	6.07
2004	48,551	11.36	551,337	0.48	1.40	4.41
2003	14,873	10.88	161,876	0.45	1.40	21.97
High Income:
2007	220,135	16.36	3,601,090	9.73	1.40	1.11
2006	155,515	16.18	2,515,846	9.04	1.40	9.55
2005	101,833	14.77	1,504,449	14.91	1.40	0.89
2004	66,305	14.64	970,784	3.40	1.40	7.89
2003	14,112	13.57	191,529	2.76	1.40	24.95
Index 500:
2007	728,700	13.90	10,129,146	3.68	1.40	3.96
2006	447,669	13.37	5,984,636	1.43	1.40	14.18
2005	327,205	11.71	3,832,132	1.32	1.40	3.35
2004	190,045	11.33	2,152,942	0.61	1.40	9.15
2003	46,053	10.38	478,248	0.40	1.40	26.59

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Subaccount	Units	Unit Value (4)	Net Assets
Fidelity Variable Insurance Products Funds (continued):
Mid-Cap:
2007	486,265	$20.85	$10,136,289	0.49%	1.40%	13.75%
2006	374,642	18.33	6,865,579	0.13	1.40	10.89
2005	219,930	16.53	3,635,173	—	1.40	16.41
2004	90,947	14.20	1,291,402	—	1.40	22.94
2003	10,432	11.55	120,479	0.10	1.40	36.36
Overseas:
2007	289,915	23.64	6,854,728	3.51	1.40	15.71
2006	195,071	20.43	3,986,258	0.60	1.40	16.48
2005	101,497	17.54	1,780,738	0.52	1.40	17.40
2004	61,324	14.94	916,334	0.45	1.40	12.08
2003	11,495	13.33	153,269	0.36	1.40	41.36
Fidelity Real Estate:
2007 (7)	8,334	7.95	66,270	4.00	1.40	(20.50)

J.P. Morgan Series Trust II:
Mid-Cap Value:
2007	276,827	18.18	5,031,795	0.81	1.40	1.06
2006	197,060	17.99	3,545,320	0.56	1.40	15.25
2005	159,824	15.61	2,495,063	0.15	1.40	7.73
2004	72,850	14.49	1,055,826	0.24	1.40	19.36
2003	17,536	12.14	212,860	0.24	1.40	27.92
Small Company:
2007	213,938	18.29	3,913,175	0.01	1.40	(6.97)
2006	147,467	19.66	2,899,809	—	1.40	13.44
2005	98,952	17.33	1,715,295	—	1.40	1.94
2004	34,484	17.00	586,071	—	1.40	25.46
2003	5,893	13.55	79,856	—	1.40	34.16

Summit Mutual Funds, Inc. — Pinnacle Series:
NASDAQ 100 Index:
2007	89,093	15.40	1,371,830	1.14	1.40	16.84
2006	76,580	13.18	1,008,967	0.13	1.40	5.27
2005	68,818	12.52	861,854	0.54	1.40	(0.16)
2004	55,979	12.54	701,755	—	1.40	8.57
2003	15,177	11.55	175,244	—	1.40	46.57
Russell 2000 Small Cap Index:
2007	232,370	16.05	3,729,167	0.52	1.40	(3.55)
2006	148,255	16.64	2,467,063	0.56	1.40	15.96
2005	111,661	14.35	1,601,819	0.42	1.40	2.65
2004	63,687	13.98	890,419	0.09	1.40	16.11
2003	12,319	12.04	148,365	0.10	1.40	44.19

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

	As of December 31			Investment Income Ratio (1)	Expense Ratio (2)	Total Return (3)
Subaccount	Units	Unit Value (4)	Net Assets
Summit Mutual Funds, Inc. — Pinnacle Series (continued):
S&P MidCap 400 Index:
2007	206,799	$16.68	$3,449,669	0.83%	1.40%	5.90%
2006	161,348	15.75	2,541,611	0.77	1.40	8.17
2005	132,256	14.56	1,925,089	0.43	1.40	10.47
2004	81,903	13.18	1,079,545	0.18	1.40	14.21
2003	24,622	11.54	284,252	0.39	1.40	32.80

T. Rowe Price Equity Series, Inc.:
Equity Income:
2007	664,956	14.48	9,630,706	1.81	1.40	1.83
2006	426,349	14.22	6,063,816	1.67	1.40	17.33
2005	283,228	12.12	3,432,850	1.81	1.40	2.45
2004	107,847	11.83	1,275,377	1.96	1.40	13.42
2003	23,410	10.43	244,259	2.22	1.40	23.72
Mid-Cap Growth:
2007	28,478	22.75	647,918	0.21	1.40	15.89
2006	33,639	19.63	660,349	—	1.40	5.20
2005	38,713	18.66	722,544	—	1.40	13.16
2004	37,587	16.49	619,909	—	1.40	16.70
2003	14,499	14.13	204,877	—	1.40	36.52
New America Growth:
2007	95,091	16.99	1,615,374	—	1.40	12.22
2006	61,000	15.14	923,518	0.05	1.40	5.87
2005	51,053	14.30	730,130	—	1.40	3.03
2004	35,759	13.88	496,336	0.09	1.40	9.38
2003	6,362	12.69	80,751	—	1.40	33.30
Personal Strategy Balanced:
2007	624,082	15.27	9,531,306	2.30	1.40	6.12
2006	426,130	14.39	6,132,566	2.19	1.40	10.35
2005	277,884	13.04	3,624,951	1.94	1.40	4.91
2004	138,446	12.43	1,720,573	2.40	1.40	11.28
2003	29,922	11.17	334,271	2.75	1.40	23.02

T. Rowe Price International Series, Inc.:
International Stock:
2007	109,652	17.51	1,919,571	1.77	1.40	11.53
2006	65,422	15.70	1,027,312	1.46	1.40	17.43
2005	38,909	13.37	520,094	2.10	1.40	14.47
2004	20,904	11.68	244,155	1.81	1.40	12.20
2003	5,589	10.41	58,182	2.56	1.40	28.68

(1)

These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net

Modern Woodmen of America Variable Annuity Account

Notes to Financial Statements (continued)

6. Unit Values (continued)

assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. For subaccounts which commenced during the period indicated, average net assets have been calculated from the date operations commenced through the end of the reporting period. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

(2)	These ratios represent the annualized certificate expenses of the separate account, consisting primarily of mortality and expense risk charges, for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to certificate owner accounts through the redemption of units and expenses of the underlying fund are excluded.
(3)	These ratios represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. For subaccounts which commenced during the period indicated, total return has been calculated from the date operations commenced through the end of the reporting period and has not been annualized.
(4)	There are no differences in unit value between accumulation units and units of contracts in annuitization period since there are no differences in charges that result in direct reductions of unit values.
(5)	Subaccount commenced operations on May 1, 2006.
(6)	The Board of Trustees of Dreyfus Variable Investment Fund voted to close the Dreyfus Variable Investment Fund Disciplined Stock Portfolio and to liquidate the discontinued fund on April 30, 2007. As a result of this announcement, the Disciplined Stock Subaccount, which invests in the Dreyfus Variable Investment Fund Disciplined Stock Portfolio, stopped being available for investment and was liquidated on April 30, 2007.
(7)	Subaccount commenced operations on May 1, 2007.

Report of Independent Registered Public Accounting Firm

The Board of Directors

Modern Woodmen of America

We have audited the accompanying statutory-basis balance sheets of Modern Woodmen of America (the Society) as of December 31, 2007 and 2006, and the related statutory-basis statements of operations, surplus, and cash flow for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Society’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Society’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Society’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Society presents its financial statements in conformity with accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulation – Division of Insurance, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are also described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Modern Woodmen of America at December 31, 2007 and 2006, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2007.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Modern Woodmen of America at December 31, 2007 and 2006, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2007, in conformity with accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulation – Division of Insurance.

The 2005 financial statements have been restated as discussed in Notes 1 and 11 to the financial statements.

/s/ Ernst & Young LLP

Des Moines, Iowa

April 22, 2008

Modern Woodmen of America

Balance Sheets—Statutory Basis

(Dollars in Thousands)

	December 31
	2007	2006
Admitted Assets
Investments:
Bonds:
Government	$1,632,813	$1,643,504
Public utilities	1,436,199	1,400,305
Industrial and miscellaneous	3,465,838	3,218,835

	6,534,850	6,262,644
Preferred stocks	46,424	42,191
Common stocks:
Unaffiliated companies	540,667	521,926
Affiliated companies	18,569	14,114

	559,236	536,040
Mortgage loans	582,015	588,541
Real estate:
Property occupied by the Society	32,293	33,731
Property held for the production of income	7,020	7,462
Property held for sale	644	—

	39,957	41,193
Certificateholders’ loans	192,262	191,540
Other invested assets	91,946	63,738

Total investments	8,046,690	7,725,887

Cash and short-term investments	40,196	21,645
Investment income due and accrued	86,093	85,051
Electronic data processing equipment	4,515	5,662
Premiums in course of collection	302	288
Receivable from affiliates	681	604
Other assets	455	113
Separate account assets	139,221	89,632

Total admitted assets	$8,318,153	$7,928,882

Modern Woodmen of America

Balance Sheets—Statutory Basis (continued)

(Dollars in Thousands)

	December 31
	2007	2006
Liabilities and surplus
Liabilities:
Aggregate reserves for certificates and contracts:
Life and annuity	$6,711,269	$6,475,374
Accident and health	4,532	4,931
Certificate and contract claims	12,316	11,154
Other certificateholders’ funds	6,246	6,555
Dividends payable to certificateholders	23,600	23,200
Accrued commissions, general expenses, and taxes	8,179	9,024
Payable to affiliates	66	188
Other liabilities	21,583	33,993

	6,787,791	6,564,419
Liability for employees’ and fieldworkers’ benefits	26,848	25,300
Interest maintenance reserve	14,318	14,145
Asset valuation reserve	179,500	172,041
Separate account liabilities	139,221	89,632

Total liabilities	7,147,678	6,865,537
Surplus:
Appropriated	250,770	244,106
Unassigned and other surplus funds	919,705	819,239

Total surplus	1,170,475	1,063,345

Total liabilities and surplus	$8,318,153	$7,928,882

See accompanying notes.

Modern Woodmen of America

Statements of Operations—Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2007	2006	2005
			(Restated Note 1)
Income:
Premiums and other considerations:
Life and annuities	$590,453	$614,674	$640,955
Other	6,092	5,222	5,745
Investment income, net of investment expenses:
2007—$9,079; 2006—$10,153; and 2005—$9,263	434,958	420,923	403,737
Amortization of interest maintenance reserve	4,001	4,008	3,390
Other income	30,134	21,727	20,466

Total income	1,065,638	1,066,554	1,074,293
Benefits and expenses:
Benefits:
Life and annuities	557,137	488,150	431,940
Other	7,017	7,573	6,739
Increase in aggregate reserves for certificates and contracts and other certificateholders’ funds	231,103	314,416	388,739
Employees’ and fieldworkers’ benefit plans	(1,061)	(997)	(106)
Commissions	41,899	43,093	44,894
General insurance expenses	71,810	82,987	75,084
Insurance, taxes, licenses, and fees	4,912	5,016	5,027
Net transfers to separate accounts	41,526	27,406	22,266

	954,343	967,644	974,583
Fraternal, charitable, and benevolent expenses	21,133	21,841	22,220

Total benefits and expenses	975,476	989,485	996,803

Net gain from operations before dividends to certificateholders and net realized capital gains	90,162	77,069	77,490
Dividends to certificateholders	23,690	23,299	22,970

Net gain from operations before net realized capital gains	66,472	53,770	54,520
Net realized capital gains	30,091	45,419	25,801

Net income	$96,563	$99,189	$80,321

See accompanying notes.

Modern Woodmen of America

Statements of Surplus—Statutory Basis (continued)

(Dollars in Thousands)

	Year Ended December 31
	2007	2006	2005
			(Restated Note 1)
Appropriated:
Balance at beginning of year	$244,106	$236,048	$229,282
Transfer from unassigned surplus	6,664	8,058	6,766

Balance at end of year	250,770	244,106	236,048
Unassigned:
Balance at beginning of year	819,239	741,780	679,924
Net income	96,563	99,189	80,321
Change in net unrealized capital gains	21,449	8,624	8,804
Change in asset valuation reserve	(7,459)	(19,497)	(18,670)
Change in nonadmitted assets	(3,381)	(2,769)	(1,673)
Transfer to appropriated surplus	(6,664)	(8,058)	(6,766)
Prior period adjustment (Note 1)	—	—	(150)
Other decreases, net	(42)	(30)	(10)

Balance at end of year	919,705	819,239	741,780

Total surplus	$1,170,475	$1,063,345	$977,828

See accompanying notes.

Modern Woodmen of America

Statements of Cash Flow—Statutory Basis

(Dollars in Thousands)

	Year Ended December 31
	2007	2006	2005
Operating activities
Premium and annuity considerations	$596,226	$619,675	$646,530
Investment income, net	437,208	422,177	403,601
Miscellaneous income	30,134	21,727	20,466

Total cash provided by operations	1,063,568	1,063,579	1,070,597
Benefit and loss-related payments	(557,746)	(492,653)	(431,840)
Commissions and other expenses paid	(139,346)	(152,935)	(147,755)
Dividends paid to certificateholders	(23,290)	(22,899)	(22,370)
Net transfers to separate accounts	(42,826)	(28,219)	(22,852)

Total cash used in operations	(763,208)	(696,706)	(624,817)

Net cash provided by operating activities	300,360	366,873	445,780
Investing activities
Proceeds from investments sold or matured:
Bonds	390,960	357,131	580,073
Stocks	71,559	63,505	36,304
Mortgage loans	58,271	57,996	63,867
Real estate	—	870	2,877
Other invested assets	14,790	31,393	5,943
Miscellaneous proceeds	258	15,659	32

Total investment proceeds	535,838	526,554	689,096
Cash applied, cost of investments acquired:
Bonds	(665,076)	(681,814)	(1,054,172)
Stocks	(53,661)	(101,141)	(28,183)
Mortgage loans	(52,399)	(80,970)	(49,840)
Other invested assets	(32,105)	(43,575)	(10,403)
Miscellaneous applications	(15,922)	—	(3)

Total investment applications	(819,163)	(907,500)	(1,142,601)
Net increase in certificateholders’ loans	(1,039)	(906)	(1,472)

Net cash used in investing activities	(284,364)	(381,852)	(454,977)
Other cash provided by (used in) financing activities and miscellaneous sources	2,555	(4,804)	18,763

Net increase (decrease) in cash and short-term investments	18,551	(19,783)	9,566
Cash and short-term investments at beginning of year	21,645	41,428	31,862

Cash and short-term investments at end of year	$40,196	$21,645	$41,428

See accompanying notes.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

December 31, 2007

1. Nature of Operations and Significant Accounting Policies

Description of Business

Modern Woodmen of America (the Society) was incorporated on May 5, 1884, in the state of Illinois, as a tax-exempt fraternal benefit society. The Society is licensed to sell insurance in every state except Alaska, Hawaii, and Nevada. The majority of the Society’s business is in the midwestern and southeastern portions of the United States.

MWABank (the Bank) is a wholly owned subsidiary of the Society. The Bank began operations on January 27, 2003, upon approval of its federal savings bank charter by the Office of Thrift Supervision.

MWA Financial Services, Inc. was established as a wholly owned subsidiary of the Society on February 2, 2001, operating as an introducing broker-dealer to engage in the sales of nonproprietary mutual funds, equity securities, and variable products (beginning in 2002) offered by the Society to its members. The equity securities are cleared through Pershing LLC.

MWAGIA, Inc. was established on September 6, 2001, as a wholly owned subsidiary of MWA Financial Services, Inc. The subsidiary is involved in the sale of nonproprietary insurance products through the Society’s agents licensed to sell this type of coverage.

Significant Risks

The following is a description of what management believes to be significant risks facing diversified financial service organizations and how the Society mitigates those risks:

Legal or regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates and will create additional expenses not anticipated by the insurer in pricing its products. The Society mitigates this risk by offering a wide range of products and operating throughout the United States, thus reducing its exposure to any single product or jurisdiction, and also by employing underwriting practices which identify and minimize the adverse impact of this risk.

Credit risk is the risk that issuers of securities owned by the Society or borrowers on mortgage loans on real estate will default or that other parties that owe the Society money will not pay. The Society minimizes this risk by adhering to a conservative investment strategy and by maintaining sound credit and collection policies. The Society is also exposed to credit risk in the event of nonperformance by counterparties to derivative instruments. The Society mitigates this risk by only entering into transactions with creditworthy counterparties.

Interest rate risk is the risk that interest rates will change and cause a decrease in the value of the Society’s investments. This change in rates may cause certain interest-sensitive products to become uncompetitive or may cause disintermediation. The Society mitigates this risk by charging fees for certain certificateholders’ contract terminations, by offering products that transfer this risk to the purchaser, and by attempting to match the maturity schedule of its assets with the expected payout of its liabilities. To the extent that liabilities come due more quickly than assets mature, an insurer would have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Use of Estimates in the Preparation of Financial Statements

The preparation of the Society’s statutory-basis financial statements and accompanying notes requires management to make estimates and assumptions that affect the amounts reported and disclosed. These estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed in the statutory-basis financial statements and accompanying notes.

Basis of Presentation

The Society’s financial statements have been prepared on the basis of accounting practices prescribed or permitted by the Illinois Department of Financial and Professional Regulation—Division of Insurance (statutory accounting practices), which practices differ in some respects from U.S. generally accepted accounting principles (GAAP).

The more significant differences between statutory accounting practices and GAAP are as follows:

Investments in bonds and mandatorily redeemable preferred stocks are reported at amortized cost or market value based on their National Association of Insurance Commissioners’ (NAIC) rating for statutory purposes. For GAAP purposes, such investments in fixed maturities are designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity investments in fixed maturities are reported at amortized cost. The remaining investments in fixed maturities are reported at fair value with the unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of surplus for those designated as available-for-sale.

All single-class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. For GAAP purposes, all securities, purchased or retained, that represent beneficial interest in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS, and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted fair value. If high credit quality securities are adjusted, the retrospective method is used.

For statutory purposes, valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, valuation allowances would be established when the Society determines it is probable that it will be unable to collect all amounts (both principal and interest) due according to the contractual terms of the loan agreement. Such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the underlying real estate. The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to surplus for statutory purposes, rather than being included as a component of operations as would be required by GAAP.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Investment and foreclosed real estate are carried at the lower of cost or market and are reported net of related obligations for statutory purposes rather than at cost less accumulated depreciation under GAAP. Investment income and operating expenses include imputed rent for the Society’s occupancy of those properties for statutory purposes.

Under a formula determined by the NAIC, the Society defers in the Interest Maintenance Reserve (IMR) the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity. Realized capital gains and losses are reported in operations net of transfers to the IMR for statutory purposes rather than reported in the statements of operations in the period that the asset giving rise to the gain or loss is sold under GAAP.

Declines in the value of investments due to noninterest related risk are provided for through the establishment of an NAIC formula-determined statutory asset valuation reserve (AVR) with changes charged directly to surplus, rather than solely through recognition in the statements of operations for declines in value, when such declines are judged to be other than temporary under GAAP.

The accounts and operations of the Society’s subsidiaries are not consolidated with the accounts and operations of the Society as would be required under GAAP.

The costs of acquiring and renewing business are charged to current operations as incurred for statutory purposes rather than deferred and amortized over the premium-paying period or in proportion to the present value of expected gross profit margins for GAAP purposes.

Certain assets designated as nonadmitted are excluded from the accompanying statutory-basis balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent these assets are not impaired.

Certificate reserves on traditional life insurance products are based on statutory mortality rates and interest, which may differ from reserves based on reasonable assumptions of expected mortality, interest, and withdrawals used for GAAP purposes, which include a provision for possible unfavorable deviation from such assumptions.

Certificate reserves on certain investment products use discounting methodologies based on statutory interest rates rather than full account values under GAAP.

Expense allowances on reinsurance ceded are credited to income at the time the premium is ceded.

Any reinsurance balance amounts deemed to be uncollectible have been written off through a charge to operations. In addition, liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Revenues for universal life-type policies and annuity policies consist of the entire premiums received, and benefits incurred represent the total death benefits paid and the change in policy reserves for statutory purposes. Under GAAP, revenues include only policy charges for the cost of insurance, certificate initiation and administration, surrender charges, and other fees that have been assessed against certificate account values, and benefits represent the excess of benefits paid over the policy account value and interest credited to the account values.

For purposes of calculating the Society’s pension and postretirement benefit obligations, only vested participants and current retirees are included in the valuation. Under GAAP, active participants not currently eligible also would be included. In addition, unrecognized gains or losses and unrecognized service costs are included in other comprehensive income under GAAP.

Dividends to certificateholders are recognized when declared for statutory purposes rather than over the term of the related policies under GAAP.

Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined, but are presumed to be material.

Other significant statutory accounting practices are as follows:

Cash and Short-Term Investments

In connection with the preparation of its statutory-basis statements of cash flow, the Society considers all highly liquid investments with a maturity of one year or less when purchased to be short-term investments. These investments have been valued at amortized cost, which approximates market value.

Investments

Securities are valued in accordance with methods prescribed by the NAIC. Bonds are stated principally at cost, adjusted for amortization of premiums and accretion of discounts, both computed using the interest method. Preferred stocks are stated principally at cost. Common stocks are reported at market value, as determined by the Securities Valuation Office of the NAIC (SVO) for unaffiliated companies, with changes in unrealized gains or losses credited or charged directly to surplus. For the Society’s noninsurance subsidiaries, the common stock is reported based on underlying GAAP equity. Minor ownership interests in limited partnerships are also carried at related share of GAAP equity.

During 2006, the NAIC defined a hybrid security as a security designed with characteristics of both debt and equity which provides protection to the issuer’s senior note holders. Furthermore, the NAIC required all defined hybrid securities to be classified as preferred stock. Accordingly, $44,301 and $19,910 of securities previously classified as bonds by the Society have been reclassified as preferred stock as of December 31, 2007 and 2006, respectively. Although the classification has changed, these hybrid

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

securities continue to meet the definition of a bond, in accordance with SSAP No. 43, Loan-backed and Structured Securities, and therefore are reported at amortized cost based upon their NAIC rating.

Mortgage loans are predominately first liens on large commercial buildings and are stated primarily at the unpaid principal balance. The Society records impaired loans at the present value of expected future cash flows discounted at the loan’s effective interest rate, or as an expedient, at the loan’s observable market price or the fair value of the collateral if the loan is collateral dependent. A loan is impaired when it is probable the creditor will be unable to collect all contractual principal and interest payments due in accordance with the terms of the loan agreement.

Certificateholders’ loans are reported at unpaid principal balance.

Land is reported at cost. Real estate occupied by the Society, real estate held for the production of income, and real estate held for sale are reported at depreciated cost net of related obligations. Real estate that the Society has the intent to sell is reported at the lower of depreciated cost or fair value, net of related obligations. Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

The balance in home office property relates to an expansion of the Society’s home office. The costs of buildings owned for the Society’s own use incurred prior to this expansion have been charged to unassigned surplus.

Realized gains and losses on sales are determined on the basis of specific identification of investments. Changes in admitted asset carrying amounts of bonds and common stocks are generally credited or charged directly to unassigned and other surplus funds. However, the carrying amounts of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in market value that is other than temporary, the carrying amount of the investment is reduced to its estimated fair value, and a specific write-down is taken. Such reductions in the carrying amounts are recognized as realized losses on investments.

The AVR provides a reserve for losses from investments in bonds, preferred and common stocks, mortgage loans, real estate, and other invested assets, with related increases or decreases being recorded directly to surplus. Unrealized capital gains and losses on investments, including changes in mortgage and security reserves, are recorded directly in surplus. Comparable adjustments are also made to the AVR.

The IMR primarily defers certain interest-related gains and losses on sales of fixed income securities which are amortized into net investment income over the estimated remaining lives of the investments sold.

The Society’s investment policy requires it to maintain a diversified, high average quality debt securities portfolio and imposes limits on holdings of lower quality securities, including those with heightened risk-reward exposure. Credit exposure is regularly monitored on an overall basis and from industry, geographic, and individual issuer perspectives. Duration/cash flow characteristics of fixed-income investments are compared with those of insurance liabilities to ascertain that durations are prudently managed.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Interest income is recognized on an accrual basis. Dividends are recorded on the ex-dividend date. Income is generally not recorded on investments when there is evidence of default or another indication that such amounts will not be collected. There was no excluded investment income for the years ended December 31, 2007, 2006, or 2005.

Derivatives

The Society takes positions from time to time in certain derivative instruments to increase investment returns and to hedge against adverse interest rate movements. Financial instruments used for such purposes include written covered call options on equity holdings, interest rate caps, and purchased call options on Treasury futures contracts. As of December 31, 2007 and 2006, the Society held no covered call options on equity holdings or purchased call options on Treasury futures contracts. As of December 31, 2007, 2006, and 2005, the Society held one interest rate cap financial instrument.

The financial instruments used by the Society do not qualify for hedge accounting. Accordingly, the instruments are recorded at their fair value in other invested assets on the balance sheet, and any change in the value of the instruments is recorded as an unrealized gain or loss, with a corresponding increase or decrease taken directly to surplus. The Society’s use of derivatives is further described in Note 2.

Electronic Data Processing

The admitted value of the Society’s electronic data processing equipment is limited to three percent of capital and surplus. The admitted portion is reported at cost, less accumulated depreciation of $4,539 and $9,013 in 2007 and 2006, respectively. Depreciation expense is computed using the straight-line method over the lesser of the useful lives of the assets or three years. Depreciation expense charged to operations in 2007, 2006, and 2005 was $1,956, $287, and $2,404, respectively.

Reserves for Life, Annuity, and Accident and Health Certificates

Life, annuity, and accident and health disability benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed certificate cash values or the amounts required by Illinois Department of Financial and Professional Regulation—Division of Insurance. The Society waives deduction of deferred fractional premiums on the death of life and annuity certificate insureds and returns any premium beyond the date of death. Surrender values on certificates do not exceed the corresponding benefit reserves. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force.

For substandard table ratings, midterminal reserves are based on an approximate multiple of the standard mortality rates. For flat extra ratings, midterminal reserves are based on the standard or substandard mortality rates increased by one half of the gross annual premium.

Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies is also determined by formula.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

The liability for unpaid accident and health claims is an estimate of the ultimate net cost of all reported and unreported losses not yet settled. This liability is estimated using actuarial analyses and case basis evaluations. Although considerable variability is inherent in such estimates, the Society believes that the liability for unpaid claims is adequate. These estimates are continually reviewed, and, as adjustments to this liability become necessary, such adjustments are reflected in current operations.

The liabilities related to guaranteed investment contracts and certificate holder funds left on deposit with the Society generally are equal to fund balances less applicable surrender charges.

Revenue Recognition and Related Expenses

Life premiums are recognized as income over the premium paying period of the related certificates. Annuity considerations are recognized as revenue when received. Deposits on contracts with no mortality or morbidity risks contracts are entered directly as a liability when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as commissions, are charged to operations as incurred.

Dividends to Certificateholders

Dividends to certificateholders are expensed as incurred. Dividend rates are established by the Society’s Board of Directors. Participating business written approximates 96% of total premiums earned in 2007.

Separate Accounts

Separate account assets and liabilities reported in the accompanying balance sheets represent funds that are separately administered by EquiTrust Life Insurance Company for individual annuities and life insurance products with a nonguaranteed return, and for which the certificateholder, rather than the Society, bears the investment risk. Separate account assets, which consist of investments in mutual funds, are reported at market value. Revenues and expenses related to the separate accounts, to the extent of benefits paid or provided to the separate accounts certificateholders, are excluded from the amounts reported in the accompanying statements of operations. Fees charged on separate account certificateholder deposits are included in other income.

Reinsurance

The Society reinsures certain risks related to a small portion of its business. Reinsurance premiums, expenses, and reserves related to reinsured business are accounted for on a basis consistent with that used for the original policies issued and the terms of the reinsurance contracts. Premiums and expenses are stated net of amounts related to reinsurance agreements. In 2007, 2006, and 2005, insurance premiums were reduced by $38,058, $26,673, and $27,185, respectively, for amounts paid under the cession agreements. In addition, benefits were reduced by $5,544, $6,726, and $6,367 in 2007, 2006, and 2005, respectively, for amounts received under the cession agreements. Insurance reserves applicable to reinsurance ceded have also been reported as reductions of reserves (2007—$25,812; 2006—$15,099; and 2005—$15,434). The Society is contingently liable with respect to reinsurance ceded to other entities in the event the reinsurer is unable to meet the obligations that it has assumed.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

1. Nature of Operations and Significant Accounting Policies (continued)

Other

Nonadmitted assets (principally certain investments, receivables and furniture and equipment) have been excluded from the balance sheets by a charge to surplus.

Appropriated surplus represents discretionary reserves established by the Society. The amount appropriated as of December 31, 2007 and 2006, consists of an endowment reserve for future fraternal activities.

Restatement for Adjustments to Aggregate Reserves

During the third quarter of 2006, two errors were discovered in annuity reserve calculations for deferred annuity products. As a result, aggregate reserves for life and annuity certificates and contracts were overstated by $17,662 at December 31, 2005, as previously reported. The statement of financial position at December 31, 2005, and the results of operations for the year ended December 31, 2005, have been restated to reflect adjustments for these errors. See Note 11 for a reconciliation of 2005 Annual Statement amounts to those reported in the accompanying statutory-basis financial statements.

Adjustments to Unassigned Surplus

In 2005, the Society discovered two errors in reporting prior year balances. The first error relates to the method of depreciation the Society used in prior years for certain real estate investments. The Society changed to a straight-line method of depreciation for these holdings after discovering that it had been using a constant yield method of depreciation, a nonallowed depreciation methodology. This error resulted in an overstatement of real estate assets and surplus by $3,524 at December 31, 2004. Also in 2005, an error was discovered in the disabled lives reserve calculation. This error resulted in an overstatement of reserves of $3,374 at December 31, 2004. A net adjustment of $150 has been included in 2005 unassigned surplus to correct these errors.

2. Investments

The amortized cost and estimated market value of bonds and preferred and common stocks as of December 31, 2007 and 2006, are as follows:

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Value
December 31, 2007
Bonds:
U.S. government and agencies	$1,531,763	$19,091	$(10,743)	$1,540,111
States and political subdivisions	98,611	1,732	(1,532)	98,811
Foreign governments	2,439	84	–	2,523
Corporate securities	4,609,006	91,241	(125,724)	4,574,523
Mortgage and asset-backed securities	293,031	646	(11,755)	281,922

	$6,534,850	$112,794	$(149,754)	$6,497,890

Preferred stocks	$46,424	$5,949	$(2,460)	$49,914

Common stocks-unaffiliated	$289,448	$262,697	$(11,478)	$540,667

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

2. Investments (continued)

	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Market Value

December 31, 2006
Bonds:
U.S. government and agencies	$1,533,580	$5,863	$(23,728)	$1,515,715
States and political subdivisions	105,823	1,339	(2,605)	104,557
Foreign governments	4,101	85	–	4,186
Corporate securities	4,320,825	82,447	(78,530)	4,324,742
Mortgage and asset-backed securities	298,315	348	(9,585)	289,078

	$6,262,644	$90,082	$(114,448)	$6,238,278

Preferred stocks	$42,191	$1,748	$(41)	$43,898

Common stocks-unaffiliated	$287,266	$238,432	$(3,772)	$521,926

The following tables show amortized costs, gross unrealized losses, and fair values of bonds aggregated by investment category and length of time the individual securities have been in a continuous unrealized loss position.

	December 31, 2007
	Statement Value	Gross Unrealized Loss	Actual Estimated Fair Value
Less than 12 months:
U.S. government and agencies	$13,278	$(119)	$13,159
States and political subdivisions	8,800	(144)	8,656
Corporate securities	606,605	(53,441)	553,164
Mortgage and asset-backed securities	30,359	(642)	29,717

	659,042	(54,346)	604,696

Greater than 12 months:
U.S. government and agencies	647,944	(10,624)	637,320
States and political subdivisions	37,657	(1,388)	36,269
Corporate securities	1,563,247	(72,283)	1,490,964
Mortgage and asset-backed securities	229,142	(11,113)	218,029

	2,477,990	(95,408)	2,382,582

Total	$3,137,032	$(149,754)	$2,987,278

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

2. Investments (continued)

	December 31, 2006
	Statement Value	Gross Unrealized Loss	Estimated Fair Value
Less than 12 months:
U.S. government and agencies	$251,250	$(1,042)	$250,208
States and political subdivisions	15,397	(65)	15,332
Corporate securities	1,150,285	(30,074)	1,120,211
Mortgage and asset-backed securities	37,206	(1,544)	35,662

	1,454,138	(32,725)	1,421,413
Greater than 12 months:
U.S. government and agencies	945,875	(22,686)	923,189
States and political subdivisions	46,361	(2,540)	43,821
Corporate securities	993,214	(48,456)	944,758
Mortgage and asset-backed securities	219,686	(8,041)	211,645

	2,205,136	(81,723)	2,123,413

Total	$3,659,274	$(114,448)	$3,544,826

Included in the above tables are 507 securities from 308 issuers at December 31, 2007, and 692 securities from 333 issuers at December 31, 2006. Approximately 94% and 92% of the unrealized losses on fixed maturity securities are on securities that are rated investment grade at December 31, 2007 and 2006, respectively. Investment grade securities are defined as those securities rated a “1” or “2” by the SVO. Unrealized losses on investment grade securities are principally related to changes in market interest rates or changes in credit spreads since the securities were acquired.

The Society defines its exposure to subprime mortgages as those securities that are not backed by FNMA, FHLMC or GNMA; are whole loans not classified as either Prime or Alt-A; and any CDO that has exposure to subprime collateral. At December 31, 2007, the Society held four CDO securities that had direct subprime exposure. The total cost for these was $20,000 and the adjusted book value was $15,377. Two were impaired in 2007 for a total impairment of $4,500. The Society monitors its whole loan portfolio closely for signs of subprime mortgage related risk exposure. All whole loan positions were AAA rated at December 31, 2007, and showed no signs that any were impaired.

The Society monitors the financial condition and operations of the securities rated below investment grade and of certain investment grade securities on which it has concerns regarding credit quality, including its subprime exposure. In determining whether or not an unrealized loss is other than temporary, the Society reviews factors such as:

•	Historical operating trends.

•	Business prospects.

•	Status of the industry in which the issuer operates.

•	Quality of management.

•	Size of the unrealized loss.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

2. Investments (continued)

•	Length of time the security has been in an unrealized loss position.

•	The Society’s intent and ability to sell the security.

The Society believes the issuers of the securities in an unrealized loss position will continue to make payments as scheduled, and the Society has the ability and intent to hold these securities until they recover in value or mature.

At December 31, 2007, the Society also had $3,984 of gross unrealized losses on equity securities with an estimated market value of $15,988 that have been in an unrealized position for more than one year and $9,954 of gross unrealized losses on equity securities with an estimated market value of $44,592 that have been in an unrealized position for less than one year. At December 31, 2006, the Society also had $2,522 of gross unrealized losses on equity securities with an estimated market value of $19,320 that have been in an unrealized position for more than one year and $1,291 of gross unrealized losses on equity securities with an estimated market value of $14,998 that have been in an unrealized position for less than one year.

The amortized cost and estimated market value of bonds at December 31, 2007, by final contractual maturity, are shown below. Expected maturities will differ from final contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Statement Value	Estimated Market Value
Due in one year or less	$128,632	$129,455
Due one through five years	1,580,655	1,619,268
Due five through ten years	2,706,197	2,643,507
Due after ten years	337,881	333,437

	4,753,365	4,725,667
Mortgage-backed and other securities without a single maturity date	1,781,485	1,772,223

	$6,534,850	$6,497,890

Major categories of net investment income for the years ended December 31 are summarized as follows:

	2007	2006	2005
Bonds	$373,061	$358,906	$345,278
Preferred stocks	1,051	582	520
Common stocks (unaffiliated)	8,474	8,290	7,047
Mortgage loans	43,010	43,407	45,107
Real estate	5,007	5,036	5,041
Certificateholders’ loans	12,709	12,634	12,507
Cash and short-term investments	2,714	2,130	1,096
Derivative instruments	(4,637)	(4,637)	(4,637)
Other invested assets	934	380	47
Other	1,714	4,348	994

	444,037	431,076	413,000
Less investment expenses	9,079	10,153	9,263

	$434,958	$420,923	$403,737

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

2. Investments (continued)

The major components of realized capital gains (losses) on investments reflected in operations and unrealized capital gains (losses) on investments reflected directly in surplus for the years ended December 31 are summarized as follows:

	Realized			Change in Unrealized
	2007	2006	2005	2007	2006	2005
Bonds	$(1,834)	$1,884	$13,991	$(3,335)	$(266)	$280
Preferred stocks	(749)	(1,337)	(426)	–	–	–
Common stocks	32,061	38,170	14,807	14,016	6,250	7,735
Real estate	–	163	2,530	–	–	–
Other invested assets	4,762	7,912	4,260	6,131	(1,017)	1,771
Derivative instruments	25	–	–	4,637	3,657	(982)

Total capital gains	34,265	46,792	35,162	21,449	8,624	8,804
Transferred to interest maintenance reserve	(4,174)	(1,373)	(9,361)	–	–	–

Net capital gains	$30,091	$45,419	$25,801	$21,449	$8,624	$8,804

Proceeds from sales of bonds during 2007, 2006, and 2005 were $31,738, $18,368, and $79,453, respectively. Gross gains and gross losses realized from these transactions amounted to $1,160 and $(231) for 2007, $765 and $(966) for 2006, and $11,589 and $(1,253) for 2005, respectively. Realized capital losses on bonds in 2007, 2006, and 2005, included the recognition of other-than-temporary impairments in the value of $7,095, $1,487, and $6,098, respectively. Realized capital losses on common stocks in 2005 included the recognition of other-than-temporary impairments of $907. No other-than-temporary impairments on common stock were recognized in 2007 or 2006. Realized capital losses on preferred stocks in 2007, 2006, and 2005, included the recognition of other-than-temporary impairments of $750, $1,337, and $426, respectively. Realized capital gains in Other Invested Assets in 2007 included the recognition of other-than-temporary impairments of $643.

The corporate private placement bond portfolio is diversified by issuer and industry. At December 31, 2007 and 2006, 34%, or $2,227,321, and 33%, or $2,089,333, respectively, of the Society’s bond portfolio was invested in private placement bonds.

At December 31, 2007 and 2006, 99.98% and 99.85%, respectively, of the Society’s bond portfolio is carried at amortized cost, with the remainder carried at the lower of amortized cost or fair market value. Investments totaling $266 and $790 were non-income producing for the years ended December 31, 2007 and 2006, respectively.

At December 31, 2007, the Society had outstanding funding commitments of $7,500 for private placement bonds and $47,220 for other invested asset contributions.

At December 31, 2007 and 2006, the Society had $401,364 and $465,152, respectively, of securities on loan to approved brokers to earn additional income. The Society receives collateral against the loaned securities and maintains collateral in an amount not less than 102% of the market value of the loaned securities during the period of the loan. Although risk is mitigated by the collateral, the Society could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

2. Investments (continued)

Commercial mortgage loans and corporate private placement bonds originated or acquired by the Society represent its primary areas of credit risk exposure. At December 31, 2007 and 2006, the commercial mortgage portfolio is diversified by geographic region and specific collateral property type as follows:

Geographic Distribution			Property-Type Distribution
	December 31			December 31
	2007	2006		2007	2006
North Central	39%	41%	Retail	51%	51%
South Atlantic	18	19	Industrial	33	32
Pacific	16	16	Office	15	16
Mountain	8	7	Other	1	1
South Central	9	7
New England	4	4
Mid Atlantic	6	6

During 2007, the respective maximum and minimum lending rates for mortgage loans were 6.625% and 5.75%. At the issuance of a loan, the percentage of loan to value on any one loan does not exceed 80%. At December 31, 2007, the Society held no mortgages with interest overdue beyond 180 days (excluding accrued interest). At December 31, 2007, the Society held no restructured mortgages. All properties covered by mortgage loans have fire insurance at least equal to the excess of the loan over the maximum loan that would be allowed on the land without the building. The Society has six loan commitments that were made in 2007 for closing in 2008 totaling $31,250.

At December 31, 2004, the Society had acquired one variable interest rate accrual cap with a cost and notional amount of $18,550 that expires June 7, 2008. This interest rate cap has an amortized cost of $1,932 and $6,570 at December 31, 2007 and 2006, respectively, and is reflected in the accompanying balance sheet at its estimated fair value of $-0- and $-0- at December 31, 2007 and 2006, respectively. The Society amortized $4,637, $4,637, and $4,637 of its book value as a direct charge to net investment income during 2007, 2006, and 2005, respectively. The Society also recorded unrealized gains (losses) of $4,637, $3,657, and $(982) on this instrument for the years ended December 31, 2007, 2006, and 2005, respectively.

3. Investments in Affiliated Companies

At December 31, 2007 and 2006, the Society’s investments in affiliated companies are as follows:

	2007	2006
MWA Financial Services, Inc.	$774	$1,259
MWABank	17,795	12,855

	$18,569	$14,114

At December 31, 2007 and 2006, the total consolidated assets of MWA Financial Services, Inc. were $1,457 and $1,846, respectively. Net losses for the years ended December 31, 2007, 2006, and 2005 were $485, $662, and $751, respectively.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

3. Investments in Affiliated Companies (continued)

During 2002, the Society established a federal savings bank under the Office of Thrift Supervision called MWABank (the Bank). The Society paid all expenses of the Bank while it was in the developmental stage throughout 2002. On January 27, 2003, operations of the Bank commenced and the Society transferred its initial capitalization of $10,000 to the Bank. This investment consisted of one share of $1 par value common stock shares and $9,999 in additional paid-in capital. At December 31, 2007 and 2006, the total assets of the Bank were $166,952 and $152,072, respectively. Net losses for the years ended December 31, 2007, 2006, and 2005 were $2,102, $2,739, and $3,296, respectively.

The Society entered into separate servicing agreements with MWA Financial Services, Inc. and the Bank, whereby these affiliates will reimburse the Society for direct and allocated indirect costs. Total costs reimbursed by the affiliates were $3,282, $3,185, and $2,683 during 2007, 2006, and 2005, respectively. The Society made capital contributions of none, $1,050, and $500 in MWA Financial Services, Inc. during 2007, 2006, and 2005, respectively. Additionally, the Society made capital contributions of $7,000, $9,000, and $4,000 in the Bank during 2007, 2006, and 2005, respectively.

4. Line of Credit

The Society has a $50,000 collateralized line of credit available from The Northern Trust Company to borrow funds to complete the purchase of investments or otherwise meet the short-term cash needs of the Society. Interest is payable quarterly at a variable rate. The agreement was renewed during 2006 as a perpetual line so that there will be no date of expiration. The Society had no borrowings from this line of credit as of December 31, 2007 or 2006. The line of credit agreement is secured by investment securities held in safekeeping at The Northern Trust Company.

5. Annuity Reserves and Deposit Fund Liabilities

At December 31, 2007 and 2006, the Society’s annuity reserves and other certificateholder funds that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

	2007		2006
	Amount	Percent	Amount	Percent
Subject to discretionary withdrawal:
At book value less current surrender charge of 5% or more	$1,349,346	30	$1,475,789	34

Total with adjustment or at market value	1,349,346	30%	1,475,789	34%
Subject to discretionary withdrawal (without adjustment) at book value with minimal or no charge or adjustment	3,098,559	68	2,767,404	64
Not subject to discretionary withdrawal	103,765	2	97,810	2

Total annuity reserves and deposit fund liabilities—before reinsurance	4,551,670	100%	4,341,003	100%

Less reinsurance ceded	–		1,047

Net annuity reserves and deposit fund liabilities	$4,551,670		$4,339,956

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

5. Annuity Reserves and Deposit Fund Liabilities (continued)

A reconciliation of total annuity actuarial reserves and deposit fund liabilities at December 31, 2007 and 2006, is as follows:

	2007	2006
Life and Accident & Health Annual Statement:
Annuity reserves, total net	$4,246,965	$4,088,621
Supplementary contracts with life contingencies, total net	49,931	47,380
Deposit-type contracts, total net	124,558	120,165

	4,421,454	4,256,166
Separate Accounts Annual Statement:
Annuity reserves, total net	130,216	83,790

Total annuity actuarial reserves and deposit fund liabilities	$4,551,670	$4,339,956

6. Separate Accounts

Information regarding the nonguaranteed separate accounts of the Society as of and for the years ended December 31 are as follows:

	2007	2006	2005
Premiums, deposits, and other considerations	$49,326	$32,298	$25,636

Reserves
For accounts with assets at:
Market value	$131,781	$84,797	$50,922

Total	$131,781	$84,797	$50,922

	2007	2006
Reserves for nonguaranteed separate accounts by withdrawal characteristics:
Subject to discretionary withdrawal:
At market value	$131,781	$84,797
Not subject to discretionary withdrawal	–	–

Total separate account reserves	$131,781	$84,797

A reconciliation of the amounts transferred to and from the separate accounts for the years ended December 31, 2007, 2006, and 2005, is as follows:

	2007	2006	2005
Transfers as reported in the summary of operations of the separate account statement:
Transfers to separate accounts	$49,326	$32,298	$25,636
Transfers from separate accounts	(9,101)	(5,705)	(3,956)

Net transfers to separate accounts	40,225	26,593	21,680

Reconciling adjustments:
Charges for investment management, etc.	1,301	813	586

Transfers as reported in the statements of operations herein	$41,526	$27,406	$22,266

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

7. Capital and Surplus

The Society is required to maintain minimum surplus levels established by the Illinois Department of Financial and Professional Regulation—Division of Insurance. The Society is also subject to risk-based capital (RBC) requirements promulgated by the NAIC and adopted by the Insurance Department of the State of Illinois. The RBC standards establish uniform minimum capital requirements for insurance companies. The RBC formula applies various weighting factors to financial balances or various levels of activities based on the perceived degree of risk. As of December 31, 2007, the Society’s surplus exceeded the minimum levels required by the Illinois Department of Financial and Professional Regulation – Division of Insurance and RBC standards.

8. Employee Benefit Plans

The Society has noncontributory defined benefit pension plans providing benefits for substantially all employees and full-time fieldworkers who have completed one year of continuous service. The Society’s policy is to fund amounts expensed. The benefits are generally based on years of service and the employee’s compensation during employment. The Society’s funding method is the level dollar entry age normal method. The plan includes a medical benefit component in addition to the normal retirement benefits to fund a portion of the postretirement obligations for retirees and their beneficiaries in accordance with Section 401(h) of the Internal Revenue Code (IRC). A separate account has been established and maintained in the plan for net assets related to the medical benefit component (401(h) account). In accordance with IRC Section 401(h), the plan’s investments in the 401(h) account may not be used for, or directed to, any purpose other than providing health benefits for retirees and their beneficiaries. The related obligations for health benefits are not included in this plan’s obligations. Pension expense for 2007, 2006, and 2005 was $6,186, $26,443, and $17,378, respectively, including $1,298, $1,353, and $1,448, respectively, related to the medical benefit plans.

A summary of assets, obligations, and assumptions of the pension and other postretirement benefit plans are as follows, with the Society using a December 31 measurement date:

	Pension Benefits		Other Postretirement Benefits
	December 31		December 31
	2007	2006	2007	2006
Change in projected benefit obligation
Projected benefit obligation at beginning of year	$252,018	$247,122	$10,528	$10,555
Projected non-qualified benefit obligation	7,300	–	–	–
Service cost	9,426	12,088	473	384
Interest cost	14,677	12,900	605	607
Actuarial gain (loss)	6,664	(12,335)	1,252	59
Benefits paid	(8,248)	(7,757)	(1,371)	(1,077)

Projected benefit obligation at end of year	$281,837	$252,018	$11,487	$10,528

Change in plan assets
Fair value of plan assets at beginning of year	$245,961	$204,421	$14,089	$11,078
Actual return on plan assets	17,196	24,301	1,342	1,654
Employer contributions	4,596	24,996	2,669	2,434
Benefits paid	(8,248)	(7,757)	(1,371)	(1,077)

Fair value of plan assets at end of year	$259,505	$245,961	$16,729	$14,089

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

8. Employee Benefit Plans (continued)

Pension Benefit information for the qualified defined benefit plan is included using the vested projected benefit obligation in both 2006 and 2007. Pension Benefit information for nonqualified supplemental plans is included using the vested accumulated benefit obligation in 2006 and the vested projected benefit obligation in 2007. Vested projected benefit obligation information was not available for 2006.

	Pension Benefits		Other Postretirement Benefits
	December 31		December 31
	2007	2006	2007	2006
Funded status	$(22,332)	$(6,057)	$5,242	$3,561
Unrecognized net actuarial gain	28,913	23,338	1,226	341
Unamortized prior service cost	–	–	49	60
Remaining net obligation or net asset at initial date of application	(2,297)	(2,709)	(61)	(74)

Prepaid assets	$4,284	$14,572	$6,456	$3,888

Accumulated benefit obligation for vested employees and partially vested employees to the extent vested	$226,462	$208,514	$11,487	$10,528

Benefit obligation for nonvested employees
Projected benefit obligation	$7,051	$5,356	$22,642	$21,977
Accumulated benefit obligation	$9,330	$4,577	$20,934	$20,620

Weighted-average assumptions used to determine projected benefit obligation as of December 31
Weighted average discount rate	5.75%	5.75%	5.75%	5.75%
Rate of compensation increase	5.00	5.00	N/A	N/A

	Pension Benefits			Other Postretirement Benefits
	2007	2006	2005	2007	2006	2005
Weighted-average assumptions used to determine net periodic benefit cost as of December 31
Weighted-average discount rate	5.75%	5.75%	5.75%	5.75%	5.75%	5.75%
Expected long-term rate of return on plan assets	7.00	7.00	7.00	7.00	7.00	7.00
Rate of compensation increase	5.00	5.00	5.00	N/A	N/A	N/A

Components of net periodic benefit cost
Service cost	$9,426	$12,088	$12,264	$473	$384	$155
Interest cost	14,677	12,900	12,212	605	607	585
Expected return on plan assets	(16,562)	(14,364)	(13,137)	(1,096)	(882)	(737)
Amortization of transition asset	(412)	(412)	(412)	(13)	(13)	(13)
Net amortization and deferral	455	1,696	1,925	17	11	31

Net periodic benefit cost	$7,584	$11,908	$12,852	$(14)	$107	$21

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

8. Employee Benefit Plans (continued)

For measurement purposes, a 7.5% annual rate of increase in the per capita cost of covered health care benefits was assumed for 2008. The rate was assumed to decrease gradually to 5% for 2013 and remain at that level thereafter.

A one-percentage-point change in assumed health care cost trend rates would have the following effects:

	1-Percentage-Point Increase	1-Percentage-Point Decrease
Effect on total of service and interest cost components	$132	$(109)
Effect on accumulated postretirement benefit obligation	1,189	(1,013)

The accumulated benefit obligation for all defined benefit plans was $226,462 and $208,514 at December 31, 2007 and 2006, respectively. A minimum pension liability is required when the actuarial present value of accumulated benefits exceeds plan assets and accrued pension liabilities. The minimum liability adjustment, less allowable intangible assets, is reported as a surplus adjustment. The accumulated benefit obligation for the Society’s qualified defined benefit plans did not exceed the fair value of the assets of $259,505 and $245,961 at December 31, 2007 and 2006, respectively. Accordingly, at December 31, 2007 and 2006, there was no minimum liability adjustment.

Pension Plan Assets

Pension plan weighted-average asset allocations at December 31, 2007 and 2006 by asset category are as follows:

	Retirement Plan
	Assets at December 31
	2007	2006
Asset category
Equity	50%	49%
Fixed income	47	43
Cash and short-term	3	8

	100%	100%

	401(h) Plan
	Assets at December 31
	2007	2006
Asset category
Equity	100%	100%

The Society’s long range asset allocation model for the retirement plan is 50% equities and 50% fixed income. At December 31, 2007, the Society utilized an expected long-term return of 7% on pension fund assets. The expected long-term rate of return on plan assets is based on historical market returns for the plan’s investment classes, current market conditions, and expected future market trends, as they affect changes in interest rates and anticipated equity market performance. The Society also considers factors such as the timing and amounts of expected contributions to the plan and benefit payments to plan participants.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

8. Employee Benefit Plans (continued)

The expected benefit payments to be paid in the next ten years ending December 31 are outlined below:

Year	Expected Benefit Payments
2008	$7,395
2009	7,536
2010	7,738
2011	7,926
2012	8,240
2013-2017	44,510

The Society does not have any regulatory contribution requirements for 2008; however, the Society currently intends to make voluntary contributions to the qualified defined benefit pension plan of $4,638 and to the other postretirement plan of $1,298 in 2008.

The Society also has a defined contribution plan covering substantially all employees and full-time fieldworkers who have completed one year of continuous service. The plan was converted to a 401(k) plan on April 1, 1998. Participants may contribute up to 15% of their annual compensation to the plan, and the Society contributes an amount equal to 50% of each participant’s contribution for the first 6% of the participant’s compensation contributed. Total contributions to the plan by the Society, net of forfeitures, for 2007, 2006, and 2005 were $1,589, $1,575, and $1,618, and respectively.

The Society sponsors a retiree healthcare benefit plan that provides a prescription drug benefit that is at least actuarially equivalent to Medicare Part D. The Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the Act) includes features to Medicare Part D that affect the measurement of the accumulated postretirement benefit obligation and net periodic postretirement cost for this plan. The effect of the Act was a $188 reduction in the Society’s net postretirement benefit cost for the subsidy related to benefits attributed to former employees. The Act also had the following effects on the net postretirement benefit cost; a $0 decrease as a result of an actuarial gain; a decrease to the current period service cost of $79 due to the subsidy; and a $109 decrease to the interest cost. The Society’s gross benefit payments for 2007 were $1,066 including the prescription drug benefit, and estimates payments in 2008 to be $1,150. The Society’s subsidy related to the Act was $88 for 2007, and estimated to be $96 for 2008.

9. Fair Value of Financial Instruments

The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

Cash and short-term investments, premiums in course of collection, and investment income due and accrued: The carrying amounts reported in the balance sheet approximate their fair value due to their liquid nature or expected short-term settlement.

Bonds, preferred stocks, and unaffiliated common stocks: Fair values are based on values published by the SVO, quoted market prices, or dealer quotes. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services, or in the case of private placements, are estimated by discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investment.

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

9. Fair Value of Financial Instruments (continued)

Mortgage loans: Fair values for mortgage loans are estimated using discounted cash flow analyses using interest rates currently being offered for loans with similar terms to borrowers with similar credit quality.

Certificateholders’ loans: Certificateholders’ loans, which have no defined maturity, had interest rates at December 31, 2007, which ranged from 5% to 8%. The Society believes that the statement value approximates the fair value of the certificateholder loans.

Separate account assets: Separate account assets are reported at estimated fair value in the Society’s statutory-basis balance sheets.

Derivative instruments: Fair values of derivative instruments are based on pricing models or formulas using current assumptions and are classified as other invested assets.

Aggregate reserves for interest-sensitive certificates and contracts, life and annuity: The Society’s investment contracts, deferred annuities, and single premium deferred annuities have variable rates and can be repriced quarterly. As there have been no significant changes in the credit quality of the instruments or significant fluctuations in interest rates, their fair value is estimated at their carrying value less expected surrender charges.

Certificate and contract claims, other certificateholders’ funds, and dividends payable to certificateholders: The carrying amounts reported in the statement of admitted assets, liabilities, and surplus for these items approximate their fair value because short-term settlement is expected.

Liabilities related to separate accounts: Separate account liabilities are estimated at cash surrender value, the cost the Society would incur to extinguish the liability.

The estimated carrying amounts and fair values of the Society’s financial instruments are as follows:

	December 31, 2007		December 31, 2006
	Carrying Amount	Fair Value	Carrying Amount (Restated)	Fair Value
Financial assets:
Cash and short-term investments	$40,196	$40,196	$21,645	$21,645
Investment income due and accrued	86,093	86,093	85,051	85,051
Premiums in course of collection	302	302	288	288
Bonds	6,534,850	6,497,890	6,262,644	6,238,278
Preferred stocks	46,424	49,914	42,191	43,898
Common stocks—unaffiliated	540,667	540,667	521,926	521,926
Mortgage loans	582,015	595,603	588,541	615,227
Certificateholders’ loans	192,262	192,262	191,540	191,540
Separate account assets	139,221	139,221	89,632	89,632
Financial liabilities:
Aggregate reserves for interest-sensitive certificates and contracts, life and annuity	5,620,975	5,557,817	5,419,869	5,309,303
Certificate and contract claims	12,316	12,316	11,154	11,154
Other certificateholders’ funds	6,246	6,246	6,555	6,555
Dividends payable to certificateholders	23,600	23,600	23,200	23,200
Separate account liabilities	139,221	139,221	89,632	89,632

Modern Woodmen of America

Notes to Statutory-Basis Financial Statements (continued)

(Dollars in Thousands)

10. Contingencies

The Society is a defendant in various legal actions arising from the normal conduct of its operations. Management believes the settlement of these actions will not have a material adverse effect on the Society’s financial position or results of operations.

11. Reconciliation to Amounts Previously Reported

The following is a reconciliation of amounts previously reported in audited financial statements and to state regulatory authorities in the 2005 Annual Statement to those reported in the accompanying statutory-basis financial statements due to an adjustment to aggregate reserves as described in Note 1:

	Amounts Previously Reported	Adjustments	As Restated
As of December 31, 2005
Balance sheet:
Unassigned and other surplus funds	$724,118	$17,662	$741,780
Total surplus	960,166	17,662	977,828

Statements of operations:
Increase in aggregate reserves for certificates and contracts and other certificateholders’ funds	399,542	(10,803)	388,739
Net income	69,518	10,803	80,321

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	(1)	Financial Statements

All required financial statements are included in Part B.

	(2)	Financial Statement Schedules(7)

Schedule I—Summary of Investments

Schedule III—Supplementary Insurance Information

Schedule IV—Reinsurance

All other schedules for which provision is made in the applicable accounting regulation of the Securities and Exchange Commission are not required under the related instructions or are inapplicable and therefore have been omitted.

(b)	Exhibits

	(1)	Certified resolution of the board of directors of Modern Woodmen of America (the “Society”) establishing Modern Woodmen of America Variable Annuity Account (the “Account”).(1)

	(2)	Not Applicable.

	(3)	Distribution Agreement between the Society and MWA Financial Services, Inc. (“MWAFS”).(1)

	(4)	(a) Certificate Form.(2)

(b) Variable Supplemental Contract.(2)

	(5)	(a) Certificate Application.(2)

(b) Suitability Supplement.(2)

	(6)	(a) Articles of Incorporation of the Society.(1)

(b) By-Laws of the Society (included in exhibit 6(a) hereto).(1)

(i) Revised By-Laws(4)

	(7)	Not Applicable.

	(8)	(a) Participation Agreement relating to American Century Investments.(2)

(1) Form of Amendment to Participation Agreement(5)

(2) Form of Amendment to Shareholder Services Agreement(5)

(b) Participation Agreement relating to Dreyfus Funds.(3)

(1) Supplemental Agreement(6)

(2) Amendment to Fund Participation Agreement(6)

(c) Participation Agreement relating to EquiTrust Variable Insurance Series Fund.(5)

(1) Amended Participation Agreement(6)

(d) Participation Agreement relating to Fidelity Variable Insurance Products Funds.(2)

(1) Form of Amendment to Participation Agreement(5)

(e) Participation Agreement relating to JP Morgan Series Trust II.(2)

(1) Amendment to Fund Participation Amendment(6)

(f) Participation Agreement relating to Summit Pinnacle Series.(2)

(g) Participation Agreement relating to T. Rowe Price Equity Series Fund, Inc. and T. Rowe Price International Series, Inc.(3)

(h) Variable Products Compliance and Accounting Agreement.(2)

(i) (1) T. Rowe Price Shareholder Information Agreement (Rule 22c-2).(6)

(2) American Century Shareholder Information Agreement (Rule 22c-2).(6)

(3) Fidelity Shareholder Information Agreement (Rule 22c-2).(6)

(4) Summit Shareholder Information Agreement (Rule 22c-2).(6)

(9)	Opinion and Consent of Darcy G. Callas, Esquire.(7)

(10)	(a) Consent of Sutherland Asbill & Brennan LLP.(7)

(b) Consent of Ernst & Young LLP.(7)

(c) Consent of Christopher G. Daniels, FSA, MAAA, Consulting Actuary.(7)

(11)	Not Applicable.

(12)	Not Applicable.

(13)	Schedule for Computation of Performance Data.(2)

(14)	(a) Powers of Attorney.(5)

(1)	Incorporated herein by reference to the Initial Filing of this Registration Statement (File No. 333-63972) as filed with the Securities and Exchange Commission on June 27, 2001.
(2)	Incorporated herein by reference to Pre-Effective Amendment No. 1 of this Registration Statement (File No. 333-63972) as filed with the Securities and Exchange Commission on January 31, 2002.
(3)	Incorporated herein by reference to Post-Effective Amendment No. 1 of this Registration Statement (File No. 333-63972) as filed with the Securities and Exchange Commission on May 1, 2002.
(4)	Incorporated herein by reference to Post-Effective Amendment No. 2 of this Registration Statement (File No. 333-63972) as filed with the Securities and Exchange Commission on April 30, 2003.
(5)	Incorporated herein by reference to Post-Effective Amendment No. 6 of this Registration Statement (File No. 333-63972) as filed with the Securities and Exchange Commission on May 1, 2006.
(6)	Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4 (File No. 333-63972) filed with the Securities and Exchange Commission on April 30, 2007.
(7)	Filed herein.

Item 25. Directors and Officers of the Society*

Name	Title
W. Kenny Massey	President and Director
Gerald P. Odean	National Secretary and Director
Nick S. Coin	Treasurer, Investment Manager and Director
Darcy G. Callas	General Counsel and Director
Jerry F. Harbaugh	Director
Albert T. Hurst, Jr.	Director
Robert C. Pollex	Director
Larry L. Schreiber	Actuary
Stephen A. VanSpeybroeck	Fraternal Director
Denis P. Prior	Assistant National Secretary
Patrick J. Barnes	Chief Marketing Officer
George R. Worley	Chief Agency Officer

*	Unless otherwise indicated, the principal business address of each person is 1701 1st Avenue, Rock Island, Illinois 61201.

Item 26. Persons Controlled By Or Under Common Control With The Depositor Or Registrant

The registrant is a segregated asset account of the Society and is therefore owned and controlled by the Society.

MODERN WOODMEN OF AMERICA

Organizational Chart

01/01/08

Modern Woodmen of America (a fraternal benefit society incorporated in Illinois)

MWA Financial Services, Inc. (an Illinois corporation) (a wholly-owned subsidiary)	MWABank (a federal savings bank) (a wholly-owned subsidiary)

MWAGIA, Inc. (an Illinois corporation) (a wholly-owned subsidiary of MWA Financial Services, Inc.)

Item 27. Number of Certificate Holders

As of April 17, 2008 there were 5,135 Qualified Certificate Holders and 856 Non-Qualified Certificate Holders.

Item 28. Indemnification

The Society shall indemnify each officer, director or employee, now or hereafter serving the Society, against the reasonable expenses, including attorneys fees, of any and all claims, liabilities, penalties, forfeitures and fines to which he or she may be or become subject by reason of having served in any such capacity, except as to matters as to which such director, officer or employee was guilty of gross negligence or misconduct in the performance of his or her duties. Such indemnification shall also extend to instances where at the request of the Society the individual serves as a director, officer, employee, trustee or agent of another enterprise. The foregoing right of indemnification shall not be deemed exclusive of any other rights to which such director, officer or employee may be entitled.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriter

(a) MWA Financial Services, Inc. is the registrant’s principal underwriter and also serves as the principal underwriter to Modern Woodmen of America Variable Account.

(b) Officers and Managers of MWA Financial Services, Inc.

Name and Principal Business Address*	Positions and Offices
Robert M. Roth	Chairman, President and Director
Gerald P. Odean	Secretary and Director
Diane E. Nahra	Treasurer
Thaddeus R. Crass	Operations Manager
Pamela S. Fritz	Compliance Manager
Todd D. Swanson	Accounting Manager

*	The principal business address of all of the persons listed above is 1701 1st Avenue, Rock Island, Illinois 61201.

(c) Give the following information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption	Brokerage Commission	Compensation
MWA Financial Services, Inc.	$4,107,050*	NA	NA	$668,854

*	Includes Variable Product Distribution Fees and reimbursements for certain MWAFS expenses.

Item 30. Location of Books and Records

All of the accounts, books, records or other documents required to be kept by Section 31(a) of the Investment Company Act of 1940 and rules thereunder, are maintained by the Society at 1701 1st Avenue, Rock Island, Illinois 61201 or 5400 University Avenue, West Des Moines, Iowa 50266.

Item 31. Management Services

Variable Products Compliance and Accounting Agreement. Under this agreement, EquiTrust Investment Management Services, Inc. (“EquiTrust”) agrees to provide the Society with certain compliance and accounting functions with respect to the variable annuity and variable universal life Certificates issued by the Society. These functions include: preparing Forms N-4 and N-6, N-SAR and 24F-2; providing requested information for SEC examinations; calculating daily unit values, preparing trial balances, financials and audit schedules.

EquiTrust is not an affiliated person of the Society. EquiTrust is compensated quarterly for its services based on a schedule of fees attached to the agreement.

Item 32. Undertakings and Representations

(a) The Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for as long as purchase payments under the Certificates offered herein are being accepted.

(b) The Registrant undertakes that it will include as part of any application to purchase a Certificate offered by the prospectus, either: (i) as part of any application to purchase a Certificate offered by the prospectus, a space that an applicant can check to request a statement of additional information; or (ii) a post card or similar written communication, affixed to or included in the prospectus that the applicant can remove and send to the Society for a statement of additional information.

(c) The Registrant undertakes to deliver any statement of additional information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request to the Society at the address or phone number listed in the prospectus.

(d) The Society represents that in connection with its offering of the Certificates as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code of 1986, it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No. IP-6-88) regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, and that paragraphs numbered (1) through (4) of that letter will be complied with.

(e) Modern Woodmen of America (the “Society”) represents that the aggregate charges under the Certificates are reasonable in relation to the services rendered, the expenses expected to be incurred and the risks assumed by the Society.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Modern Woodmen of America Variable Annuity Account, certifies that it meets all the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized in the City of Rock Island, State of Illinois, on the 30th day of April, 2008.

MODERN WOODMEN OF AMERICA MODERN WOODMEN OF AMERICA VARIABLE ANNUITY ACCOUNT

By:	/s/ W. KENNY MASSEY
W. Kenny Massey
President
Modern Woodmen of America

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the dates set forth below.

Signature	Title	Date
/s/ W. KENNY MASSEY W. Kenny Massey	President and Director [Principal Executive Officer]	April 30, 2008

/s/ GERALD P. ODEAN Gerald P. Odean	National Secretary and Director [Principal Financial Officer and Principal Accounting Officer]	April 30, 2008

/s/ NICK S. COIN Nick S. Coin	Treasurer, Investment Manager and Director	April 30, 2008

/s/ DARCY G. CALLAS Darcy G. Callas	General Counsel and Director	April 30, 2008

* Jerry F. Harbaugh	Director	April 30, 2008

* Albert T. Hurst, Jr.	Director	April 30, 2008

* Robert C. Pollex	Director	April 30, 2008

*By:	/s/ DARCY G. CALLAS
Attorney-In-Fact
Pursuant to Power of Attorney